Exhibit 10.1


================================================================

                        CREDIT AGREEMENT
                  DATED AS OF NOVEMBER 19, 2004

                              among

                          ENNIS, INC.,
                         as the Company

          EACH OF THE OTHER CO-BORROWERS PARTY HERETO,
                         as Co-Borrowers

        THE VARIOUS FINANCIAL INSTITUTIONS PARTY HERETO,
                           as Lenders

               LASALLE BANK NATIONAL ASSOCIATION,
                     as Administrative Agent

               LASALLE BANK NATIONAL ASSOCIATION,
                     as Documentation Agent,

                               and

           COMPASS BANK AND JPMORGAN CHASE BANK, N.A., as Co-Syndication Agents



===============================================================


               LASALLE BANK NATIONAL ASSOCIATION,
                           as Arranger

SECTION 1  DEFINITIONS                                        1
     1.1     Definitions                                      1
     1.2     Other Interpretive Provisions                   19
SECTION 2  COMMITMENTS OF THE LENDERS; BORROWING, CONVERSION
            AND LETTER OF CREDIT PROCEDURES                  20
     2.1    Commitments                                      20
             2.1.1  Revolving Loan Commitment                20
             2.1.2  Increase in Revolving Commitment         20
             2.1.3  Term Loan Commitment                     21
             2.1.4  L/C Commitment                           21
     2.2    Loan Procedures                                  21
            2.2.1   Various Types of Loans                   21
            2.2.2   Borrowing Procedures                     21
            2.2.3   Conversion and Continuation Procedures   22
            2.2.4   Swing Line Facility                      23
     2.3    Letter of Credit Procedures                      25
            2.3.1   L/C Applications                         25
            2.3.2   Participations in Letters of Credit      25
            2.3.3   Reimbursement Obligations                26
            2.3.4   Funding by Lenders to Issuing Lender     26
     2.4    Commitments Several                              27
     2.5    Certain Conditions                               27
     2.6 Appointment of the Parent as Agent for Co-Borrowers; Reliance by Administrative Agent 27
SECTION 3  EVIDENCING OF LOANS                               28
     3.1    Notes                                            28
     3.2    Recordkeeping                                    28
SECTION 4  INTEREST                                          28
     4.1    Interest Rates                                   28
     4.2    Interest Payment Dates                           28
     4.3    Setting and Notice of LIBOR Rates                29

     4.4  Computation of Interest                            29
SECTION 5  FEES                                              29
     5.1    Non-Use Fee                                      29
     5.2    Letter of Credit Fees                            29
     5.3    Administrative Agent's Fees                      30
SECTION 6  REDUCTION OR TERMINATION OF THE REVOLVING
            COMMITMENT; PREPAYMENTS                          30
     6.1    Reduction or Termination of the Revolving
             Commitment                                      30
            6.1.1   Voluntary Reduction or Termination
                     of theRevolving Commitment              30
            6.1.2   INTENTIONALLY OMITTED                    30
            6.1.3   All Reductions of the Revolving
                     Commitment                              30
     6.2    Prepayments                                      30
            6.2.1   Voluntary Prepayments                    30
            6.2.2   Mandatory Prepayments                    30
     6.3    Manner of Prepayments                            31
            6.3.1   All Prepayments                          31
     6.4    Repayments                                       32
            6.4.1   Revolving Loans                          32
            6.4.2   Term Loans                               32
SECTION 7  MAKING AND PRORATION OF PAYMENTS; SETOFF; TAXES   32
     7.1    Making of Payments                               32
     7.2    Application of Certain Payments                  32
     7.3    Due Date Extension                               32
     7.4    Setoff                                           33
     7.5    Proration of Payments                            33
     7.6    Taxes                                            33
SECTION 8  INCREASED COSTS; SPECIAL PROVISIONS FOR LIBOR
             LOANS                                           35
     8.1    Increased Costs                                  35

     8.2    Basis for Determining Interest Rate Inadequate or
             Unfair                                          36
     8.3    Changes in Law Rendering LIBOR Loans Unlawful    36
     8.4    Funding Losses                                   37
     8.5    Right of Lenders to Fund through Other Offices   37
     8.6    Discretion of Lenders as to Manner of Funding    37
     8.7    Mitigation of Circumstances; Replacement of
             Lenders                                         37
     8.8    Conclusiveness of Statements; Survival of
             Provisions                                      38
SECTION 9  REPRESENTATIONS AND WARRANTIES                    38
     9.1    Organization                                     38
     9.2    Authorization; No Conflict                       38
     9.3    Validity and Binding Nature                      39
     9.4    Financial Condition                              39
     9.5    No Material Adverse Change                       39
     9.6    Litigation and Contingent Liabilities            39
     9.7    Ownership of Properties; Liens                   39
     9.8    Equity Ownership; Subsidiaries                   39
     9.9    Pension Plans                                    40
     9.10   Investment Company Act                           41
     9.11   Public Utility Holding Company Act               41
     9.12   Regulations T, U and X                           41
     9.13   Taxes                                            41
     9.14   Solvency, etc                                    41
     9.15   Environmental Matters                            41
     9.16   Insurance                                        42
     9.17   Real Property                                    42
     9.18   Information                                      42
     9.19   Intellectual Property                            43
     9.20   Burdensome Obligations                           43
     9.21   Labor Matters                                    43

     9.22   No Default                                       43
     9.23   Related Agreements, etc                          43
SECTION 10 AFFIRMATIVE COVENANTS                             44
     10.1   Reports, Certificates and Other Information      44
            10.1.1 Annual Report                             44
            10.1.2 Interim Reports                           44
            10.1.3 Compliance Certificates                   44
            10.1.4  Reports to the SEC and to Shareholders   45
            10.1.5  Notice of Default, Litigation and ERISA
                     Matters                                 45
            10.1.6  Management Reports                       46
            10.1.7  Projections                              46
            10.1.8  Subordinated Debt and Related
                     Transaction Notices                     46
            10.1.9  Other Information                        46
     10.2   Books, Records and Inspections                   46
     10.3   Maintenance of Property; Insurance               47
     10.4   Compliance with Laws; Payment of Taxes and
             Liabilities                                     48
     10.5   Maintenance of Existence, etc                    48
     10.6   Use of Proceeds                                  48
     10.7   Employee Benefit Plans                           49
     10.8   Environmental Matters                            49
     10.9   Further Assurances                               49
SECTION 11 NEGATIVE COVENANTS                                50
     11.1   Debt                                             50
     11.2   Liens                                            51
     11.3   Operating Leases                                 52
     11.4   Restricted Payments                              52
     11.5   Mergers, Consolidations, Sales                   52
     11.6   Modification of Organizational Documents;
             Factoring Facility                              54
     11.7   Transactions with Affiliates                     54

     11.8   Unconditional Purchase Obligations               54
     11.9   Inconsistent Agreements                          54
     11.10  Business Activities                              54
     11.11  Investments                                      55
     11.12  Restriction of Amendments to Certain Documents   55
     11.13  Fiscal Year                                      55
     11.14  Financial Covenants                              55
            11.14.1 Fixed Charge Coverage Ratio              55
            11.14.2 Total Funded Debt to EBITDA Ratio        56
            11.14.3 Minimum Net Worth                        56
     11.15  Cancellation of Debt                             56
     11.16  Contingent Liabilities                           56
SECTION 12 EFFECTIVENESS; CONDITIONS OF LENDING, ETC         56
     12.1   Initial Credit Extension                         56
            12.1.1  Notes                                    57
            12.1.2  Authorization Documents                  57
            12.1.3  Consents, etc                            57
            12.1.4  Letter of Direction                      57
            12.1.5  Security Agreement                       57
            12.1.6  Perfection Certificate                   57
            12.1.7  Real Estate Documents                    57
            12.1.8  Opinions of Counsel                      58
            12.1.9  Insurance                                58
            12.1.10 Copies of Documents                      58
            12.1.11 Payment of Fees                          58
            12.1.12 Solvency Certificate                     59
            12.1.13 Pro Forma; Financial Statements          59
            12.1.14 Environmental Reports                    59
            12.1.15 Search Results; Lien Terminations        59

            12.1.16 Filings, Registrations and Recordings    59
            12.1.17 Closing Certificate, Consents
                     and Permits                             59
            12.1.18 Account Control Agreements               60
            12.1.19 Other                                    60
     12.2   Conditions                                       60
            12.2.1  Compliance with Warranties,
                     No Default, etc.                        60
            12.2.2 Confirmatory Certificate                  60
SECTION 13 EVENTS OF DEFAULT AND THEIR EFFECT                60
     13.1   Events of Default                                60
            13.1.1  Non-Payment of the Loans, etc            61
            13.1.2  Non-Payment of Other Debt                61
            13.1.3  Other Material Obligations               61
            13.1.4  Bankruptcy, Insolvency, etc              61
            13.1.5  Non-Compliance with Loan Documents       61
            13.1.6  Representations; Warranties              61
            13.1.7  Pension Plans                            62
            13.1.8  Judgments                                62
            13.1.9  Invalidity of Collateral Documents, etc  62
            13.1.10 Invalidity of Subordination
                     Provisions, etc.                        62
            13.1.11 Change of Control                        62
     13.2   Effect of Event of Default                       62
SECTION 14 THE AGENTS                                        63
     14.1   Appointment and Authorization                    63
     14.2   Issuing Lender                                   63
     14.3   Delegation of Duties                             63
     14.4   Exculpation of Administrative Agent              64
     14.5   Reliance by Administrative Agent                 64
     14.6   Notice of Default                                65
     14.7   Credit Decision                                  65

     14.8   Indemnification                                  65
     14.9   Administrative Agent in Individual Capacity      66
     14.10  Successor Administrative Agent                   66
     14.11  Collateral Matters                               67
     14.12  Administrative Agent May File Proofs of Claim    67
     14.13  Other Agents; Arrangers and Managers             68
     14.14  Relationship Among Lenders                       68
     14.15  Benefit of Article                               68
SECTION 15 GENERAL                                           68
     15.1   Waiver; Amendments                               68
     15.2   Confirmations                                    69
     15.3   Notices                                          69
     15.4   Computations                                     69
     15.5   Costs, Expenses and Taxes                        70
     15.6   Assignments; Participations                      70
            15.6.1  Assignments                              70
            15.6.2  Participations                           71
     15.7   Register                                         72
     15.8   Governing Law                                    72
     15.9   Confidentiality                                  72
     15.10  Severability                                     73
     15.11  Nature of Remedies                               73
     15.12  Entire Agreement                                 74
     15.13  Counterparts                                     74
     15.14  Successors and Assigns                           74
     15.15  Captions                                         74
     15.16  Customer Identification - USA Patriot Act Notice 74
     15.17  Indemnification by the Company                   74
     15.18  Nonliability of Lenders                          75

     15.19  Forum Selection and Consent to Jurisdiction      76
     15.20  Waiver of Jury Trial                             77
SECTION 16 CROSS-GUARANTY                                    77
     16.1   Cross-Guaranty                                   77
     16.2   Waivers by Co-Borrowers                          77
     16.3   Benefit of Guaranty                              78
     16.4   Waiver of Subrogation, Etc                       78
     16.5   Election of Remedies                             78
     16.6   Limitation                                       78
     16.7   Contribution with Respect to Guaranty
             Obligations                                     79
     16.8   Liability Cumulative                             80
     16.9   Stay of Acceleration                             80
     16.10  Benefit to Co-Borrowers                          80

                             ANNEXES

ANNEX A             Lenders and Pro Rata Shares
ANNEX B             Addresses for Notices


                            SCHEDULES

SCHEDULE 9.6        Litigation and Contingent Liabilities
SCHEDULE 9.8        Subsidiaries
SCHEDULE 9.16       Insurance
SCHEDULE 9.17       Real Property
SCHEDULE 9.21       Labor Matters
SCHEDULE 11.1       Existing Debt
SCHEDULE 11.2       Existing Liens
SCHEDULE 11.11      Investments
SCHEDULE 12.1       Debt to be Repaid

                            EXHIBITS

EXHIBIT A-1         Form of Term Note
EXHIBIT A-2         Form of Revolving Note
EXHIBIT A-3         Form of Swing Line Note
EXHIBIT B           Form   of   Compliance  Certificate  (Section
                    10.1.3)
EXHIBIT C           Form of Assignment Agreement (Section 15.6.1)
EXHIBIT D           Form of Notice of Borrowing (Section 2.2.2)
EXHIBIT E           Form  of  Notice  of  Conversion/Continuation
                    (Section 2.2.3)

                        CREDIT AGREEMENT
                        ----------------

     THIS CREDIT AGREEMENT dated as of November 19, 2004 (this "Agreement") is entered into among ENNIS, INC. (the "Parent"), EACH OF THE PARTIES LISTED UNDER THE HEADING CO-BORROWERS ON THE SIGNATURE PAGES HERETO (individually with the Parent referred to herein as a "Co-Borrower" and collectively with the Parent called, the "Company"), the financial institutions that are or may from time to time become parties hereto (together with their respective successors and assigns, the "Lenders") LASALLE BANK NATIONAL ASSOCIATION (in its individual capacity, "LaSalle"), as administrative agent for the Lenders, JPMorgan Chase Bank, N.A. and Compass Bank, as co-syndication agent (the "Syndication Agents") and LASALLE BANK NATIONAL ASSOCIATION, as documentation agent (the "Documentation Agent").

     The Lenders have agreed to make available to the Company term loans and a revolving credit facility (which includes letters of credit) upon the terms and conditions set forth herein.

     In consideration of the mutual agreements herein contained, the parties hereto agree as follows:

     SECTION 1 DEFINITIONS.

     1.1   Definitions.   When used herein  the  following  terms
shall have the following meanings:

     Account Debtor is defined in the Security Agreement.

     Account or Accounts is defined in the UCC.

     Acquisition means any transaction or series of related transactions for the purpose of or resulting, directly or indirectly, in (a) the acquisition of all or substantially all of the assets of a Person, or of all or substantially all of any business or division of a Person, (b) the acquisition of in excess of 50% of the Capital Securities of any Person, or otherwise causing any Person to become a Subsidiary, or (c) a merger or consolidation or any other combination with another Person (other than a Person that is already a Subsidiary).

     Administrative Agent means LaSalle in its capacity as administrative agent for the Lenders hereunder and any successor thereto in such capacity.

     Affected Loan - see Section 8.3.

     Affiliate of any Person means (a) any other Person which, directly or indirectly, controls or is controlled by or is under common control with such Person, (b) any officer or director of such Person and (c) with respect to any Lender, any entity administered or managed by such Lender or an Affiliate or investment advisor thereof and which is engaged in making, purchasing, holding or otherwise investing in commercial loans. A Person shall be deemed to be "controlled by" any other Person if such Person possesses, directly or indirectly, power to vote 10% or more of the securities (on a fully diluted basis) having ordinary voting power for the election of directors or managers or power to direct or cause the direction of the management and policies of such Person whether by contract or otherwise. Unless expressly stated otherwise herein, neither the Administrative Agent nor any Lender shall be deemed an Affiliate of any Loan Party.

     Agent Fee Letter means the Fee letter dated as of June 22, 2004 between the Parent and the Administrative Agent.

     Aggregate   Revolving  Commitment  means  $100,000,000,   as
reduced from time to time pursuant to Section 6.1.

     Aggregate Term Commitment means $50,000,000; provided that after the Closing Date, the "Aggregate Term Commitment" shall be $0.

     Agreement - see the Preamble.

     Allocable Amount - see Section 16.7(b).

     Applicable Margin means, for any day, the rate per annum set forth below opposite the level (the "Level") then in effect, it being understood that the Applicable Margin for (i) LIBOR Loans shall be the percentage set forth under the column "LIBOR Margin", (ii) Base Rate Loans shall be the percentage set forth under the column "Base Rate Margin", (iii) the Non-Use Fee Rate shall be the percentage set forth under the column "Non-Use Fee Rate" and (iv) the L/C Fee shall be the percentage set forth under the column "L/C Fee Rate":


                                       Base
       Total Funded Debt     LIBOR     Rate    Non-Use   L/C Fee
Level  to EBITDA Ratio       Margin   Margin   Fee Rate   Rate
-----  -----------------     ------   ------   --------   ----
I      Greater than or
       equal to 2.00:1       1.75%    0.50%     0.40%     1.75%
II     Greater than or
       equal to 1.50:1 but
       less than 2.00:1      1.50%    0.25%     0.35%     1.50%
III    Greater than or
       equal to 1.00:1 but
       less than 1.50:1      1.25%      0%      0.30%     1.25%
IV     Greater than or
       equal to 0.50:1 but
       less than 1.00:1      1.00%      0%      0.25%     1.00%
V      Less than 0.50:1      0.75%      0%      0.20%     0.75%

     The LIBOR Margin, the Base Rate Margin, the Non-Use Fee Rate and the L/C Fee Rate shall be adjusted, to the extent applicable, on the fifth (5th) Business Day after the Company provides or is required to provide the annual and quarterly financial statements and other information pursuant Section 10.1.1 or 10.1.2, as applicable, and the related Compliance Certificate, pursuant to Section 10.1.3. Notwithstanding anything contained in this paragraph to the contrary, (a) if the Company fails to deliver the such financial statements and Compliance Certificate within ten (10) Business Days of the date required under the provisions of Section 10.1.1,
10.1.2 and 10.1.3, the LIBOR Margin, the Base Rate Margin, the Non-Use Fee Rate and the L/C Fee Rate shall be based upon Level I above beginning on the 10th Business Day after the date such financial statements and Compliance Certificate were required to be delivered until the fifth (5th) Business Day after such financial statements and Compliance Certificate are actually delivered, whereupon the Applicable Margin shall be determined by the then current Level; (b) no reduction to any Applicable Margin shall become effective at any time when an Event of Default or Unmatured Event of Default has occurred and is continuing; and (c) the initial Applicable Margin on the Closing Date shall be based on Level II until the date on which the financial statements and Compliance Certificate are required to be delivered for the Fiscal Quarter ending May 31, 2005.

     Asset Disposition means the sale, lease, assignment or other transfer for value (each, a "Disposition") by any Loan Party to any Person (other than a Loan Party) of any asset or right of such Loan Party (including, the loss, destruction or damage of any thereof or any actual or threatened (in writing to any Loan Party) condemnation, confiscation, requisition, seizure or taking thereof) other than (a) the Disposition of any asset which is to be replaced, and is in fact replaced, within 180 days with another asset performing the same or a similar function, (b) the sale or lease of inventory in the ordinary course of business and
(c) the Disposition of any assets in any Fiscal Year for aggregate consideration, which in the aggregate for all other Dispositions under this clause (c) during such Fiscal Year, does not exceed $1,000,000.

     Assignee - see Section 15.6.1.

     Assignment Agreement - see Section 15.6.1.

     Attorney Costs means, with respect to any Person, all reasonable fees and charges of any legal counsel to such Person and all court costs and similar legal expenses.

     Bank Product Agreements means those certain cash management service agreements entered into from time to time between any Loan Party and a Lender or its Affiliates in connection with any of the Bank Products.

     Bank Product Obligations means all obligations, liabilities, contingent reimbursement obligations, fees, and expenses owing by the Loan Parties to any Lender or its Affiliates pursuant to or evidenced by the Bank Product Agreements and irrespective of whether for the payment of money, whether direct or indirect, absolute or contingent, due or to become due, now existing or hereafter arising, and including all such amounts that a Loan Party is obligated to reimburse to the Administrative Agent or any Lender as a result of the Administrative Agent or such Lender purchasing participations or executing indemnities or reimbursement obligations with respect to the Bank Products provided to the Loan Parties pursuant to the Bank Product Agreements.

     Bank Products means any service or facility (but excluding the Loans and the Letters of Credit) extended to any Loan Party by any Lender or its Affiliates including: (a) credit cards, (b) credit card processing services, (c) debit cards, (d) purchase cards, (e) ACH Transactions, (f) cash management, including controlled disbursement accounts or services, or (g) Hedging Agreements.

     Base  Rate means at any time the greater of (a) the  Federal
Funds Rate plus 0.5% and (b) the Prime Rate.

     Base Rate Loan means any Loan which bears interest at or by reference to the Base Rate.

     Base Rate Margin - see the definition of Applicable Margin.

     BSA - see Section 10.4.

     Business Day means any day on which LaSalle is open for commercial banking business in Chicago, Illinois and, in the case of a Business Day which relates to a LIBOR Loan, on which dealings are carried on in the London interbank eurodollar market.

     Capital Expenditures means all expenditures which, in accordance with GAAP, would be required to be capitalized and shown on the consolidated balance sheet of the Company, including expenditures in respect of Capital Leases, but excluding expenditures made in connection with the replacement, substitution or restoration of assets to the extent financed (a) from insurance proceeds (or other similar recoveries) paid on account of the loss of or damage to the assets being replaced or restored or (b) with awards of compensation arising from the taking by eminent domain or condemnation of the assets being replaced.

     Capital Lease means, with respect to any Person, any lease of (or other agreement conveying the right to use) any real or personal property by such Person that, in conformity with GAAP, is accounted for as a capital lease on the balance sheet of such Person.

     Capital Securities means, with respect to any Person, all shares, interests, participations or other equivalents (however designated, whether voting or non-voting) of such Person's capital, whether now outstanding or issued or acquired after the Closing Date, including common shares, preferred shares, membership interests in a limited liability company, limited or general partnership interests in a partnership, interests in a trust, interests in other unincorporated organizations or any other equivalent of such ownership interest.

     Cash Collateralize means to deliver cash collateral to the Administrative Agent, to be held as cash collateral for outstanding Letters of Credit, pursuant to documentation satisfactory to the Administrative Agent. Derivatives of such term have corresponding meanings.

     Cash Equivalent Investment means, at any time, (a) any evidence of Debt, maturing not more than one year after such time, issued or guaranteed by the United States Government or any agency thereof, (b) commercial paper, maturing not more than one year from the date of issue, or corporate demand notes, in each case (unless issued by a Lender or its holding company) rated at least A-l by Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc. or P-l by Moody's Investors Service, Inc., (c) any certificate of deposit, time deposit or banker's acceptance, maturing not more than one year after such time, or any overnight Federal Funds transaction that is issued or sold by any Lender or its holding company (or by a commercial banking institution that is a member of the Federal Reserve System and has a combined capital and surplus and undivided profits of not less than $500,000,000), (d) any repurchase agreement entered into with any Lender (or commercial banking institution of the nature referred to in clause (c)) which (i) is secured by a fully perfected security interest in any obligation of the type described in any of clauses (a) through (c) above and (ii) has a market value at the time such repurchase agreement is entered into of not less than 100% of the repurchase obligation of such Lender (or other commercial banking institution) thereunder and (e) money market accounts or mutual funds which invest exclusively in assets satisfying the foregoing requirements, and (f) other short term liquid investments approved in writing by the Administrative Agent.

     Centrum   means  Centrum  Acquisition,  Inc.,   a   Delaware
corporation.

     Change of Control means the occurrence of any of the following events: (a) any Person or group of Persons (within the meaning of Section 13 or 14 of the Securities Exchange Act of
1934) shall acquire beneficial ownership (within the meaning of Rule 13d-3 promulgated under such Act) of more than 50% of the outstanding securities (on a fully diluted basis and taking into account any securities or contract rights exercisable, exchangeable or convertible into equity securities) of the Company having voting rights in the election of directors under normal circumstances; (b) a majority of the members of the Board of Directors of the Company shall cease to be Continuing Members; or (c) the Company shall cease to, directly or indirectly, own and control 100% of each class of the outstanding Capital Securities of each Co-Borrower and of each other Subsidiary. For purposes of the foregoing, "Continuing Member" means a member of the Board of Directors of the Company who either (i) was a member of the Company's Board of Directors on the day before the Closing Date and has been such continuously thereafter or (ii) became a member of such Board of Directors after the day before the Closing Date and whose election or nomination for election was approved by a vote of the majority of the Continuing Members then members of the Company's Board of Directors.

     Closing Date - see Section 12.1.

     Co-Borrower - see the Preamble.

     Code means the Internal Revenue Code of 1986.

     Collateral Access Agreement means an agreement in form and substance reasonably satisfactory to the Administrative Agent pursuant to which a mortgagee or lessor of real property on which collateral is stored or otherwise located, or a warehouseman, processor or other bailee of Inventory or other property owned by any Loan Party, acknowledges the Liens of the Administrative Agent and waives any Liens held by such Person on such property, and, in the case of any such agreement with a mortgagee or lessor, permits the Administrative Agent reasonable access to and use of such real property following the occurrence and during the continuance of an Event of Default to assemble, complete and sell any collateral stored or otherwise located thereon.

     Collateral Documents means, collectively, the Security Agreement, each Mortgage, each Collateral Access Agreement, each Perfection Certificate, each control agreement and any other agreement or instrument pursuant to which the Company, any Subsidiary or any other Person grants or purports to grant collateral to the Administrative Agent for the benefit of the Lenders or otherwise relates to such collateral.

     Commitment means, as to any Lender, such Lender's commitment to make Loans, and to issue or participate in Letters of Credit, under this Agreement. The initial amount of each Lender's commitment to make Loans is set forth on Annex A. Each Lender's commitment to make Term Loans is described herein as its "Term Commitment" and each Lender's commitment to make Revolving Loans is described herein as its "Revolving Commitment".

     Company - see the Preamble.

     Compliance Certificate means a Compliance Certificate in substantially the form of Exhibit B.

     Computation  Period  means each period of  four  consecutive
Fiscal Quarters ending on the last day of a Fiscal Quarter.

     Consolidated Net Income means, with respect to the Company and its Subsidiaries for any period, the net income (or loss) of the Company and its Subsidiaries for such period, excluding any gains from Asset Dispositions, any extraordinary gains and any gains from discontinued operations.

     Contingent Liability means, with respect to any Person, each obligation and liability of such Person and all such obligations and liabilities of such Person incurred pursuant to any agreement, undertaking or arrangement by which such Person: (a) guarantees, endorses or otherwise becomes or is contingently liable upon (by direct or indirect agreement, contingent or otherwise, to provide funds for payment, to supply funds to, or otherwise to invest in, a debtor, or otherwise to assure a creditor against loss) the indebtedness, dividend, obligation or other liability of any other Person in any manner (other than by endorsement of instruments in the course of collection), including any indebtedness, dividend or other obligation which may be issued or incurred at some future time; (b) guarantees the payment of dividends or other distributions upon the Capital Securities of any other Person; (c) undertakes or agrees (whether contingently or otherwise): (i) to purchase, repurchase, or otherwise acquire any indebtedness, obligation or liability of any other Person or any property or assets constituting security therefor, (ii) to advance or provide funds for the payment or discharge of any indebtedness, obligation or liability of any other Person (whether in the form of loans, advances, stock purchases, capital contributions or otherwise), or to maintain solvency, assets, level of income, working capital or other financial condition of any other Person, or (iii) to make payment to any other Person other than for value received; (d) agrees to lease property or to purchase securities, property or services from such other Person with the purpose or intent of assuring the owner of such indebtedness or obligation of the ability of such other Person to make payment of the indebtedness or obligation; (e) to induce the issuance of, or in connection with the issuance of, any letter of credit for the benefit of such other Person; or (f) undertakes or agrees otherwise to assure a creditor against loss. The amount of any Contingent Liability shall (subject to any limitation set forth herein) be deemed to be the outstanding principal amount (or maximum permitted principal amount, if larger) of the indebtedness, obligation or other liability guaranteed or supported thereby.

     Controlled Group means all members of a controlled group of corporations, all members of a controlled group of trades or businesses (whether or not incorporated) under common control and all members of an affiliated service group which, together with the Company or any of its Subsidiaries, are treated as a single employer under Section 414 of the Code or Section 4001 of ERISA.

     Debt of any Person means, without duplication, (a) all indebtedness of such Person (excluding trade accounts payable in the ordinary course of business and accrued expenses arising in the ordinary course of business), (b) all borrowed money of such Person, whether or not evidenced by bonds, debentures, notes or similar instruments, (c) all obligations of such Person as lessee under Capital Leases which have been or should be recorded as liabilities on a balance sheet of such Person in accordance with GAAP, (d) all obligations of such Person to pay the deferred purchase price of property or services (excluding trade accounts payable in the ordinary course of business and accrued expenses arising in the ordinary course of business), (e) all indebtedness secured by a Lien on the property of such Person, whether or not such indebtedness shall have been assumed by such Person; provided that if such Person has not assumed or otherwise become liable for such indebtedness, such indebtedness shall be measured at the fair market value of such property securing such indebtedness at the time of determination, (f) all obligations, contingent or otherwise, with respect to the face amount of all letters of credit (whether or not drawn), bankers' acceptances and similar obligations issued for the account of such Person (including the Letters of Credit), (g) all Hedging Obligations of such Person, (h) all guarantees of indebtedness of any Person, and (i) all Debt of any partnership of which such Person is a general partner.

     Debt to be Repaid means Debt listed on Schedule 12.1.

     Designated Proceeds - see Section 6.2.2(a).

     Dollar  and  the sign "$" mean lawful money  of  the  United
States of America.

     EBITDA means, for any period, Consolidated Net Income for such period plus, to the extent deducted in determining such Consolidated Net Income, Interest Expense, income tax expense, depreciation and amortization for such period.

     Environmental Claims means all claims, however asserted, by any governmental, regulatory or judicial authority or other Person alleging potential liability or responsibility for violation of any Environmental Law, or for release or injury to the environment.

     Environmental  Laws  means all present  or  future  federal, state or local laws, statutes, common law duties, rules, regulations, ordinances and codes, together with all administrative or judicial orders, consent agreements, directed duties, requests, licenses, authorizations and permits of, and agreements with, any governmental authority, in each case relating to any matter arising out of or relating to public health and safety, or pollution or protection of the environment or workplace, including any of the foregoing relating to the presence, use, production, generation, handling, transport, treatment, storage, disposal, distribution, discharge, emission, release, threatened release, control or cleanup of any Hazardous Substance.

     ERISA  means the Employee Retirement Income Security Act  of
1974.

     Event  of  Default  means  any of the  events  described  in
Section 13.1.

     Excess Cash Flow means, for any period, the remainder of (a) EBITDA for such period, minus (b) the sum, without duplication, of (i) scheduled repayments of principal of the Term Loans made during such period, plus (ii) voluntary prepayments of the Term Loans made pursuant to Section 6.2.1 during such period, plus
(iii) cash payments made in such period with respect to Capital Expenditures, plus (iv) all income taxes paid in cash by the Loan Parties during such period, plus (v) cash Interest Expense of the Loan Parties during such period.

     Excluded Taxes means taxes based upon, or measured by, the Lender's or Administrative Agent's (or a branch of the Lender's or Administrative Agent's) overall net income, overall net receipts, or overall net profits (including franchise taxes imposed in lieu of such taxes), but only to the extent such taxes are imposed by a taxing authority (a) in a jurisdiction in which such Lender or Administrative Agent is organized, (b) in a jurisdiction which the Lender's or Administrative Agent's principal office is located, or (c) in a jurisdiction in which such Lender's or Administrative Agent's lending office (or branch) in respect of which payments under this Agreement are made is located.

     Factoring Facility means those certain arrangements pursuant to (a) that certain Second Amended and Restated Collection Date Factoring Agreement, dated September 30, 2001, between the CIT Group/Commercial Services, Inc. and A and G, Inc. (b) that certain Assignment of Monies Due Under Factoring Agreement dated September 30, 2001 between Suntrust Bank and
A and G, Inc.; and (c) and that certain Factoring Agreement dated November 27, 2001 between UPS Capital Global Trade Finance Corporation and A and G, Inc.

     Federal Funds Rate means, for any day, a fluctuating interest rate equal for each day during such period to the weighted average of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers, as published for such day (or, if such day is not a Business Day, for the next preceding Business Day) by the Federal Reserve Bank of New York, or, if such rate is not so published for any day which is a

Business Day, the average of the quotations for such day on such transactions received by the Administrative Agent from three Federal funds brokers of recognized standing selected by the Administrative Agent. The Administrative Agent's determination of such rate shall be binding and conclusive absent manifest error.

     Fiscal Quarter means a fiscal quarter of a Fiscal Year.

     Fiscal Year means the fiscal year of the Company and its Subsidiaries, which period shall be the 12-month period ending on February 28th (or February 29th, in the case of a leap year) of each year. References to a Fiscal Year with a number corresponding to any calendar year (e.g., "Fiscal Year 2004") refer to the Fiscal Year ending on February 28th of such calendar year (or February 29th, in the case of a leap year).

     Fixed Charge Coverage Ratio means, for any Computation Period, the ratio of (a) the total for such period of EBITDA minus the sum of income taxes paid in cash by the Loan Parties and all unfinanced Capital Expenditures to (b) the sum for such period of (i) cash Interest Expense plus (ii) required payments of principal of Funded Debt (including the Term Loans but excluding the Revolving Loans) plus (iii) an amount equal to the advances, dividends and distributions (other than distributions on non-redeemable equity securities of the Parent) made by the Parent to holders of its Capital Securities.

     FRB  means  the  Board of Governors of the  Federal  Reserve
System or any successor thereto.

     Funded Debt means, as to any Person, all Debt of such Person that matures more than one year from the date of its creation (or is renewable or extendible, at the option of such Person, to a date more than one year from such date).

     GAAP means generally accepted accounting principles set forth from time to time in the opinions and pronouncements of the Accounting Principles Board and the American Institute of Certified Public Accountants and statements and pronouncements of the Financial Accounting Standards Board (or agencies with similar functions of comparable stature and authority within the U.S. accounting profession) and the Securities and Exchange Commission, which are applicable to the circumstances as of the date of determination.

     Group - see Section 2.2.1.

     Guarantor Payment - see Section 16.7(a).

     Hazardous Substances means (a) any petroleum or petroleum products, radioactive materials, asbestos in any form that is or could become friable, urea formaldehyde foam insulation, dielectric fluid containing levels of polychlorinated biphenyls, radon gas and mold; and (b) any chemicals, materials, pollutant or substances defined as or included in the definition of "hazardous substances", "hazardous waste", "hazardous materials", "extremely hazardous substances", "restricted hazardous waste", "toxic substances", "toxic pollutants",

"contaminants", "pollutants" or words of similar import, under any applicable Environmental Law; and (c) any other chemical, material or substance, the exposure to, or release of which is prohibited, limited or regulated by any governmental authority pursuant to any Environmental Law, or for which any duty or standard of care is imposed pursuant to any Environmental Law.

     Hedging Agreement means any interest rate, currency or commodity swap agreement, cap agreement or collar agreement, and any other agreement or arrangement designed to protect a Person against fluctuations in interest rates, currency exchange rates or commodity prices.

     Hedging Obligation means, with respect to any Person, any liability of such Person under any Hedging Agreement. The amount of any Person's obligation in respect of any Hedging Obligation shall be deemed to be the incremental obligation that would be reflected in the financial statements of such Person in accordance with GAAP.

     Indemnified Liabilities - see Section 15.17.

     Interest Expense means for any period the consolidated interest expense of the Company and its Subsidiaries for such period (including all imputed interest on Capital Leases).

     Interest Period means, as to any LIBOR Loan, the period commencing on the date such Loan is borrowed or continued as, or converted into, a LIBOR Loan and ending on the date one, two, three or six months thereafter as selected by the Company pursuant to Section 2.2.2 or 2.2.3, as the case may be; provided that:

               (a) if any Interest Period would otherwise end on a day that is not a Business Day, such Interest Period shall be extended to the following Business Day unless the result of such extension would be to carry such Interest Period into another calendar month, in which event such Interest Period shall end on the preceding Business Day;

               (b) any Interest Period that begins on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period shall end on the last Business Day of the calendar month at the end of such Interest Period;

               (c)   the  Company  may  not select  any  Interest
          Period for a Revolving Loan which would extend beyond the scheduled Termination Date; and

               (d) the Company may not select any Interest Period for a Term Loan if, after giving effect to such selection, the aggregate principal amount of all Term Loans having Interest Periods ending after any date on which an installment of the Term Loans is scheduled to be repaid would exceed the aggregate principal amount of the Term Loans scheduled to be outstanding after giving effect to such repayment.

     Inventory is defined in the Security Agreement.

     Investment means, with respect to any Person, any investment in another Person, whether by acquisition of any debt or Capital Security, by making any loan or advance, by becoming obligated with respect to a Contingent Liability in respect of obligations of such other Person (other than travel and similar advances to employees in the ordinary course of business) or by making an Acquisition.

     Issuing Lender means LaSalle, in its capacity as the issuer of Letters of Credit hereunder, or any Affiliate of LaSalle that may from time to time issue Letters of Credit, and their successors and assigns in such capacity.

     LaSalle - see the Preamble.

     L/C Application means, with respect to any request for the issuance of a Letter of Credit, a letter of credit application in the form being used by the Issuing Lender at the time of such request for the type of letter of credit requested.

     L/C Fee Rate - see the definition of Applicable Margin.

     Lender - see the Preamble. References to the "Lenders" shall include the Issuing Lender; for purposes of clarification only, to the extent that LaSalle (or any successor Issuing Lender) may have any rights or obligations in addition to those of the other Lenders due to its status as Issuing Lender, its status as such will be specifically referenced. In addition to the foregoing, for the purpose of identifying the Persons entitled to share in the Collateral and the proceeds thereof under, and in accordance with the provisions of, this Agreement and the Collateral Documents, the term "Lender" shall include Affiliates of a Lender providing a Bank Product.

     Lender Party - see Section 15.17.

     Letter of Credit - see Section 2.1.4.

     LIBOR Loan means any Loan which bears interest at a rate determined by reference to the LIBOR Rate.

     LIBOR Margin - see the definition of Applicable Margin.

     LIBOR Office means with respect to any Lender the office or offices of such Lender which shall be making or maintaining the LIBOR Loans of such Lender hereunder. A LIBOR Office of any Lender may be, at the option of such Lender, either a domestic or foreign office.

     LIBOR Rate means a rate of interest equal to (a) the per annum rate of interest at which United States dollar deposits in an amount comparable to the amount of the relevant LIBOR Loan and for a period equal to the relevant Interest Period are offered in the London Interbank Eurodollar market at 11:00 A.M. (London time) two (2) Business Days prior to the commencement of such Interest Period (or three (3) Business Days prior to the commencement of such Interest Period if banks in London, England were not open and dealing in offshore United States dollars on such second preceding Business Day), as displayed in the Bloomberg Financial Markets system (or other authoritative source selected by the Administrative Agent in its sole discretion) or, if the Bloomberg Financial Markets system or another authoritative source is not available, as the LIBOR Rate is otherwise determined by the Administrative Agent in its reasonable discretion, divided by (b) a number determined by subtracting from 1.00 the then stated maximum reserve percentage for determining reserves to be maintained by member banks of the Federal Reserve System for Eurocurrency funding or liabilities as defined in Regulation D (or any successor category of liabilities under Regulation D), such rate to remain fixed for such Interest Period. The Administrative Agent's determination of the LIBOR Rate shall be conclusive, absent manifest error.

     Lien means, with respect to any Person, any interest granted by such Person in any real or personal property, asset or other right owned or being purchased or acquired by such Person (including an interest in respect of a Capital Lease) which secures payment or performance of any obligation and shall include any mortgage, lien, encumbrance, title retention lien, charge or other security interest of any kind, whether arising by contract, as a matter of law, by judicial process or otherwise.

     Loan Documents means this Agreement, the Notes, the Letters of Credit, the Master Letter of Credit Agreement, the L/C Applications, the Agent Fee Letter, the Collateral Documents, and all documents, instruments and agreements delivered in connection with the foregoing.

     Loan Party means the Company and each Subsidiary.

     Loan  or  Loans means, as the context may require, Revolving
Loans, Term Loans and/or Swing Line Loans.

     Mandatory Prepayment Event - see Section 6.2.2(a).

     Margin  Stock  means  any  "margin  stock"  as  defined   in
Regulation U.

     Master Letter of Credit Agreement means, at any time, with respect to the issuance of Letters of Credit, a master letter of credit agreement or reimbursement agreement in the form, if any, being used by the Issuing Lender at such time.

     Material means, with respect to any Loan Party, at the time of determination that either the assets of such Loan Party comprised more than 5% of the assets of the Loan Parties taken as a whole or the contribution of such Loan Party to EBITDA, determined as of the most recently ended four Fiscal Quarter period, was 5% or more of EBITDA for such period.

     Material Adverse Effect means (a) a material adverse change in, or a material adverse effect upon, the financial condition, operations, assets, business, properties or prospects of the

Loan Parties taken as a whole, (b) a material impairment of the ability of any Material Loan Party to perform any of the Obligations under any Loan Document (provided that, if an incident, or series of incidents, affects more than one Loan Party with assets that in the aggregate comprise more than 15% of the assets of the Loan Parties taken as a whole or the contribution of such Loan Parties to EBITDA, determined as of the most recently ended four Fiscal Quarter period, was 15% or more of EBITDA for such period, all such Loan Parties shall be determined to be Material for the purposes of this definition of Material Adverse Effect) or (c) a material adverse effect upon any substantial portion of the collateral under the Collateral Documents or upon the legality, validity, binding effect or enforceability against any Loan Party of any Loan Document.

     Mortgage means a mortgage, deed of trust, leasehold mortgage or similar instrument granting the Administrative Agent a Lien on real property of any Loan Party.

     Multiemployer Pension Plan means a multiemployer plan, as defined in Section 4001(a)(3) of ERISA, to which the Company or any other member of the Controlled Group may have any liability.

     Net Cash Proceeds means:

     (a) with respect to any Asset Disposition, the aggregate cash proceeds (including cash proceeds received pursuant to policies of insurance or by way of deferred payment of principal pursuant to a note, installment receivable or otherwise, but only as and when received) received by any Loan Party pursuant to such Asset Disposition net of (i) the direct costs relating to such sale, transfer or other disposition (including sales commissions and legal, accounting and investment banking fees), (ii) taxes paid or reasonably estimated by the Company to be payable as a result thereof (after taking into account any available tax credits or deductions and any tax sharing arrangements) and (iii) amounts required to be applied to the repayment of any Debt secured by a Lien on the asset subject to such Asset Disposition (other than the Loans);

     (b) with respect to any issuance of Capital Securities, the aggregate cash proceeds received by any Loan Party pursuant to such issuance, net of the direct costs relating to such issuance (including sales and underwriters' commissions); and

     (c) with respect to any issuance of Debt, the aggregate cash proceeds received by any Loan Party pursuant to such issuance, net of the direct costs of such issuance (including up-front, underwriters' and placement fees).

     Non-U.S. Participant - see Section 7.6(d).

     Non-Use Fee Rate - see the definition of Applicable Margin.

     Note means any promissory note substantially in the form of Exhibit A-1, Exhibit A-2, Exhibit A-3, as applicable.

     Notice of Borrowing - see Section 2.2.2.

     Notice of Conversion/Continuation - see Section 2.2.3.

     Obligations means all obligations (monetary (including post-petition interest, allowed or not) or otherwise) of any Loan Party under this Agreement and any other Loan Document including Attorney Costs and any reimbursement obligations of each Loan Party in respect of Letters of Credit and surety bonds, all Hedging Obligations permitted hereunder which are owed to any Lender or its Affiliate, and all Bank Product Obligations, all in each case howsoever created, arising or evidenced, whether direct or indirect, absolute or contingent, now or hereafter existing, or due or to become due.

     OFAC - see Section 10.4.

     Operating Lease means any lease of (or other agreement conveying the right to use) any real or personal property by any Loan Party, as lessee, other than any Capital Lease.

     PBGC means the Pension Benefit Guaranty Corporation and any entity succeeding to any or all of its functions under ERISA.

     Parent - see the Preamble.

     Participant - see Section 15.6.2.

     Pension Plan means a "pension plan", as such term is defined in Section 3(2) of ERISA, which is subject to Title IV of ERISA or the minimum funding standards of ERISA (other than a Multiemployer Pension Plan), and as to which the Company or any member of the Controlled Group may have any liability, including any liability by reason of having been a substantial employer within the meaning of Section 4063 of ERISA at any time during the preceding five years, or by reason of being deemed to be a contributing sponsor under Section 4069 of ERISA.

     Perfection   Certificate  means  a  perfection   certificate
executed  and  delivered to the Administrative Agent  by  a  Loan
Party.

     Permitted Lien means a Lien expressly permitted hereunder pursuant to Section 11.2.

     Person  means  any natural person, corporation, partnership,
trust,   limited  liability  company,  association,  governmental
authority or unit, or any other entity, whether acting in an individual, fiduciary or other capacity.

     Prime Rate means, for any day, the rate of interest in effect for such day as publicly announced from time to time by the Administrative Agent as its prime rate (whether or not such rate is actually charged by the Administrative Agent), which is not intended to be the Administrative Agent's lowest or most favorable rate of interest at any one time. Any change in the Prime Rate announced by the Administrative Agent shall take effect at the opening of business on the day specified in the public announcement of such change; provided that the Administrative Agent shall not be obligated to give notice of any change in the Prime Rate.



     Pro Rata Share means:

     (a) with respect to a Lender's obligation to make Revolving Loans, participate in Letters of Credit, reimburse the Issuing Lender, and receive payments of principal, interest, fees, costs, and expenses with respect thereto, (x) prior to the Aggregate Revolving Commitment being terminated or reduced to zero, the percentage obtained by dividing (i) such Lender's Revolving Commitment, by (ii) the Aggregate Revolving Commitment and (y) from and after the time the Aggregate Revolving Commitment has been terminated or reduced to zero, the percentage obtained by dividing
          (i) the aggregate unpaid principal amount of such Lender's Revolving Outstandings (after settlement and repayment of all Swing Line Loans by the Lenders) by
          (ii) the aggregate unpaid principal amount of all Revolving Outstandings;

     (b) with respect to a Lender's obligation to make a Term Loan and receive payments of interest, fees, and principal with respect thereto, (x) prior to the making of the Term Loans, the percentage obtained by dividing
          (i) such Lender's Term Commitment, by (ii) the Aggregate Term Commitment, and (y) from and after the making of the Term Loans, the percentage obtained by dividing (i) the principal amount of such Lender's Term Loan by (ii) the principal amount of all Term Loans of all Lenders; and

     (c) with respect to all other matters as to a particular Lender, the percentage obtained by dividing (i) such Lender's Revolving Commitment plus such Lender's Term Commitment, by (ii) the Aggregate Revolving Commitment plus the Aggregate Term Commitment; provided that in the event the Commitments have been terminated or reduced to zero, Pro Rata Share shall be the percentage obtained by dividing (A) the principal amount of such Lender's Revolving Outstandings (after settlement and repayment of all Swing Line Loans by the Lenders) plus the unpaid principal amount of such Lender's Term Loan by (B) the principal amount of all outstanding Revolving Outstandings plus the unpaid principal amount of all Term Loans of all Lenders.

     Refunded Swing Line Loan - see Section 2.2.4(c).

     Regulation D means Regulation D of the FRB.

     Regulation T means Regulation T of the FRB.

     Regulation U means Regulation U of the FRB.

     Regulation X means Regulation X of the FRB.

     Related Agreements means (i) the Agreement and Plan of Merger, dated as of June 25, 2004, by and among the Parent, its wholly-owned subsidiary, Midlothian Holdings LLC, a Delaware limited liability company ("Merger Sub") and Centrum Acquisition, Inc., a Delaware corporation (the "Target"), as amended by the First Amendment to Agreement and Plan of Merger, dated as of August 23, 2004, among the Parent, Merger Sub and the Target,
(ii) the Indemnity Agreement dated as of June 25, 2004 by and among Laurence Ashkin, Roger Brown, John McLinden, Arthur Slaven, Merger Sub and the Parent, (iii) the First Amendment Agreement dated as of June 25, 2004 by and among Amin Amdani, an individual and resident of the State of Nevada, Ayes Amin Amdani, an individual and wife of Amin Amdani, Rauf Gajiani, and individual and resident of the State of Nevada, the Target, the Parent and the Merger Sub; (iv) Stock Pledge and Escrow Agreement, dated as of the date hereof, by and among the Parent, Midlothian, Laurence Ashkin, Roger Brown, John McLinden and Arthur Slaven and JPMorgan Chase Bank, N.A., as escrow agent, and (v) Escrow Agreement, dated as of the date hereof, by and among the Parent, Merger Sub, the Target, Amin Amdani, Ayesha Amin Amndani and Rauf Gajiani and JPMorgan Chase Bank, N.A., as escrow agent.

     Related Transactions means the transactions contemplated by the Related Agreements.

     Replacement Lender - see Section 8.7(b).

     Reportable  Event  means a reportable event  as  defined  in
Section 4043 of ERISA and the regulations issued thereunder as to which the PBGC has not waived the notification requirement of
Section 4043(a), or the failure of a Pension Plan to meet the minimum funding standards of Section 412 of the Code (without regard to whether the Pension Plan is a plan described in Section 4021(a)(2) of ERISA) or under Section 302 of ERISA.

     Required Lenders means, at any time, Lenders whose Pro  Rata
Shares are equal to or in excess of 51% as determined pursuant to clause (c) of the definition of Pro Rata Share.

     Revolving Commitment - see the definition of Commitment.

     Revolving Loan - see Section 2.1.1.

     Revolving Outstandings means, at any time, the sum of (a) the aggregate principal amount of all outstanding Revolving
Loans, plus (b) the Stated Amount of all Letters of Credit.

     SEC means the Securities and Exchange Commission or any other governmental authority succeeding to any of the principal functions thereof.

     Security Agreement means the Security Agreement dated as of the date hereof executed and delivered by the Loan Parties, together with any joinders thereto and any other collateral security agreement executed by a Loan Party, in each case in form and substance satisfactory to the Administrative Agent.

     Senior Officer means, with respect to any Loan Party, any of the chief executive officer, the chief financial officer, the chief operating officer or the treasurer of such Loan Party.

     Stated Amount means, with respect to any Letter of Credit at any date of determination, (a) the maximum aggregate amount available for drawing thereunder under any and all circumstances plus (b) the aggregate amount of all unreimbursed payments and disbursements under such Letter of Credit.

     Subordinated Debt means any unsecured Debt of the Company which has subordination terms, covenants, pricing and other terms which have been approved in writing by the Required Lenders.

     Subordinated   Debt  Documents  means  all   documents   and
instruments relating to Subordinated Debt and all amendments and modifications thereof approved by the Administrative Agent.

     Subordination Agreements means all subordination agreements executed by a holder of Subordinated Debt in favor of the Administrative Agent and the Lenders from time to time after the Closing Date.

     Subsidiary means, with respect to any Person, a corporation, partnership, limited liability company or other entity of which such Person owns, directly or indirectly, such number of outstanding Capital Securities as have more than 50% of the ordinary voting power for the election of directors or other managers of such corporation, partnership, limited liability company or other entity. Unless the context otherwise requires, each reference to Subsidiaries herein shall be a reference to Subsidiaries of the Company.

     Swing  Line Availability means the lesser of (a)  the  Swing
Line  Commitment  Amount  and (b) the Revolving  Loan  Commitment
(less Revolving Outstandings at such time).

     Swing Line Commitment Amount means $20,000,000 as reduced from time to time pursuant to Section 6.1, which commitment constitutes a subfacility of the Revolving Commitment of the Swing Line Lender.

     Swing Line Lender means LaSalle.

     Swing Line Loan - see Section 2.2.4.

     Taxes means any and all present and future taxes, duties, levies, imposts, deductions, assessments, charges or withholdings, and any and all liabilities (including interest and penalties and other additions to taxes) with respect to the foregoing, but excluding Excluded Taxes.

     Term Commitment - see the definition of Commitment.

     Term Loan Commitment means $50,000,000.

     Term Loans - see Section 2.1.3.

     Termination Date means the earlier to occur of (a)  November
19, 2009 or (b) such other date on which the Commitments terminate pursuant to Section 6 or 13.

     Termination Event means, with respect to a Pension Plan that is subject to Title IV of ERISA, (a) a Reportable Event, (b) the withdrawal of Company or any other member of the Controlled Group from such Pension Plan during a plan year in which Company or any other member of the Controlled Group was a "substantial employer" as defined in Section 4001(a)(2) of ERISA or was deemed such under Section 4068(f) of ERISA, (c) the termination of such Pension Plan, the filing of a notice of intent to terminate the Pension Plan or the treatment of an amendment of such Pension Plan as a termination under Section 4041 of ERISA, (d) the institution by the PBGC of proceedings to terminate such Pension Plan or (e) any event or condition that might constitute grounds under Section 4042 of ERISA for the termination of, or appointment of a trustee to administer, such Pension Plan.

     Total Funded Debt means all Debt of the Company and its Subsidiaries, determined on a consolidated basis, excluding, without duplication, (a) contingent obligations in respect of Contingent Liabilities (except to the extent constituting Contingent Liabilities in respect of Debt of a Person other than any Loan Party), (b) Hedging Obligations and (c) Debt of the Company to Subsidiaries and Debt of Subsidiaries to the Company or to other Subsidiaries.

     Total Funded Debt to EBITDA Ratio means, as of the last day of any Fiscal Quarter, the ratio of (a) Total Funded Debt as of such day to (b) EBITDA for the Computation Period ending on such day.

     Total Plan Liability means, at any time, the present value of all vested and unvested accrued benefits under all Pension Plans, determined as of the then most recent valuation date for each Pension Plan, using PBGC actuarial assumptions for single employer plan terminations.

     Type - see Section 2.2.1.

     UCC is defined in the Security Agreement.

     Unfunded Liability means the amount (if any) by which the actuarial present value of projected benefits over periods of employee service (applying an actuarial cost method) under all Pension Plans exceeds the actuarial value of all assets allocable to those benefits, all determined as of the then most recent valuation date for each Pension Plan, using PBGC actuarial assumptions for single employer plan terminations.

     Unmatured Event of Default means any event that, if it continues uncured, will, with lapse of time or notice or both, constitute an Event of Default.

     Withholding Certificate - see Section 7.6(d).

     Wholly-Owned   Subsidiary  means,  as  to  any   Person,   a
Subsidiary  all  of  the  Capital  Securities  of  which  (except
directors'  qualifying  Capital  Securities)  are  at  the   time
directly or indirectly owned by such Person and/or another Wholly-Owned Subsidiary of such Person.

     1.2 Other Interpretive Provisions. (1) The meanings of defined terms are equally applicable to the singular and plural forms of the defined terms.

     (a) Section, Annex, Schedule and Exhibit references are to this Agreement unless otherwise specified.

     (b)    The  term  "including"  is  not  limiting  and  means
"including without limitation."

     (c) In the computation of periods of time from a specified date to a later specified date, the word "from" means "from and including"; the words "to" and "until" each mean "to but excluding", and the word "through" means "to and including."

     (d) Unless otherwise expressly provided herein, (i) references to agreements (including this Agreement and the other Loan Documents) and other contractual instruments shall be deemed to include all subsequent amendments, restatements, supplements and other modifications thereto, but only to the extent such amendments, restatements, supplements and other modifications are not prohibited by the terms of any Loan Document, and (ii) references to any statute or regulation shall be construed as including all statutory and regulatory provisions amending, replacing, supplementing or interpreting such statute or regulation.

     (e) This Agreement and the other Loan Documents may use several different limitations, tests or measurements to regulate the same or similar matters. All such limitations, tests and measurements are cumulative and each shall be performed in accordance with its terms.

     (f) This Agreement and the other Loan Documents are the result of negotiations among and have been reviewed by counsel to the Administrative Agent, the Company, the Lenders and the other parties thereto and are the products of all parties.
Accordingly, they shall not be construed against the Administrative Agent or the Lenders merely because of the Administrative Agent's or Lenders' involvement in their preparation.

     SECTION 2 COMMITMENTS OF THE LENDERS; BORROWING, CONVERSION
               AND LETTER OF CREDIT PROCEDURES.

     2.1 Commitments. On and subject to the terms and conditions of this Agreement, each of the Lenders, severally and for itself alone, agrees to make loans to, and to issue or participate in letters of credit for the account of, the Company as follows:

     2.1.1 Revolving Loan Commitment. Each Lender with a Revolving Commitment agrees to make loans on a revolving basis ("Revolving Loans") from time to time until the Termination Date in such Lender's Pro Rata Share of such aggregate amounts as the Company may request from all Lenders; provided that the Revolving Outstandings will not at any time exceed the Aggregate Revolving Commitment (less the amount of any Swing Line Loans outstanding at such time)

     2.1.2 Increase in Revolving Commitment. The Company may, at its option any time before the Termination Date, on no more than three occasions, seek to increase the Revolving Commitment by up to an aggregate amount not exceeding $50,000,000 (resulting in maximum Revolving Commitment of $150,000,000) upon written notice to the Administrative Agent, which notice shall specify the amount of any such incremental increase (which shall not be less than $10,000,000) sought by the Company and shall be delivered at a time when no Unmatured Event of Default or Event of Default has occurred and is continuing. The Administrative Agent, subject to the consent of the Company, which shall not be unreasonably withheld, may allocate the incremental increase (which may be declined by any Lender (including in its sole discretion)) in the Revolving Commitment on either a ratable basis to the Lenders or on a non pro-rata basis to one or more Lenders and/or to other banks or entities reasonably acceptable to the Administrative Agent and the Company which have expressed a desire to accept the increase in Revolving Commitment. The Administrative Agent will then notify each existing and potentially new Lender of such revised allocations of the Revolving Commitment, including the desired increase. No increase in the Revolving Commitment shall become effective until each of the existing or new Lenders extending such incremental Revolving Commitment and the Company shall have delivered to the Administrative Agent a document in form reasonably satisfactory to the Administrative Agent pursuant to which any such existing Lender states the amount of its
Revolving  Commitment increase, any such new  Lender  states  its
Revolving Commitment amount and agrees to assume and accept the obligations and rights of a Lender hereunder, and the Company accepts such new Commitments. After giving effect to such increase in Revolving Commitment, all Loans and all such other credit exposure shall be held ratably by the Lenders in proportion to their respective Commitments, as revised to reflect the increase in the Revolving Commitment. Upon any increase in Revolving Commitment pursuant to this Section, the Company shall pay Administrative Agent for the ratable benefit of only the Lenders (including any new Lender) whose Revolving Commitment are increased an upfront fee in an amount equal to what is mutually agreed to among the Company, the Lenders whose Revolving Commitments are increased and the Administrative Agent. Administrative Agent will use its best efforts to arrange the increase in Revolving Commitment sought by Company but is under no obligation to consummate any such increase. Company will cooperate with Administrative Agent in such efforts.

     2.1.3 Term Loan Commitment. Each Lender with a Term Commitment agrees to make a loan to the Company (each such loan, a "Term Loan") on the Closing Date in such Lender's Pro Rata Share of the Aggregate Term Commitment. The Commitments of the Lenders to make Term Loans shall expire immediately following the funding of the Term Loans on the Closing Date.

     2.1.4 L/C Commitment. Subject to Section 2.3.1, the Issuing Lender agrees to issue letters of credit, in each case containing such terms and conditions as are permitted by this Agreement and are reasonably satisfactory to the Issuing Lender (each, a "Letter of Credit"), at the request of and for the account of the Company from time to time before the scheduled Termination Date and, as more fully set forth in Section 2.3.2, each Lender agrees to purchase a participation in each such Letter of Credit; provided that (a) the aggregate Stated Amount of all Letters of Credit shall not at any time exceed $15,000,000 and (b) the Revolving Outstandings shall not at any time exceed the Aggregate Revolving Commitment (less the amount of any Swing Line Loans outstanding at such time).

     2.2  Loan Procedures.

     2.2.1 Various Types of Loans. Each Revolving Loan shall be, and each Term Loan may be, divided into tranches which are, either a Base Rate Loan or a LIBOR Loan (each a "type" of Loan), as the Company shall specify in the related notice of borrowing or conversion pursuant to Section 2.2.2 or 2.2.3. LIBOR Loans having the same Interest Period which expire on the same day are sometimes called a "Group" or collectively "Groups". Base Rate Loans and LIBOR Loans may be outstanding at the same time, provided that not more than five (5) different Groups of LIBOR Loans shall be outstanding at any one time. All borrowings, conversions and repayments of Revolving Loans shall be effected so that each Lender will have a ratable share (according to its Pro Rata Share) of all types and Groups of Loans.

     2.2.2 Borrowing Procedures. The Company shall give written notice (each such written notice, a "Notice of Borrowing") substantially in the form of Exhibit D or telephonic notice (followed immediately by a Notice of Borrowing) to the Administrative Agent of each proposed borrowing not later than
(a) in the case of a Base Rate borrowing, 11:00 A.M., Chicago time, on the proposed date of such borrowing, and (b) in the case of a LIBOR borrowing, 11:00 A.M., Chicago time, at least three Business Days prior to the proposed date of such borrowing. Each such notice shall be effective upon receipt by the Administrative Agent, shall be irrevocable, and shall specify the date, amount and type of borrowing and, in the case of a LIBOR borrowing, the initial Interest Period therefor. Promptly upon receipt of such notice, the Administrative Agent shall advise each Lender thereof. Not later than 1:00 P.M., Chicago time, on the date of a proposed borrowing, each Lender shall provide the Administrative Agent at the office specified by the Administrative Agent with immediately available funds covering such Lender's Pro Rata Share of such borrowing and, so long as the Administrative Agent has not received written notice that the conditions precedent set forth in Section 12 with respect to such borrowing have not been satisfied, the Administrative Agent shall pay over the funds received by the Administrative Agent to the Company on the requested borrowing date. Each borrowing shall be on a Business Day. Each Base Rate borrowing shall be in an aggregate amount of at least $1,000,000 and an integral multiple of $1,000,000, and each LIBOR borrowing shall be in an aggregate amount of at least $5,000,000 and an integral multiple of at least $1,000,000.

     2.2.3 Conversion and Continuation Procedures. (a) Subject to Section 2.2.1, the Company may, upon irrevocable written notice to the Administrative Agent in accordance with clause (b) below:

           (A) elect, as of any Business Day, to convert any Loans (or any part thereof in an aggregate amount of not less than $5,000,000 or a higher integral multiple of $1,000,000) into Loans of the other type; or

           (B) elect, as of the last day of the applicable Interest Period, to continue any LIBOR Loans having Interest Periods expiring on such day (or any part thereof in an aggregate amount of not less than $5,000,000 or a higher integral multiple of $1,000,000) for a new Interest Period;

provided that after giving effect to any prepayment, conversion or continuation, the aggregate principal amount of each Group of LIBOR Loans shall be at least $5,000,000 and an integral multiple of $1,000,000.

     (b)   The  Company  shall  give written  notice  (each  such
written notice, a "Notice of Conversion/Continuation") substantially in the form of Exhibit E or telephonic notice (followed immediately by a Notice of Conversion/Continuation) to the Administrative Agent of each proposed conversion or continuation not later than (i) in the case of conversion into Base Rate Loans, 11:00 A.M., Chicago time, on the proposed date of such conversion and (ii) in the case of conversion into or continuation of LIBOR Loans, 11:00 A.M., Chicago time, at least three Business Days prior to the proposed date of such conversion or continuation, specifying in each case:

           (A) the proposed date of conversion or continuation;

           (B) the aggregate amount of Loans to be converted or continued;

           (C) the type of Loans resulting from the proposed conversion or continuation; and

           (D) in the case of conversion into, or continuation of, LIBOR Loans, the duration of the requested Interest Period therefor.

     (c)    If   upon  the  expiration  of  any  Interest  Period
applicable to LIBOR Loans, the Company has failed to select timely a new Interest Period to be applicable to such LIBOR Loans, the Company shall be deemed to have elected to convert such LIBOR Loans into Base Rate Loans effective on the last day of such Interest Period.

     (d) The Administrative Agent will promptly notify each Lender of its receipt of a notice of conversion or continuation pursuant to this Section 2.2.3 or, if no timely notice is provided by the Company, of the details of any automatic conversion.

     (e) Any conversion of a LIBOR Loan on a day other than the last day of an Interest Period therefor shall be subject to
Section 8.4.

     2.2.4 Swing Line Facility.

     (a) The Administrative Agent shall notify the Swing Line Lender upon the Administrative Agent's receipt of any Notice of Borrowing. Subject to the terms and conditions hereof, the Swing Line Lender may, in its sole discretion, make available from time to time until the Termination Date advances (each, a "Swing Line Loan") in accordance with any such notice, notwithstanding that after making a requested Swing Line Loan, the sum of the Swing Line Lender's Pro Rata Share of the Revolving Outstanding and all outstanding Swing Line Loans, may exceed the Swing Line Lender's Pro Rata Share of the Revolving Commitment. The provisions of this Section 2.2.4 shall not relieve Lenders of their obligations to make Revolving Loans under Section 2.1.1; provided that if the Swing Line Lender makes a Swing Line Loan pursuant to any such notice, such Swing Line Loan shall be in lieu of any Revolving Loan that otherwise may be made by the Lenders pursuant to such notice. The aggregate amount of Swing Line Loans outstanding shall not exceed at any time the Swing Line Availability. Until the Termination Date, the Company may from time to time borrow, repay and reborrow under this Section 2.2.4. Each Swing Line Loan shall be made pursuant to a Notice of Borrowing delivered by the Company to the Administrative Agent in accordance with
Section 2.2.2. Any such notice must be given no later than 12:00 p.m., Chicago time, on the Business Day of the proposed Swing Line Loan. Unless the Swing Line Lender has received at least one Business Day's prior written notice from the Required Lenders instructing it not to make a Swing Line Loan, the Swing Line Lender shall, notwithstanding the failure of any condition precedent set forth in Section 12.2, be entitled to fund that Swing Line Loan, and to have such Lender make Revolving Loans in accordance with Section 2.2.4(c) or purchase participating interests in accordance with Section 2.2.4(d). Notwithstanding any other provision of this Agreement or the other Loan Documents, each Swing Line Loan shall constitute a Base Rate Loan. The Company shall repay the aggregate outstanding principal amount of each Swing Line Loan upon demand therefor by the Administrative Agent.

     (b) The entire unpaid balance of each Swing Line Loan and all other noncontingent Obligations shall be immediately due and payable in full in immediately available funds on the Termination
Date if not sooner paid in full.

     (c) The Swing Line Lender, at any time and from time to time no less frequently than once weekly, shall on behalf of the Company (and the Company hereby irrevocably authorizes the Swing Line Lender to so act on its behalf) request each Lender with a Revolving

Commitment (including the Swing Line Lender) to make a Revolving Loan to the Company (which shall be a Base Rate Loan) in an amount equal to that Lender's Pro Rata Share of the principal amount of all Swing Line Loans (the "Refunded Swing Line Loan") outstanding on the date such notice is given that were made in conformity with Section 2.2.4(a). Unless any of the events described in Section 13.1.4 has occurred (in which event the procedures of Section 2.2.4(d) shall apply) and regardless of whether the conditions precedent set forth in this Agreement to the making of a Revolving Loan are then satisfied, each Lender shall disburse directly to the Administrative Agent, its Pro Rata Share on behalf of the Swing Line Lender, prior to 2:00 P.M., Chicago time, in immediately available funds on the date that notice is given (provided that such notice is given by 2:00 P.M., Chicago time, on such date). The proceeds of those Revolving Loans shall be immediately paid to the Swing Line Lender and applied to repay the Refunded Swing Line Loan.

     (d) If, prior to refunding a Swing Line Loan with a Revolving Loan pursuant to Section 2.2.4(c), one of the events described in Section 13.1.4 has occurred, then, subject to the provisions of Section 2.2.4(e) below, each Lender shall, on the date such Revolving Loan was to have been made for the benefit of the Company, purchase from the Swing Line Lender an undivided participation interest in the Swing Line Loan that were made in conformity with Section 2.2.4(a) in an amount equal to its Pro Rata Share of such Swing Line Loan. Upon request, each Lender shall promptly transfer to the Swing Line Lender, in immediately available funds, the amount of its participation interest.

     (e) Each Lender's obligation to make Revolving Loans in accordance with Section 2.2.4(c) and to purchase participation interests in accordance with Section 2.2.4(d) shall be absolute and unconditional and shall not be affected by any circumstance, including (i) any setoff, counterclaim, recoupment, defense or other right that such Lender may have against the Swing Line Lender, the Company or any other Person for any reason whatsoever; (ii) the occurrence or continuance of any Unmatured Event of Default or Event of Default; (iii) any inability of the Company to satisfy the conditions precedent to borrowing set forth in this Agreement at any time or (iv) any other circumstance, happening or event whatsoever, whether or not similar to any of the foregoing. If and to the extent any Lender shall not have made such amount available to the Administrative Agent or the Swing Line Lender, as applicable, by 2:00 P.M., Chicago time, the amount required pursuant to Sections 2.2.4(c) or 2.2.4(d), as the case may be, on the Business Day on which such Lender receives notice from the Administrative Agent of such payment or disbursement (it being understood that any such notice received after noon, Chicago time, on any Business Day shall be deemed to have been received on the next following Business Day), such Lender agrees to pay interest on such amount to the Administrative Agent for the Swing Line Lender's account forthwith on demand, for each day from the date such amount was to have been delivered to the Administrative Agent to the date such amount is paid, at a rate per annum equal to (a) for the first three days after demand, the Federal Funds Rate from time to time in effect and (b) thereafter, the Base Rate from time to time in effect.

     2.3  Letter of Credit Procedures.

     2.3.1 L/C Applications. The Company shall execute and deliver to the Issuing Lender the Master Letter of Credit Agreement from time to time in effect. The Company shall give notice to the Administrative Agent and the Issuing Lender of the proposed issuance of each Letter of Credit on a Business Day which is at least three Business Days (or such lesser number of days as the Administrative Agent and the Issuing Lender shall agree in any particular instance in their sole discretion) prior to the proposed date of issuance of such Letter of Credit. Each such notice shall be accompanied by an L/C Application, duly executed by the Company and in all respects satisfactory to the Administrative Agent and the Issuing Lender, together with such other documentation as the Administrative Agent or the Issuing Lender may request in support thereof, it being understood that each L/C Application shall specify, among other things, the date on which the proposed Letter of Credit is to be issued, the expiration date of such Letter of Credit (which shall not be later than 25 days prior to the scheduled Termination Date (unless such Letter of Credit is Cash Collateralized)) and whether such Letter of Credit is to be transferable in whole or in part. Any Letter of Credit outstanding after the scheduled Termination Date which is Cash Collateralized for the benefit of the Issuing Lender shall be the sole responsibility of the Issuing Lender. So long as the Issuing Lender has not received written notice that the conditions precedent set forth in Section 12 with respect to the issuance of such Letter of Credit have not been satisfied, the Issuing Lender shall issue such Letter of Credit on the requested issuance date. The Issuing Lender shall promptly advise the Administrative Agent of the issuance of each Letter of Credit and of any amendment thereto, extension thereof or event or circumstance changing the amount available for drawing thereunder. In the event of any inconsistency between the terms of the Master Letter of Credit Agreement, any L/C Application and the terms of this Agreement, the terms of this Agreement shall control.

     2.3.2 Participations in Letters of Credit. Concurrently with the issuance of each Letter of Credit, the Issuing Lender shall be deemed to have sold and transferred to each Lender with a Revolving Loan Commitment, and each such Lender shall be deemed irrevocably and unconditionally to have purchased and received from the Issuing Lender, without recourse or warranty, an undivided interest and participation, to the extent of such
Lender's Pro Rata Share, in such Letter of Credit and the Company's reimbursement obligations with respect thereto. If the Company does not pay any reimbursement obligation when due, the
Company shall be deemed to have immediately requested that the Lenders make a Revolving Loan which is a Base Rate Loan in a principal amount equal to such reimbursement obligations. The Administrative Agent shall promptly notify such Lenders of such deemed request and, without the necessity of compliance with the requirements of Section 2.2.2, 12.2 or otherwise such Lender shall make available to the Administrative Agent its Pro Rata Share of such Loan. The proceeds of such Loan shall be paid over by the Administrative Agent to the Issuing Lender for the account of the Company in satisfaction of such reimbursement obligations. For the purposes of this Agreement, the unparticipated portion of each Letter of Credit shall be deemed to be the Issuing Lender's "participation" therein. The Issuing Lender hereby agrees, upon request of the Administrative Agent or any Lender, to deliver to the Administrative Agent or such Lender a list of all outstanding Letters of Credit issued by the Issuing Lender, together with such information related thereto as the Administrative Agent or such Lender may reasonably request.

     2.3.3 Reimbursement Obligations. (a) The Company hereby unconditionally and irrevocably agrees to reimburse the Issuing
Lender for each payment or disbursement made by the Issuing Lender under any Letter of Credit honoring any demand for payment made by the beneficiary thereunder, in each case on the date that such payment or disbursement is made. Any amount not reimbursed on the date of such payment or disbursement shall bear interest from the date of such payment or disbursement to the date that the Issuing Lender is reimbursed by the Company therefor, payable on demand, at a rate per annum equal to the Base Rate from time to time in effect plus the Base Rate Margin from time to time in effect plus, beginning on the third Business Day after receipt of notice from the Issuing Lender of such payment or disbursement, 2%. The Issuing Lender shall notify the Company and the
Administrative Agent whenever any demand for payment is made under any Letter of Credit by the beneficiary thereunder; provided that the failure of the Issuing Lender to so notify the Company or the Administrative Agent shall not affect the rights of the Issuing Lender or the Lenders in any manner whatsoever.

          (b) The Company's reimbursement obligations hereunder shall be irrevocable and unconditional under all circumstances, including (a) any lack of validity or enforceability of any Letter of Credit, this Agreement or any other Loan Document, (b) the existence of any claim, set-off, defense or other right which any Loan Party may have at any time against a beneficiary named in a Letter of Credit, any transferee of any Letter of Credit (or any Person for whom any such transferee may be acting), the Administrative Agent, the Issuing Lender, any Lender or any other Person, whether in connection with any Letter of Credit, this Agreement, any other Loan Document, the transactions contemplated herein or any unrelated transactions (including any underlying transaction between any Loan Party and the beneficiary named in any Letter of Credit), (c) the validity, sufficiency or genuineness of any document which the Issuing Lender has determined complies on its face with the terms of the applicable Letter of Credit, even if such document should later prove to have been forged, fraudulent, invalid or insufficient in any respect or any statement therein shall have been untrue or inaccurate in any respect, or (d) the surrender or impairment of any security for the performance or observance of any of the terms hereof. Without limiting the foregoing, no action or omission whatsoever by the Administrative Agent or any Lender (excluding any Lender in its capacity as the Issuing Lender) under or in connection with any Letter of Credit or any related matters shall result in any liability of the Administrative Agent or any Lender to the Company, or relieve the Company of any of its obligations hereunder to any such Person.

     2.3.4 Funding by Lenders to Issuing Lender. If the Issuing Lender makes any payment or disbursement under any Letter of Credit issued in accordance with the terms hereof and (a) the Company has not reimbursed the Issuing Lender in full for such payment or disbursement by 11:00 A.M., Chicago time, on the date of such payment or disbursement, (b) a Revolving Loan may not be made in accordance with Section 2.3.2 or (c) any reimbursement received by the Issuing Lender from the Company is or must be returned or rescinded upon or during any bankruptcy or reorganization of the Company or otherwise, each other Lender with a

Revolving Loan Commitment shall be obligated to pay to the Administrative Agent for the account of the Issuing Lender, in full or partial payment of the purchase price of its participation in such Letter of Credit, its Pro Rata Share of such payment or disbursement (but no such payment shall diminish the obligations of the Company under Section 2.3.3), and, upon notice from the Issuing Lender, the Administrative Agent shall promptly notify each other Lender thereof. Each other Lender irrevocably and unconditionally agrees to so pay to the
Administrative Agent in immediately available funds for the Issuing Lender's account the amount of such other Lender's Pro Rata Share of such payment or disbursement. If and to the extent any Lender shall not have made such amount available to the Administrative Agent by 2:00 P.M., Chicago time, on the Business Day on which such Lender receives notice from the Administrative Agent of such payment or disbursement (it being understood that any such notice received after noon, Chicago time, on any Business Day shall be deemed to have been received on the next following Business Day), such Lender agrees to pay interest on such amount to the Administrative Agent for the Issuing Lender's account forthwith on demand, for each day from the date such amount was to have been delivered to the Administrative Agent to the date such amount is paid, at a rate per annum equal to (a) for the first three days after demand, the Federal Funds Rate from time to time in effect and (b) thereafter, the Base Rate from time to time in effect. Any Lender's failure to make available to the Administrative Agent its Pro Rata Share of any such payment or disbursement shall not relieve any other Lender of its obligation hereunder to make available to the Administrative Agent such other Lender's Pro Rata Share of such payment, but no Lender shall be responsible for the failure of any other Lender to make available to the Administrative Agent such other Lender's Pro Rata Share of any such payment or disbursement.

     2.4 Commitments Several. The failure of any Lender to make a requested Loan on any date shall not relieve any other Lender of its obligation (if any) to make a Loan on such date, but no Lender shall be responsible for the failure of any other Lender to make any Loan to be made by such other Lender.

     2.5 Certain Conditions. Except as otherwise provided in Sections 2.2.4 and 2.3.4 of this Agreement, no Lender shall have an obligation to make any Loan, or to permit the continuation of or any conversion into any LIBOR Loan, and the Issuing Lender shall not have any obligation to issue any Letter of Credit, if an Event of Default or Unmatured Event of Default exists.

     2.6 Appointment of the Parent as Agent for Co-Borrowers; Reliance by Administrative Agent. Each Co-Borrower irrevocably appoints the Parent as its agent hereunder to make requests on such Co-Borrower's behalf under Section 2 hereof for borrowings to be made by such Co-Borrower and for Letters of Credit to be issued for such Co-Borrower's sole or joint account, to select on such Co-Borrower's behalf the interest rate to be applicable under Section 2 hereof to Borrowings made by such Co-Borrower and to take any other action contemplated by the Loan Documents with respect to credit extended hereunder to such Co-Borrower. The Administrative Agent and the Lenders shall be entitled to conclusively presume that any action by the Parent under the Loan Documents is taken on behalf of any one or more of the relevant Co-Borrowers whether or not the Parent so indicates.

     SECTION 3 EVIDENCING OF LOANS.

     3.1 Notes. The Loans of each Lender shall be evidenced by a Note, with appropriate insertions, payable to the order of such Lender in a face principal amount equal to the sum of such Lender's Revolving Commitment plus the principal amount of such Lender's Term Loan.

     3.2 Recordkeeping. The Administrative Agent, on behalf of each Lender, shall record in its records, the date and amount of each Loan made by each Lender, each repayment or conversion thereof and, in the case of each LIBOR Loan, the dates on which each Interest Period for such Loan shall begin and end. The aggregate unpaid principal amount so recorded shall be rebuttably presumptive evidence of the principal amount of the Loans owing and unpaid. The failure to so record any such amount or any error in so recording any such amount shall not, however, limit or otherwise affect the Obligations of the Company hereunder or under any Note to repay the principal amount of the Loans hereunder, together with all interest accruing thereon.

     SECTION 4 INTEREST.

     4.1 Interest Rates. The Company promises to pay interest on the unpaid principal amount of each Loan for the period commencing on the date of such Loan until such Loan is paid in full as follows:

     (a) at all times while such Loan is a Base Rate Loan, at a rate per annum equal to the sum of the Base Rate from time to time in effect plus the Base Rate Margin from time to time in effect; and

     (b) at all times while such Loan is a LIBOR Loan, at a rate per annum equal to the sum of the LIBOR Rate applicable to each Interest Period for such Loan plus the LIBOR Margin from time to time in effect;

provided that at any time an Event of Default exists, unless the Required Lenders otherwise consent, the interest rate applicable to each Loan shall be increased by 2% (and, in the case of Obligations not bearing interest, such Obligations shall bear interest if not paid when due, from the due date until paid, at the Base Rate applicable to Revolving Loans plus 2%), provided further that such increase may thereafter be rescinded by the Required Lenders, notwithstanding Section 15.1. Notwithstanding the foregoing, upon the occurrence of an Event of Default under
Section   13.1.1   or   13.1.4,   such   increase   shall   occur
automatically.

     4.2 Interest Payment Dates. Accrued interest on each Base Rate Loan shall be payable in arrears on the last day of each calendar quarter and at maturity. Accrued interest on each LIBOR Loan shall be payable on the last day of each Interest Period relating to such Loan (and, in the case of a LIBOR Loan with an Interest Period in excess of three months, on the three-month anniversary of the first day of such Interest Period), upon a prepayment of such

Loan, and at maturity. After maturity, and at any time an Event of Default exists, accrued interest on all Loans shall be payable on demand.

     4.3 Setting and Notice of LIBOR Rates. The applicable LIBOR Rate for each Interest Period shall be determined by the
Administrative Agent, and notice thereof shall be given by the Administrative Agent promptly to the Company and each Lender. Each determination of the applicable LIBOR Rate by the Administrative Agent shall be conclusive and binding upon the parties hereto, in the absence of demonstrable error. The Administrative Agent shall, upon written request of the Company or any Lender, deliver to the Company or such Lender a statement showing the computations used by the Administrative Agent in determining any applicable LIBOR Rate hereunder.

          4.4 Computation of Interest. Interest shall be computed for the actual number of days elapsed on the basis of a year of 360 days; provided that calculations of interest with respect to Base Rate Loans shall be for the actual number of days elapsed on the basis of a year of 365/366 days. The applicable interest rate for each Base Rate Loan shall change simultaneously with each change in the Base Rate.

     SECTION 5 FEES.

     5.1 Non-Use Fee. The Company agrees to pay to the Administrative Agent for the account of each Lender a non-use fee, for the period from the Closing Date to the Termination Date, at the Non-Use Fee Rate in effect from time to time of such Lender's Pro Rata Share (as adjusted from time to time) of the unused amount of the Aggregate Revolving Commitment. For purposes of calculating usage under this Section, the Aggregate Revolving Commitment shall be deemed used to the extent of Revolving Outstandings. Such non-use fee shall be payable in arrears on the last day of each calendar quarter and on the Termination Date for any period then ending for which such non-use fee shall not have previously been paid. The non-use fee shall be computed for the actual number of days elapsed on the basis of a year of 360 days.

     5.2 Letter of Credit Fees. (a) The Company agrees to pay to the Administrative Agent for the account of each Lender a letter of credit fee for each Letter of Credit equal to the L/C Fee Rate in effect from time to time of such Lender's Pro Rata Share (as adjusted from time to time) of the undrawn amount of such Letter of Credit (computed for the actual number of days elapsed on the basis of a year of 360 days); provided that, unless the Required Lenders otherwise consent, the rate applicable to each Letter of Credit shall be increased by 2% per annum at any time that an Event of Default exists. Such letter of credit fee shall be payable in arrears on the last day of each calendar quarter and on the Termination Date (or such later date on which such Letter of Credit expires or is terminated) for the period from the date of the issuance of each Letter of Credit (or the last day on which the letter of credit fee was paid with respect thereto) to the date such payment is due or, if earlier, the date on which such Letter of Credit expired or was terminated.

     (b) In addition, with respect to each Letter of Credit, the Company agrees to pay to the Issuing Lender, for its own account,
(i) such fees and expenses as the Issuing Lender
customarily   requires   in   connection   with   the   issuance,
negotiation, processing and/or administration of letters of credit in similar situations and (ii) a letter of credit fronting fee in the amount and at the times agreed to by the Company and the Issuing Lender.

     5.3 Administrative Agent's Fees. The Company agrees to pay to the Administrative Agent such agent's fees as are mutually agreed to from time to time by the Company and the Administrative Agent including the fees set forth in the Agent Fee Letter; it being understood that letter of credit fees which are described in Section 5.2 shall be payable on the terms therein notwithstanding that such fees may be described in the Agent Fee Letter.

     SECTION 6. REDUCTION  OR  TERMINATION OF THE  REVOLVING
                 COMMITMENT; PREPAYMENTS.

     6.1   Reduction or Termination of the Revolving Commitment.

     6.1.1 Voluntary Reduction or Termination of the Revolving Commitment. The Company may from time to time on at least five Business Days' prior written notice received by the Administrative Agent (which shall promptly advise each Lender thereof) permanently reduce the Aggregate Revolving Commitment to an amount not less than the Revolving Outstandings plus the outstanding amount of all Swing Line Loans. Any such reduction shall be in an amount not less than $5,000,000 or a higher integral multiple of $1,000,000. Concurrently with any reduction of the Aggregate Revolving Commitment to zero, the Company shall pay all interest on the Revolving Loans, all non-use fees and all letter of credit fees and shall Cash Collateralize in full all obligations arising with respect to the Letters of Credit.

     6.1.2 INTENTIONALLY OMITTED.

     6.1.3  All  Reductions  of  the Revolving  Commitment.   All
reductions of the Aggregate Revolving Commitment shall reduce the Revolving Commitments of the Lenders ratably according to their respective Pro Rata Shares.


     6.2  Prepayments.

     6.2.1 Voluntary Prepayments. The Company may from time to time prepay, without premium or penalty (except as provided in Section 8.4), the Loans in whole or in part; provided that the Company shall give the Administrative Agent (which shall promptly advise each Lender) notice thereof not later than 11:00 A.M., Chicago time, on the day of such prepayment (which shall be a Business Day), specifying the Loans to be prepaid and the date and amount of prepayment. Any such partial prepayment shall be in an amount equal to $1,000,000 or a higher integral multiple of $1,000,000.

     6.2.2 Mandatory Prepayments.

     (a) The Company shall make a prepayment of the Term Loan until paid in full upon the occurrence of any of the following (each a "Mandatory Prepayment Event") at the following times and in the following amounts (such applicable amounts being referred to as "Designated Proceeds"):

          (i)   Concurrently with the receipt by any  Loan  Party
                of   any   Net  Cash  Proceeds  from  any   Asset
                Disposition, in an amount equal to 100% of such Net Cash Proceeds.

          (ii) Concurrently with the receipt by any Loan Party of any Net Cash Proceeds from any issuance of Capital Securities of any Loan Party (excluding
                (x) any issuance of Capital Securities pursuant to any employee or director option program, benefit plan or compensation program and (y) any issuance by a Subsidiary to the Company or another Subsidiary), in an amount equal to 50% of such Net Cash Proceeds.

          (iii) Concurrently with the receipt by any Loan Party of any Net Cash Proceeds from any issuance of any Debt of any Loan Party (excluding Debt permitted by clauses (a) through (h) of Section 11.1), in an amount equal to 100% of such Net Cash Proceeds.

          (iv) Within 90 days after the end of each Fiscal Year (commencing with Fiscal Year 2006), in an amount equal to 50% of Excess Cash Flow for such Fiscal Year; provided that if the Borrower's ratio of Total Funded Debt to EBITDA is less than 2.0:1.0 for such Fiscal Year no such prepayment shall be required.

     (b) If on any day on which the Revolving Commitment is reduced pursuant to Section 6.1 the Revolving Outstandings plus the outstanding amount of the Swing Line Loan exceeds the Revolving Commitment, the Company shall immediately prepay Revolving Loans or Cash Collateralize the outstanding Letters of Credit, or do a combination of the foregoing, in an amount sufficient to eliminate such excess.

     6.3   Manner of Prepayments.

     6.3.1 All Prepayments. Each voluntary partial prepayment shall be in a principal amount of $1,000,000 or a higher integral multiple of $1,000,000. Any partial prepayment of a Group of LIBOR Loans shall be subject to the proviso to Section 2.2.3(a). Any prepayment of a LIBOR Loan on a day other than the last day of an Interest Period therefor shall include interest on the principal amount being repaid and shall be subject to Section
8.4. All prepayments of Term Loans shall be applied pro rata among the Term Loans according to the principal amounts thereof and, as to each Term Loan, pro rata to the remaining installments thereof. Except as otherwise provided by this Agreement, all principal payments in respect of the Loans (other than the Swing Line Loans) shall be applied first, to repay outstanding Base Rate Loans and then to repay outstanding LIBOR Rate Loans in direct order of Interest Period maturities.

6.4   Repayments.

     6.4.1 Revolving Loans. The Revolving Loans of each Lender shall be paid in full and the Revolving Commitment shall terminate on the Termination Date.

     6.4.2 Term Loans. The Term Loan of each Lender shall be paid on the last business day of each calendar quarter (with the first such payment due March 31, 2005) in quarterly installments equal to such Lender's Pro Rata Share of $2,500,000. Unless sooner paid in full, the outstanding principal balance of the Term Loans shall be paid in full on the Termination Date.

     SECTION 7 MAKING AND PRORATION OF PAYMENTS; SETOFF; TAXES.

     7.1 Making of Payments. All payments of principal or interest on the Notes, and of all fees, shall be made by the Company to the Administrative Agent in immediately available funds at the office specified by the Administrative Agent not later than 12:00 p.m., Chicago time, on the date due; and funds received after that time shall be deemed to have been received by the Administrative Agent on the following Business Day. The Administrative Agent shall promptly remit to each Lender its share of all such payments received in collected funds by the Administrative Agent for the account of such Lender. All payments under Section 8.1 shall be made by the Company directly to the Lender entitled thereto without setoff, counterclaim or other defense.

     7.2 Application of Certain Payments. So long as no Unmatured Event of Default or Event of Default has occurred and is continuing, (a) payments matching specific scheduled payments then due shall be applied to those scheduled payments and (b) voluntary and mandatory prepayments shall be applied as set forth in Sections 6.2 and 6.3. After the occurrence and during the continuance of an Unmatured Event of Default or Event of Default, all amounts collected or received by the Administrative Agent or any Lender as proceeds from the sale of, or other realization upon, all or any part of the collateral shall be applied as the Administrative Agent shall determine in its discretion or, in the absence of a specific determination by the Administrative Agent, as set forth in the Security Agreement. Concurrently with each remittance to any Lender of its share of any such payment, the
Administrative Agent shall advise such Lender as to the application of such payment.

     7.3 Due Date Extension. If any payment of principal or interest with respect to any of the Loans, or of any fees, falls due on a day which is not a Business Day, then such due date shall be extended to the immediately following Business Day (unless, in the case of a LIBOR Loan, such immediately following Business Day is the first Business Day of a calendar month, in which case such due date shall be the immediately preceding Business Day) and, in the case of principal, additional interest shall accrue and be payable for the period of any such extension.

     7.4 Setoff. The Company agrees that the Administrative Agent and each Lender have all rights of set-off and bankers' lien provided by applicable law, and in addition thereto, the Company agrees that at any time any Event of Default exists, the Administrative Agent and each Lender may apply to the payment of any Obligations of the Company hereunder, whether or not then due, any and all balances, credits, deposits, accounts or moneys of the Company then or thereafter with the Administrative Agent or such Lender.

     7.5 Proration of Payments. If any Lender shall obtain any payment or other recovery (whether voluntary, involuntary, by application of offset or otherwise, on account of (a) principal of or interest on any Loan, but excluding (i) any payment pursuant to Section 8.7 or 15.6 and (ii) payments of interest on any Affected Loan or (b) its participation in any Letter of Credit) in excess of its applicable Pro Rata Share (determined pursuant to subpart (c) of the definition of Pro Rata Share herein) of payments and other recoveries obtained by all Lenders on account of principal of and interest on the Loans (or such participation) then held by them, then such Lender shall purchase from the other Lenders such participations in the Loans (or sub-participations in Letters of Credit) held by them as shall be necessary to cause such purchasing Lender to share the excess payment or other recovery ratably with each of them; provided that if all or any portion of the excess payment or other recovery is thereafter recovered from such purchasing Lender, the purchase shall be rescinded and the purchase price restored to the extent of such recovery.

     7.6  Taxes.

     (a) All payments made by the Company hereunder or under any Loan Documents shall be made without setoff, counterclaim, or other defense. To the extent permitted by applicable law, all payments hereunder or under the Loan Documents (including any payment of principal, interest, or fees) to, or for the benefit, of any person shall be made by the Company free and clear of and without deduction or withholding for, or account of, any Taxes now or hereinafter imposed by any taxing authority.

     (b) If the Company makes any payment hereunder or under any Loan Document in respect of which it is required by applicable law to deduct or withhold any Taxes, the Company shall increase the payment hereunder or under any such Loan Document such that after the reduction for the amount of Taxes withheld (and any taxes withheld or imposed with respect to the additional payments required under this Section 7.6(b)), the amount paid to the Lenders or the Administrative Agent equals the amount that was payable hereunder or under any such Loan Document without regard to this Section 7.6(b). To the extent the Company withholds any Taxes on payments hereunder or under any Loan Document, the Company shall pay the full amount deducted to the relevant taxing authority within the time allowed for payment under applicable law and shall deliver to the Administrative Agent within 30 days after it has made payment to such authority a receipt issued by such authority (or other evidence satisfactory to the Administrative Agent) evidencing the payment of all amounts so required to be deducted or withheld from such payment.

     (c) If any Lender or the Administrative Agent is required by law to make any payments of any Taxes on or in relation to any amounts received or receivable hereunder or under any other Loan Document, or any Tax is assessed against a Lender or the Administrative Agent with respect to amounts received or receivable hereunder or under any other Loan

Document, the Company will indemnify such Lender or the Administrative Agent against (i) such Tax (and any reasonable counsel fees and expenses associated with such Tax) and (ii) any taxes imposed as a result of the receipt of the payment under this Section 7.6(c). A certificate prepared in good faith as to the amount of such payment by such Lender or the Administrative Agent shall, absent manifest error, be final, conclusive, and binding on all parties.

     (d) (i) To the extent permitted by applicable law, each Lender that is not a United States person within the meaning of Code section 7701(a)(30) (a "Non-U.S. Participant") shall deliver to the Company and the Administrative Agent on or prior to the Closing Date (or in the case of a Lender that is an Assignee, on the date of such assignment to such Lender) two accurate and complete original signed copies of IRS Form W-8BEN, W-8ECI, or W-8IMY (or any successor or other applicable form prescribed by the
IRS) certifying to such Lender's entitlement to a complete exemption from, or a reduced rate in, United States withholding tax on interest payments to be made hereunder or any Loan. If a Lender that is a Non-U.S. Participant is claiming a complete exemption from withholding on interest pursuant to Sections 871(h) or 881(c) of the Code, the Lender shall deliver (along with two accurate and complete original signed copies of IRS Form W-8BEN) a certificate in form and substance reasonably acceptable to Administrative Agent (any such certificate, a "Withholding Certificate"). In addition, each Lender that is a Non-U.S. Participant agrees that from time to time after the Closing Date, (or in the case of a Lender that is an Assignee, after the date of the assignment to such Lender), when a lapse in time (or change in circumstances occurs) renders the prior certificates hereunder obsolete or inaccurate in any material respect, such Lender shall, to the extent permitted under applicable law, deliver to the Company and the Administrative Agent two new and accurate and complete original signed copies of an IRS Form W-8BEN, W-8ECI, or W-8IMY (or any successor or other applicable forms prescribed by the IRS), and if applicable, a new Withholding Certificate, to confirm or establish the entitlement of such Lender or the Administrative Agent to an exemption from, or reduction in, United States withholding tax on interest payments to be made hereunder or any Loan.

     (ii) Each Lender that is not a Non-U.S. Participant (other than any such Lender which is taxed as a corporation for U.S. federal income tax purposes) shall provide two properly completed and duly executed copies of IRS Form W-9 (or any successor or other applicable form) to the Company and the Administrative
Agent certifying that such Lender is exempt from United States backup withholding tax. To the extent that a form provided pursuant to this Section 7.6(d)(ii) is rendered obsolete or inaccurate in any material respects as result of change in circumstances with respect to the status of a Lender, such Lender shall, to the extent permitted by applicable law, deliver to the Company and the Administrative Agent revised forms necessary to confirm or establish the entitlement to such Lender's or Agent's exemption from United States backup withholding tax.

     (iii) The Company shall not be required to pay additional amounts to a Lender, or indemnify any Lender, under this Section
7.6 to the extent that such obligations would not have arisen but for the failure of such Lender to comply with Section 7.6(d).

     (iv) Each Lender agrees to indemnify the Administrative Agent and hold the Administrative Agent harmless for the full amount of any and all present or future Taxes and related liabilities (including penalties, interest, additions to tax and expenses, and any Taxes imposed by any jurisdiction on amounts payable to the Administrative Agent under this Section 7.6) which are imposed on or with respect to principal, interest or fees payable to such Lender hereunder and which are not paid by the Company pursuant to this Section 7.6, whether or not such Taxes or related liabilities were correctly or legally asserted. This indemnification shall be made within 30 days from the date the Administrative Agent makes written demand therefor.

     SECTION 8 INCREASED COSTS; SPECIAL PROVISIONS FOR LIBOR
LOANS.

     8.1 Increased Costs. (a) If, after the date hereof, the adoption of, or any change in, any applicable law, rule or regulation, or any change in the interpretation or administration of any applicable law, rule or regulation by any governmental authority, central bank or comparable agency charged with the interpretation or administration thereof, or compliance by any Lender with any request or directive (whether or not having the force of law) of any such authority, central bank or comparable agency: (i) shall impose, modify or deem applicable any reserve (including any reserve imposed by the FRB, but excluding any reserve included in the determination of the LIBOR Rate pursuant to Section 4), special deposit or similar requirement against assets of, deposits with or for the account of, or credit extended by any Lender; or (ii) shall impose on any Lender any other condition affecting its LIBOR Loans, its Note or its obligation to make LIBOR Loans; and the result of anything described in clauses (i) and (ii) above is to increase the cost to (or to impose a cost on) such Lender (or any LIBOR Office of such Lender) of making or maintaining any LIBOR Loan, or to reduce the amount of any sum received or receivable by such Lender (or its LIBOR Office) under this Agreement or under its Note with respect thereto, then upon demand by such Lender (which demand shall be accompanied by a statement setting forth the basis for such demand and a calculation of the amount thereof in reasonable detail, a copy of which shall be furnished to the Administrative Agent), the Company shall pay directly to such Lender such additional amount as will compensate such Lender for such increased cost or such reduction, so long as such amounts have accrued on or after the day which is 180 days prior to the date on which such Lender first made demand therefor.

     (b) If any Lender shall reasonably determine that any change in, or the adoption or phase-in of, any applicable law, rule or regulation regarding capital adequacy, or any change in the interpretation or administration thereof by any governmental authority, central bank or comparable agency charged with the interpretation or administration thereof, or the compliance by any Lender or any Person controlling such Lender with any request or directive regarding capital adequacy (whether or not having the force of law) of any such authority, central bank or comparable agency, has or would have the effect of reducing the rate of return on such Lender's or such controlling Person's capital as a consequence of such Lender's obligations hereunder or under any Letter of Credit to a level below that which such Lender or such controlling Person could have achieved but for such change, adoption, phase-in or compliance (taking into consideration such Lender's or such controlling Person's policies with respect to capital adequacy) by an amount deemed by such Lender or such controlling Person to be material, then from time to time, upon demand by such Lender (which demand shall be accompanied by a statement setting forth the basis for such demand and a calculation of the amount thereof in reasonable detail, a copy of which shall be furnished to the Administrative Agent), the Company shall pay to such Lender such additional amount as will compensate such Lender or such controlling Person for such reduction so long as such amounts have accrued on or after the day which is 180 days prior to the date on which such Lender first made demand therefor.

     8.2    Basis  for  Determining Interest Rate  Inadequate  or
Unfair.  If

     (a) the Administrative Agent reasonably determines (which determination shall be binding and conclusive on the Company) that by reason of circumstances affecting the interbank LIBOR market adequate and reasonable means do not exist for ascertaining the applicable LIBOR Rate; or

     (b) the Required Lenders advise the Administrative Agent that the LIBOR Rate as determined by the Administrative Agent will not adequately and fairly reflect the cost to such Lenders of maintaining or funding LIBOR Loans for such Interest Period (taking into account any amount to which such Lenders may be entitled under Section 8.1) or that the making or funding of LIBOR Loans has become impracticable as a result of an event occurring after the date of this Agreement which in the opinion of such Lenders materially affects such Loans;

then the Administrative Agent shall promptly notify the other parties thereof and, so long as such circumstances shall continue, (i) no Lender shall be under any obligation to make or convert any Base Rate Loans into LIBOR Loans and (ii) on the last day of the current Interest Period for each LIBOR Loan, such Loan shall, unless then repaid in full, automatically convert to a Base Rate Loan.

     8.3 Changes in Law Rendering LIBOR Loans Unlawful. If any change in, or the adoption of any new, law or regulation, or any change in the interpretation of any applicable law or regulation by any governmental or other regulatory body charged with the administration thereof, should make it (or in the good faith judgment of any Lender cause a substantial question as to whether it is) unlawful for any Lender to make, maintain or fund LIBOR Loans, then such Lender shall promptly notify each of the other parties hereto and, so long as such circumstances shall continue,
(a) such Lender shall have no obligation to make or convert any Base Rate Loan into a LIBOR Loan (but shall make Base Rate Loans concurrently with the making of or conversion of Base Rate Loans into LIBOR Loans by the Lenders which are not so affected, in each case in an amount equal to the amount of LIBOR Loans which would be made or converted into by such Lender at such time in the absence of such circumstances) and (b) on the last day of the current Interest Period for each LIBOR Loan of such Lender (or, in any event, on such earlier date as may be required by the relevant law, regulation or interpretation), such LIBOR Loan shall, unless then repaid in full, automatically convert to a Base Rate Loan. Each Base Rate Loan made by a Lender which, but for the circumstances described in the foregoing sentence, would be a LIBOR Loan (an "Affected Loan") shall remain outstanding for the period corresponding to the Group of LIBOR Loans of which such Affected Loan would be a part absent such circumstances.

     8.4 Funding Losses. The Company hereby agrees that upon demand by any Lender (which demand shall be accompanied by a statement setting forth the basis for the amount being claimed, a copy of which shall be furnished to the Administrative Agent), the Company will indemnify such Lender against any net loss or expense which such Lender may sustain or incur (including any net loss or expense incurred by reason of the liquidation or reemployment of deposits or other funds acquired by such Lender to fund or maintain any LIBOR Loan), as reasonably determined by such Lender, as a result of (a) any payment, prepayment or conversion of any LIBOR Loan of such Lender on a date other than the last day of an Interest Period for such Loan (including any conversion pursuant to Section 8.3) or (b) any failure of the Company to borrow, convert or continue any Loan on a date specified therefor in a notice of borrowing, conversion or continuation pursuant to this Agreement. For this purpose, all notices to the Administrative Agent pursuant to this Agreement shall be deemed to be irrevocable.

     8.5 Right of Lenders to Fund through Other Offices. Each Lender may, if it so elects, fulfill its commitment as to any LIBOR Loan by causing a foreign branch or Affiliate of such Lender to make such Loan; provided that in such event for the purposes of this Agreement such Loan shall be deemed to have been made by such Lender and the obligation of the Company to repay such Loan shall nevertheless be to such Lender and shall be deemed held by it, to the extent of such Loan, for the account of such branch or Affiliate.

     8.6 Discretion of Lenders as to Manner of Funding. Notwithstanding any provision of this Agreement to the contrary, each Lender shall be entitled to fund and maintain its funding of all or any part of its Loans in any manner it sees fit, it being understood, however, that for the purposes of this Agreement all determinations hereunder shall be made as if such Lender had actually funded and maintained each LIBOR Loan during each Interest Period for such Loan through the purchase of deposits having a maturity corresponding to such Interest Period and bearing an interest rate equal to the LIBOR Rate for such Interest Period.

     8.7   Mitigation of Circumstances; Replacement  of  Lenders.
(a) Each Lender shall promptly notify the Company and the Administrative Agent of any event of which it has knowledge which will result in, and will use reasonable commercial efforts available to it (and not, in such Lender's sole judgment, otherwise disadvantageous to such Lender) to mitigate or avoid,
(i)  any obligation by the Company to pay any amount pursuant  to
Section 7.6 or 8.1 or (ii) the occurrence of any circumstances described in Section 8.2 or 8.3 (and, if any Lender has given notice of any such event described in clause (i) or (ii) above and thereafter such event ceases to exist, such Lender shall promptly so notify the Company and the Administrative Agent). Without limiting the foregoing, each Lender will designate a different funding office if such designation will avoid (or reduce the cost to the Company of) any event described in clause
(i) or (ii) above and such designation will not, in such Lender's sole judgment, be otherwise disadvantageous to such Lender.

     (b) If the Company becomes obligated to pay additional amounts to any Lender pursuant to Section 7.6 or 8.1, or any Lender gives notice of the occurrence of any circumstances described in Section 8.2 or 8.3, the Company may designate another bank which is acceptable to the Administrative Agent and the Issuing Lender in their reasonable discretion (such other bank being called a "Replacement Lender") to purchase the Loans of such Lender and such Lender's rights hereunder, without recourse to or warranty by, or expense to, such Lender, for a purchase price equal to the outstanding principal amount of the Loans payable to such Lender plus any accrued but unpaid interest on such Loans and all accrued but unpaid fees owed to such Lender and any other amounts payable to such Lender under this Agreement, and to assume all the obligations of such Lender hereunder, and, upon such purchase and assumption (pursuant to an Assignment Agreement), such Lender shall no longer be a party hereto or have any rights hereunder (other than rights with respect to indemnities and similar rights applicable to such Lender prior to the date of such purchase and assumption) and shall be relieved from all obligations to the Company hereunder, and the Replacement Lender shall succeed to the rights and obligations of such Lender hereunder.

     8.8 Conclusiveness of Statements; Survival of Provisions. Determinations and statements of any Lender pursuant to Section 8.1, 8.2, 8.3 or 8.4 shall be conclusive absent demonstrable error. Lenders may use reasonable averaging and attribution methods in determining compensation under Sections 8.1 and 8.4, and the provisions of such Sections shall survive repayment of the Obligations, cancellation of any Notes, expiration or termination of the Letters of Credit and termination of this Agreement.

     SECTION 9 REPRESENTATIONS AND WARRANTIES.

     To induce the Administrative Agent and the Lenders to enter into this Agreement and to induce the Lenders to make Loans and issue and participate in Letters of Credit hereunder, the Company represents and warrants to the Administrative Agent and the Lenders that, both before and after giving effect to the Related
Transactions:

     9.1 Organization. Each Loan Party is validly existing and in good standing under the laws of its jurisdiction of organization; and each Loan Party is duly qualified to do business in each jurisdiction where, because of the nature of its activities or properties, such qualification is required, except for such jurisdictions where the failure to so qualify would not have a Material Adverse Effect.

     9.2 Authorization; No Conflict. Each Loan Party is duly authorized to execute and deliver each Loan Document to which it is a party, the Company is duly authorized to borrow monies hereunder and each Loan Party is duly authorized to perform its Obligations under each Loan Document to which it is a party. The execution, delivery and performance by each Loan Party of each Loan Document to which it is a party, and the borrowings by the Company hereunder, do not and will not (a) require any consent or approval of any governmental agency or authority (other than any consent or approval which has been obtained and is in full force and effect), (b) conflict with (i) any provision of law, (ii) the charter, by-laws or other organizational documents of any Loan Party or (iii) any agreement, indenture, instrument or other document, or any judgment, order or decree, which is binding upon any Loan Party or any of their respective properties or (c) require, or result in, the creation or imposition of any Lien on any asset of any Loan Party (other than Liens in favor of the Administrative Agent created pursuant to the Collateral Documents).

     9.3 Validity and Binding Nature. Each of this Agreement and each other Loan Document to which any Loan Party is a party is the legal, valid and binding obligation of such Person, enforceable against such Person in accordance with its terms, subject to bankruptcy, insolvency and similar laws affecting the enforceability of creditors' rights generally and to general principles of equity.

     9.4 Financial Condition. The audited consolidated financial statements of the Company and its Subsidiaries as at February 29, 2004 and the unaudited consolidated financial statements of the Company and the Subsidiaries as at August 31, 2004, copies of each of which have been delivered to each Lender, were prepared in accordance with GAAP (subject, in the case of such unaudited statements, to the absence of footnotes and to normal year-end adjustments) and present fairly the consolidated financial condition of the Company and its Subsidiaries as at such dates and the results of their operations for the periods then ended.

     9.5 No Material Adverse Change. Since February 29, 2004, there has been no material adverse change in the financial condition, operations, assets, business, properties or prospects of the Loan Parties taken as a whole.

     9.6 Litigation and Contingent Liabilities. No litigation (including derivative actions), arbitration proceeding or governmental investigation or proceeding is pending or, to the Company's knowledge, threatened against any Loan Party which might reasonably be expected to have a Material Adverse Effect, except as set forth in Schedule 9.6. Other than any liability incident to such litigation or proceedings, no Loan Party has any material contingent liabilities not listed on Schedule 9.6 or permitted by Section 11.1.

     9.7 Ownership of Properties; Liens. Each Loan Party owns good and, in the case of real property, marketable title to all of its properties and assets, real and personal, tangible and intangible, of any nature whatsoever (including patents, trademarks, trade names, service marks and copyrights), free and clear of all Liens, charges and claims (including infringement claims with respect to patents, trademarks, service marks, copyrights and the like) except as permitted by Section 11.2.

     9.8 Equity Ownership; Subsidiaries. All issued and outstanding Capital Securities of each Loan Party are duly authorized and validly issued, fully paid, non-assessable, and free and clear of all Liens other than those in favor of the Administrative Agent, and such securities were issued in compliance with all applicable state and federal laws concerning the issuance of securities. Schedule 9.8 sets forth the authorized Capital Securities of each Loan Party as of the Closing Date. All of the issued and outstanding Capital Securities of the Company are owned as set forth on Schedule 9.8 as of the Closing Date, and all of the issued and outstanding Capital

Securities of each Wholly-Owned Subsidiary is, directly or indirectly, owned by the Company. As of the Closing Date, except as set forth on Schedule 9.8, there are no pre-emptive or other outstanding rights, options, warrants, conversion rights or other similar agreements or understandings for the purchase or acquisition of any Capital Securities of any Loan Party.

     9.9 Pension Plans. (a) The Unfunded Liability of all Pension Plans does not in the aggregate exceed twenty percent of the Total Plan Liability for all such Pension Plans. Each Pension Plan complies in all material respects with all applicable requirements of law and regulations. No contribution failure under Section 412 of the Code, Section 302 of ERISA or the terms of any Pension Plan has occurred with respect to any Pension Plan, sufficient to give rise to a Lien under Section 302(f) of ERISA, or otherwise to have a Material Adverse Effect. There are no pending or, to the knowledge of Company, threatened, claims, actions, investigations or lawsuits against any Pension Plan, any fiduciary of any Pension Plan, or Company or other any member of the Controlled Group with respect to a Pension Plan or a Multiemployer Pension Plan which could reasonably be expected to have a Material Adverse Effect. Neither the Company nor any other member of the Controlled Group has engaged in any prohibited transaction (as defined in Section 4975 of the Code or
Section 406 of ERISA) in connection with any Pension Plan or Multiemployer Pension Plan which would subject that Person to any material liability. Within the past five years, neither the Company nor any other member of the Controlled Group has engaged in a transaction which resulted in a Pension Plan with an Unfunded Liability being transferred out of the Controlled Group, which could reasonably be expected to have a Material Adverse Effect. No Termination Event has occurred or is reasonably expected to occur with respect to any Pension Plan, which could reasonably be expected to have a Material Adverse Effect.

     (b) All contributions (if any) have been made to any Multiemployer Pension Plan that are required to be made by the Company or any other member of the Controlled Group under the terms of the plan or of any collective bargaining agreement or by applicable law; neither the Company nor any other member of the Controlled Group has withdrawn or partially withdrawn from any Multiemployer Pension Plan, incurred any withdrawal liability with respect to any such plan or received notice of any claim or demand for withdrawal liability or partial withdrawal liability from any such plan, and no condition has occurred which, if continued, could result in a withdrawal or partial withdrawal from any such plan; and neither the Company nor any other member of the Controlled Group has received any notice that any Multiemployer Pension Plan is in reorganization, that increased contributions may be required to avoid a reduction in plan benefits or the imposition of any excise tax, that any such plan is or has been funded at a rate less than that required under
Section 412 of the Code, that any such plan is or may be terminated, or that any such plan is or may become insolvent.

     9.10   Investment  Company  Act.   No  Loan  Party   is   an
"investment company" or a company "controlled" by an "investment company" or a "subsidiary" of an "investment company," within the meaning of the Investment Company Act of 1940.

9.11 Public Utility Holding Company Act. No Loan Party is a "holding company", or a "subsidiary company" of a "holding company," or an "affiliate" of a "holding company" or of a "subsidiary company" of a "holding company," within the meaning of the Public Utility Holding Company Act of 1935.

     9.12 Regulations T, U and X. The Company is not engaged principally, or as one of its important activities, in the business of extending credit for the purpose of purchasing or carrying Margin Stock. No use of the proceeds of the Loans hereunder shall be in violation of Regulations T, U or X.

     9.13 Taxes. Each Loan Party has timely filed all tax returns and reports required by law to have been filed by it and has paid all taxes and governmental charges due and payable with respect to such return, except any such taxes or charges which are being diligently contested in good faith by appropriate proceedings and for which adequate reserves in accordance with GAAP shall have been set aside on its books. The Loan Parties have made adequate reserves on their books and records in accordance with GAAP for all taxes that have accrued but which are not yet due and payable. No Loan Party has participated in any transaction that relates to a year of the taxpayer (which is still open under the applicable statute of limitations) which is a "reportable transaction" within the meaning of Treasury Regulation Section 1.6011-4(b)(2) (irrespective of the date when the transaction was entered into).

     9.14 Solvency, etc. On the Closing Date, and immediately prior to and after giving effect to the issuance of each Letter of Credit and each borrowing hereunder and the use of the proceeds thereof, with respect to each Loan Party, individually,
(a) the fair value of its assets is greater than the amount of its liabilities (including disputed, contingent and unliquidated liabilities) as such value is established and liabilities evaluated in accordance with GAAP, (b) the present fair saleable value of its assets is not less than the amount that will be required to pay the probable liability on its debts as they become absolute and matured, (c) it is able to realize upon its assets and pay its debts and other liabilities (including disputed, contingent and unliquidated liabilities) as they mature in the normal course of business, (d) it does not intend to, and does not believe that it will, incur debts or liabilities beyond its ability to pay as such debts and liabilities mature and (e) it is not engaged in business or a transaction, and is not about to engage in business or a transaction, for which its property would constitute unreasonably small capital.

     9.15 Environmental Matters. The on-going operations of each Loan Party comply in all respects with all Environmental Laws, except such non-compliance which could not (if enforced in accordance with applicable law) reasonably be expected to result, either individually or in the aggregate, in a Material Adverse Effect. Each Loan Party has obtained, and maintained in good standing, all licenses, permits, authorizations, registrations and other approvals required under any Environmental Law and required for their respective ordinary course operations, and for their reasonably anticipated future operations, and each Loan Party is in compliance with all terms and conditions thereof, except where the failure to do so could not reasonably be expected to result in material liability to any Loan Party and could not reasonably be expected to result, either individually or in the aggregate, in a Material Adverse Effect. No Loan Party or any of its
properties or operations is subject to, or reasonably anticipates the issuance of, any written order from or agreement with any Federal, state or local governmental authority, nor subject to any judicial or docketed administrative or other proceeding, respecting any Environmental Law, Environmental Claim or Hazardous Substance. There are no Hazardous Substances or other conditions or circumstances existing with respect to any property, arising from operations prior to the Closing Date, or relating to any waste disposal, of any Loan Party that would reasonably be expected to result, either individually or in the aggregate, in a Material Adverse Effect. No Loan Party has any underground storage tanks that are not properly registered or permitted under applicable Environmental Laws or that at any time have released, leaked, disposed of or otherwise discharged Hazardous Substances.

     9.16 Insurance. Set forth on Schedule 9.16 is a complete and accurate summary of the property and casualty insurance program of the Loan Parties as of the Closing Date (including the names of all insurers, policy numbers, expiration dates, amounts and types of coverage, annual premiums, exclusions, deductibles, self-insured retention, and a description in reasonable detail of any self-insurance program, retrospective rating plan, fronting arrangement or other risk assumption arrangement involving any Loan Party). Each Loan Party and its properties are insured with financially sound and reputable insurance companies which are not Affiliates of the Loan Parties, in such amounts, with such deductibles and covering such risks as are customarily carried by companies engaged in similar businesses and owning similar properties in localities where such Loan Parties operate.

     9.17 Real Property. Set forth on Schedule 9.17 is a complete and accurate list, as of the Closing Date, of the address of all real property owned or leased by any Loan Party, together with, in the case of leased property, the name and mailing address of the lessor of such property.

     9.18 Information. All information heretofore or contemporaneously herewith furnished in writing by any Loan Party to the Administrative Agent or any Lender for purposes of or in connection with this Agreement and the transactions contemplated hereby is, and all written information hereafter furnished by or on behalf of any Loan Party to the Administrative Agent or any Lender pursuant hereto or in connection herewith will be, true and accurate in every material respect on the date as of which such information is dated or certified, and none of such information is or will be incomplete by omitting to state any material fact necessary to make such information not misleading in light of the circumstances under which it was made; it being hereby acknowledged by the Administrative Agent and the Lenders that any projections and forecasts provided by the Company are based on good faith estimates and assumptions believed by the Company to be reasonable as of the date of the applicable projections or assumptions and that actual results during the period or periods covered by any such projections and forecasts may differ from projected or forecasted results.

     9.19 Intellectual Property. Each Loan Party owns and possesses or has a license or other right to use all patents, patent rights, trademarks, trademark rights, trade names, trade name rights, service marks, service mark rights and copyrights as are necessary for the conduct of the businesses of the Loan Parties, without any infringement upon rights of others which could reasonably be expected to have a Material Adverse Effect.

     9.20  Burdensome Obligations.  No Loan Party is a  party  to any agreement or contract or subject to any restriction contained
in   its  organizational  documents  which  could  reasonably  be expected to have a Material Adverse Effect.

     9.21 Labor Matters. Except as set forth on Schedule 9.21, no Loan Party is subject to any labor or collective bargaining agreement. There are no existing or threatened strikes, lockouts or other labor disputes involving any Loan Party that singly or in the aggregate could reasonably be expected to have a Material Adverse Effect. Hours worked by and payment made to employees of the Loan Parties are not in violation of the Fair Labor Standards Act or any other applicable law, rule or regulation dealing with such matters.

     9.22 No Default.  No Event of Default or Unmatured Event  of
Default  exists or would result from the incurrence by  any  Loan
Party of any Debt hereunder or under any other Loan Document.

     9.23 Related Agreements, etc. (a) The Company has heretofore furnished the Administrative Agent a true and correct copy of the Related Agreements.

     (b) Each Loan Party and, to the Company's knowledge, each other party to the Related Agreements, has duly taken all necessary corporate, partnership or other organizational action to authorize the execution, delivery and performance of the Related Agreements and the consummation of transactions contemplated thereby.

     (c) The Related Transactions will comply with all applicable legal requirements, and all necessary governmental, regulatory, creditor, shareholder, partner and other material consents, approvals and exemptions required to be obtained by the Loan Parties and, to the Company's knowledge, each other party to the Related Agreements in connection with the Related
Transactions will be, prior to consummation of the Related Transactions, duly obtained and will be in full force and effect. As of the date of the Related Agreements, all applicable waiting periods with respect to the Related Transactions will have expired without any action being taken by any competent governmental authority which restrains, prevents or imposes material adverse conditions upon the consummation of the Related Transactions.

     (d) The execution and delivery of the Related Agreements did not, and the consummation of the Related Transactions will not, violate any statute or regulation of the United States (including any securities law) or of any state or other applicable jurisdiction, or any order, judgment or decree of any court or governmental body binding on any Loan Party or, to the Company's knowledge, any other party to the Related Agreements, or result in a breach of, or constitute a default under, any material agreement, indenture, instrument or other document, or any judgment, order or decree, to which any Loan Party is a party or by which any Loan Party is bound or, to the Company's knowledge, to which any other party to the Related Agreements is a party or by which any such party is bound.

     (e) No statement or representation made in the Related Agreements by any Loan Party or, to the Company's knowledge, any other Person, contains any untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary in order to make the statements made therein, in light of the circumstances under which they are made, not misleading.

     SECTION 10 AFFIRMATIVE COVENANTS.

     Until the expiration or termination of the Commitments and thereafter until all Obligations hereunder and under the other Loan Documents are paid in full and all Letters of Credit have been terminated, the Company agrees that, unless at any time the Required Lenders shall otherwise expressly consent in writing, it will:

     10.1 Reports, Certificates and Other Information. Furnish to the Administrative Agent and each Lender:

     10.1.1 Annual Report. Promptly when available and in any event within 90 days after the close of each Fiscal Year: (a) a copy of the annual audit report of the Company and its Subsidiaries for such Fiscal Year, including therein consolidated balance sheets and statements of earnings and cash flows of the Company and its Subsidiaries as at the end of such Fiscal Year, certified without adverse reference to going concern value and without qualification by independent auditors of recognized standing selected by the Company and reasonably acceptable to the Administrative Agent, together with a comparison with the budget for such Fiscal Year and a comparison with the previous Fiscal Year; and (b) a consolidating balance sheet of the Company and its Subsidiaries as of the end of such Fiscal Year and consolidating statement of earnings and cash flows for the Company and its Subsidiaries for such Fiscal Year, certified by a Senior Officer of the Company.

     10.1.2 Interim Reports. Promptly when available and in any event within 45 days after the end of each Fiscal Quarter (except the last Fiscal Quarter of each Fiscal Year), consolidated and consolidating balance sheets of the Company and its Subsidiaries as of the end of such Fiscal Quarter, together with consolidated and consolidating statements of earnings and cash flows for such Fiscal Quarter and for the period beginning with the first day of such Fiscal Year and ending on the last day of such Fiscal Quarter, together with a comparison with the corresponding period of the previous Fiscal Year and a comparison with the budget for such period of the current Fiscal Year, certified by a Senior Officer of the Company.

     10.1.3 Compliance Certificates. Contemporaneously with the furnishing of a copy of each annual audit report pursuant to
Section  10.1.1 and each set of quarterly statements pursuant  to
Section 10.1.2, a duly completed compliance certificate in the form of Exhibit B, with appropriate insertions, dated the date of such annual report or such quarterly statements and signed by a Senior Officer of the Company, containing (i) a computation of each of the financial ratios and restrictions set forth in
Section 11.14 and to the effect that such officer has not become aware of any Event of Default or Unmatured Event of Default that has occurred and is continuing or, if there is any such event, describing it and the steps, if any, being taken to cure it and (ii) a written statement of the Company's management setting forth a discussion of the Company's financial condition, changes in financial condition and results of operations.

     10.1.4 Reports to the SEC and to Shareholders. Promptly upon the filing or sending thereof, copies of all regular, periodic or special reports of any Loan Party filed with the SEC; copies of all registration statements of any Loan Party filed with the SEC (other than on Form S-8); and copies of all proxy statements or other communications made to security holders generally.

     10.1.5 Notice of Default, Litigation and ERISA Matters. Promptly upon becoming aware of any of the following, written notice describing the same and the steps being taken by the Company or the Subsidiary affected thereby with respect thereto:

          (a) the occurrence of an Event of Default or an Unmatured Event of Default;

          (b) any litigation, arbitration or governmental investigation or proceeding not previously disclosed by the Company to the Lenders which has been instituted or, to the knowledge of the Company, is threatened against any Loan Party or to which any of the properties of any thereof is subject which might reasonably be expected to have a Material Adverse Effect;

          (c) the institution of any steps by any member of the Controlled Group or any other Person to terminate any Pension Plan, or the failure of any member of the Controlled Group to make a required contribution to any Pension Plan (if such failure is sufficient to give rise to a Lien under
     Section 302(f) of ERISA) or to any Multiemployer Pension Plan, or the taking of any action with respect to a Pension Plan which could result in the requirement that the Company furnish a bond or other security to the PBGC or such Pension Plan, or the occurrence of any event with respect to any Pension Plan or Multiemployer Pension Plan which could result in the incurrence by any member of the Controlled Group of any material liability, fine or penalty (including any claim or demand for withdrawal liability or partial withdrawal from any Multiemployer Pension Plan), or any material increase in the contingent liability of the Company with respect to any post-retirement welfare benefit plan or other employee benefit plan of the Company or another member of the Controlled Group, or any notice that any Multiemployer Pension Plan is in reorganization, that increased contributions may be required to avoid a reduction in plan benefits or the imposition of an excise tax, that any such plan is or has been funded at a rate less than that required under Section 412 of the Code, that any such plan is or may be terminated, or that any such plan is or may become insolvent;

          (d) any cancellation or material change in any insurance maintained by any Loan Party; or

          (e) any other event (including (i) any violation of any Environmental Law or the assertion of any Environmental
     Claim or (ii) the enactment or effectiveness of any law, rule or regulation) which might reasonably be expected to have a Material Adverse Effect.

     10.1.6 Management Reports. Promptly upon receipt thereof, copies of all detailed financial and management reports submitted to the Company by independent auditors in connection with each annual or interim audit made by such auditors of the books of the Company.

     10.1.7 Projections. As soon as practicable, and in any event not later than 30 days after the commencement of each Fiscal Year, financial projections for the Company and its Subsidiaries for such Fiscal Year (including quarterly operating and cash flow budgets and, if requested by the Administrative Agent, monthly operating and cash flow budgets) prepared in a manner consistent with the projections delivered by the Company to the Lenders prior to the Closing Date or otherwise in a manner reasonably satisfactory to the Administrative Agent, accompanied by a certificate of a Senior Officer of the Company on behalf of the Company to the effect that (a) such projections were prepared by the Company in good faith, (b) the Company has a reasonable basis for the assumptions contained in such projections and (c) such projections have been prepared in accordance with such assumptions.

     10.1.8 Subordinated Debt and Related Transaction Notices. Promptly following receipt, copies of any notices (including notices of default or acceleration) received from any holder or trustee of, under or with respect to any Subordinated Debt or in connection with the Related Transactions.

     10.1.9 Other Information. Promptly from time to time, such other information concerning the Loan Parties as any Lender or the Administrative Agent may reasonably request.

     10.2 Books, Records and Inspections. Keep, and cause each other Loan Party to keep, its books and records in accordance with sound business practices sufficient to allow the preparation of financial statements in accordance with GAAP; permit, and cause each other Loan Party to permit, any Lender or the Administrative Agent or any representative thereof to inspect the properties and operations of the Loan Parties; and permit, and cause each other Loan Party to permit, at any reasonable time and with reasonable notice (or at any time without notice if an Event of Default exists), any Lender or the Administrative Agent or any representative thereof to visit any or all of its offices, to discuss its financial matters with its officers and its independent auditors (and the Company hereby authorizes such independent auditors to discuss such financial matters with any Lender or the Administrative Agent or any representative thereof), and to examine (and, at the expense of the Loan Parties, photocopy extracts from) any of its books or other records; and permit, and cause each other Loan Party to permit, the Administrative Agent and its representatives to inspect the Inventory and other tangible assets of the Loan Parties, to perform appraisals of the equipment of the Loan Parties, and to inspect, audit, check and make copies of and extracts from the books, records, computer data, computer programs, journals, orders, receipts, correspondence and other data relating to Inventory, Accounts and any other collateral. All such inspections or audits by the Administrative Agent shall be at the Company's expense; provided that so long as no Event of Default or Unmatured Event of Default shall have occurred and be continuing
(i) there shall be no more than one (1) such inspection or audit per Fiscal Year and (ii) the maximum expense for which the Company shall be responsible shall be $25,000.

     10.3  Maintenance of Property; Insurance.   (a)   Keep,  and
cause each other Loan Party to keep, all property useful and necessary in the business of the Loan Parties in good working order and condition, ordinary wear and tear excepted.

     (b) Maintain, and cause each other Loan Party to maintain, with responsible insurance companies, such insurance coverage as may be required by any law or governmental regulation or court decree or order applicable to it and such other insurance, to such extent and against such hazards and liabilities, as is customarily maintained by companies similarly situated, but which shall insure against all risks and liabilities of the type identified on Schedule 9.16 and shall have insured amounts no less than, and deductibles no higher than, those set forth on such schedule; and, upon request of the Administrative Agent or any Lender, furnish to the Administrative Agent or such Lender a certificate setting forth in reasonable detail the nature and extent of all insurance maintained by the Loan Parties. The Company shall cause each issuer of an insurance policy to provide the Administrative Agent with an endorsement (i) showing the Administrative Agent as loss payee with respect to each policy of property or casualty insurance and naming the Administrative Agent and each Lender as an additional insured with respect to each policy of liability insurance, (ii) providing that 30 days' notice will be given to the Administrative Agent prior to any cancellation of, material reduction or change in coverage provided by or other material modification to such policy and
(iii) reasonably acceptable in all other respects to the Administrative Agent. The Company shall execute and deliver to the Administrative Agent a collateral assignment, in form and substance satisfactory to the Administrative Agent, of each business interruption insurance policy maintained by the Company.

          (c) UNLESS THE COMPANY PROVIDES THE ADMINISTRATIVE AGENT WITH EVIDENCE OF THE INSURANCE COVERAGE REQUIRED BY THIS AGREEMENT, THE ADMINISTRATIVE AGENT MAY PURCHASE INSURANCE AT THE COMPANY'S EXPENSE TO PROTECT THE ADMINISTRATIVE AGENT'S AND THE LENDERS' INTERESTS IN THE COLLATERAL. THIS INSURANCE MAY, BUT NEED NOT, PROTECT ANY LOAN PARTY'S INTERESTS. THE COVERAGE THAT THE ADMINISTRATIVE AGENT PURCHASES MAY NOT PAY ANY CLAIM THAT IS MADE AGAINST ANY LOAN PARTY IN CONNECTION WITH THE COLLATERAL. THE COMPANY MAY LATER CANCEL ANY INSURANCE PURCHASED BY THE ADMINISTRATIVE AGENT, BUT ONLY AFTER PROVIDING THE ADMINISTRATIVE AGENT WITH EVIDENCE THAT THE COMPANY HAS OBTAINED INSURANCE AS REQUIRED BY THIS AGREEMENT. IF THE ADMINISTRATIVE AGENT
PURCHASES INSURANCE FOR THE COLLATERAL, THE COMPANY WILL BE RESPONSIBLE FOR THE COSTS OF THAT INSURANCE, INCLUDING INTEREST AND ANY OTHER CHARGES THAT MAY BE IMPOSED

WITH THE PLACEMENT OF THE INSURANCE, UNTIL THE EFFECTIVE DATE OF THE CANCELLATION OR EXPIRATION OF THE INSURANCE. THE COSTS OF THE INSURANCE MAY BE ADDED TO THE PRINCIPAL AMOUNT OF THE LOANS OWING HEREUNDER. THE COSTS OF THE INSURANCE MAY BE MORE THAN THE COST OF THE INSURANCE THE LOAN PARTIES MAY BE ABLE TO OBTAIN ON THEIR OWN.

     10.4 Compliance with Laws; Payment of Taxes and Liabilities.
(a) Comply, and cause each other Loan Party to comply, in all material respects with all applicable laws, rules, regulations, decrees, orders, judgments, licenses and permits, except where failure to comply could not reasonably be expected to have a Material Adverse Effect; (b) without limiting clause (a) above, ensure, and cause each other Loan Party to ensure, that no person who owns a controlling interest in or otherwise controls a Loan Party is or shall be (i) listed on the Specially Designated
Nationals and Blocked Person List maintained by the Office of Foreign Assets Control ("OFAC"), Department of the Treasury, and/or any other similar lists maintained by OFAC pursuant to any authorizing statute, Executive Order or regulation or (ii) a person designated under Section 1(b), (c) or (d) of Executive Order No. 13224 (September 23, 2001), any related enabling legislation or any other similar Executive Orders, (c) without limiting clause (a) above, comply, and cause each other Loan Party to comply, with all applicable Bank Secrecy Act ("BSA") and anti-money laundering laws and regulations and (d) pay, and cause each other Loan Party to pay, prior to delinquency, all taxes and other governmental charges against it or any collateral, as well as claims of any kind which, if unpaid, could become a Lien on any of its property; provided that the foregoing shall not require any Loan Party to pay any such tax or charge so long as it shall contest the validity thereof in good faith by appropriate proceedings and shall set aside on its books adequate reserves with respect thereto in accordance with GAAP and, in the case of a claim which could become a Lien on any collateral, such contest proceedings shall stay the foreclosure of such Lien or the sale of any portion of the collateral to satisfy such claim.

     10.5 Maintenance of Existence, etc. Maintain and preserve, and (subject to Section 11.5) cause each other Loan Party to maintain and preserve, (a) its existence and good standing in the jurisdiction of its organization and (b) its qualification to do business and good standing in each jurisdiction where the nature of its business makes such qualification necessary (other than such jurisdictions in which the failure to be qualified or in good standing could not reasonably be expected to have a Material Adverse Effect).

     10.6  Use  of Proceeds.  Use the proceeds of the Loans,  and the Letters of Credit, solely to finance the Related Transactions, for working capital purposes, for Acquisitions permitted by Section 11.5, for Capital Expenditures and for other general business purposes; and not use or permit any proceeds of any Loan to be used, either directly or indirectly, for the purpose, whether immediate, incidental or ultimate, of "purchasing or carrying" any Margin Stock.

     10.7 Employee Benefit Plans.

     (a)  Maintain, and cause each other member of the Controlled
Group to maintain, each Pension Plan in substantial compliance with all applicable requirements of law and regulations.

     (b)   Make,  and  cause each other member of the  Controlled
Group to make, on a timely basis, all required contributions to any Multiemployer Pension Plan.

     (c) Not, and not permit any other member of the Controlled Group to (i) seek a waiver of the minimum funding standards of ERISA, (ii) terminate or withdraw from any Pension Plan or Multiemployer Pension Plan or (iii) take any other action with respect to any Pension Plan that would reasonably be expected to entitle the PBGC to terminate, impose liability in respect of, or cause a trustee to be appointed to administer, any Pension Plan, unless the actions or events described in clauses (i), (ii) and
(iii)  individually or in the aggregate would not have a Material
Adverse Effect.

     10.8 Environmental Matters. If any release or threatened release or other disposal of Hazardous Substances shall occur or shall have occurred on any real property or any other assets of any Loan Party, the Company shall, or shall cause the applicable Loan Party to, cause the prompt containment and removal of such Hazardous Substances and the remediation of such real property or other assets as necessary to comply with all Environmental Laws and to preserve the value of such real property or other assets. Without limiting the generality of the foregoing, the Company shall, and shall cause each other Loan Party to, comply with any Federal or state judicial or administrative order requiring the performance at any real property of any Loan Party of activities in response to the release or threatened release of a Hazardous Substance. To the extent that the transportation of Hazardous Substances is permitted by this Agreement, the Company shall, and shall cause its Subsidiaries to, dispose of such Hazardous Substances, or of any other wastes, only at licensed disposal facilities operating in compliance with Environmental Laws.

     10.9 Further Assurances. Take, and cause each other Loan Party to take, such actions as are necessary or as the Administrative Agent or the Required Lenders may reasonably request from time to time to ensure that the Obligations of each Loan Party under the Loan Documents are secured by substantially all of the assets of the Company and each domestic Subsidiary (as well as all Capital Securities of each domestic Subsidiary and 65% of all Capital Securities of each direct foreign Subsidiary) and guaranteed by each domestic Subsidiary (including, upon the acquisition or creation thereof, any Subsidiary acquired or created after the Closing Date), in each case as the Administrative Agent may determine, including (a) the execution and delivery of guaranties, security agreements, pledge agreements, mortgages, deeds of trust, financing statements and other documents, and the filing or recording of any of the foregoing and (b) the delivery of certificated securities and other collateral with respect to which perfection is obtained by possession.

     SECTION 11     NEGATIVE COVENANTS

      Until the expiration or termination of the Commitments and thereafter until all Obligations hereunder and under the other
Loan Documents are paid in full and all Letters of

Credit have been terminated, the Company agrees that, unless at any time the Required Lenders shall otherwise expressly consent in writing, it will:

     11.1  Debt.   Not, and not permit any other Loan  Party  to,
create, incur, assume or suffer to exist any Debt, except:

          (a)   Obligations under this Agreement  and  the  other
     Loan Documents;

          (b) Debt secured by Liens permitted by Sections 11.2(d) and 11.2(h), and extensions, renewals and refinancings thereof; provided that the aggregate amount of all such Debt at any time outstanding shall not exceed $20,000,000; provided further that the amount of Debt incurred under this clause (b) (to the extent consisting of Debt Secured by liens under Section 11.2(h)), under clause
     (i) and under clause (j) shall not exceed in the aggregate $10,000,000 at any one time outstanding;

          (c) Debt of the Company to any domestic Wholly-Owned Subsidiary or Debt of any domestic Wholly-Owned Subsidiary to the Company or another domestic Wholly-Owned Subsidiary; provided that such Debt shall be evidenced by a demand note in form and substance reasonably satisfactory to the
     Administrative Agent and pledged and delivered to the Administrative Agent pursuant to the Collateral Documents as additional collateral security for the Obligations, and the obligations under such demand note shall be subordinated to the Obligations of the Company hereunder in a manner reasonably satisfactory to the Administrative Agent;

          (d)  Subordinated Debt;

          (e)   Hedging  Obligations approved  by  Administrative
     Agent  and  incurred in favor of a Lender  or  an  Affiliate
     thereof   for  bona  fide  hedging  purposes  and  not   for
     speculation;

          (f) Debt described on Schedule 11.1 and any extension, renewal or refinancing thereof so long as the principal amount thereof is not increased;

          (g) the Debt to be Repaid (so long as such Debt is repaid on the Closing Date with the proceeds of the initial
     Loans hereunder);

          (h) the maximum amount of secured obligations at any one time outstanding under and pursuant to the Factoring Facility, not to exceed (i) for the period of one hundred eighty (180) days from the date hereof, $30,000,000 in the aggregate, at any one time outstanding, and (ii) at all times thereafter, $26,000,000 in the aggregate, at any one time outstanding;

          (i) Debt assumed in connection with Acquisitions permitted under Section 11.5 not to exceed $5,000,000 at any time outstanding; provided that the aggregate amount of Debt incurred under clause (b) (to the extent consisting of Debt secured by liens under Section 11.2(h)), under this clause (i) and under clause (j) shall not exceed $10,000,000 at any time outstanding;

          (j) Debt consisting of seller financing incurred in connection with Acquisitions permitted under Section 11.5 not to exceed $5,000,000 at any time outstanding; provided that the aggregate amount of Debt incurred under clause (b) (to the extent consisting of Debt secured by liens under Section 11.2(h)), under clause (i) and under this clause (j) shall not exceed $10,000,000 at any time outstanding; and

          (k) other unsecured Debt, in addition to the Debt listed above, in an aggregate outstanding amount not at any time exceeding $15,000,000.

     11.2 Liens. Not, and not permit any other Loan Party to, create or permit to exist any Lien on any of its real or personal properties, assets or rights of whatsoever nature (whether now owned or hereafter acquired), except:

          (a) Liens for taxes or other governmental charges not at the time delinquent or thereafter payable without penalty or being contested in good faith by appropriate proceedings and, in each case, for which it maintains adequate reserves;

          (b) Liens arising in the ordinary course of business (such as (i) Liens of carriers, warehousemen, mechanics and materialmen and other similar Liens imposed by law and (ii) Liens in the form of deposits or pledges incurred in connection with worker's compensation, unemployment compensation and other types of social security (excluding Liens arising under ERISA) or in connection with surety bonds, bids, performance bonds and similar obligations) for sums not overdue or being contested in good faith by appropriate proceedings and not involving any advances or borrowed money or the deferred purchase price of property or services and, in each case, for which it maintains adequate reserves;

          (c)  Liens described on Schedule 11.2 as of the Closing
     Date;

          (d) subject to the limitation set forth in Section 11.1(b), (i) Liens arising in connection with Capital Leases (and attaching only to the property being leased), (ii) Liens existing on property at the time of the acquisition thereof by any Loan Party (and not created in contemplation of such acquisition) and (iii) Liens that constitute purchase money security interests on any property securing debt incurred for the purpose of financing all or any part of the cost of acquiring such property, provided that any such Lien attaches to such property within 20 days of the acquisition thereof and attaches solely to the property so acquired;

          (e) attachments, appeal bonds, judgments and other similar Liens, for sums not exceeding $5,000,000 arising in connection with court proceedings, provided the execution or other enforcement of such Liens is effectively stayed and the claims secured thereby are being actively contested in good faith and by appropriate proceedings;

          (f) easements, rights of way, restrictions, minor defects or irregularities in title and other similar Liens not interfering in any material respect with the ordinary conduct of the business of any Loan Party;

          (g)  Liens arising under the Loan Documents;

          (h) Subject to the limitation set forth in Section 11.1(b), Liens existing on assets acquired, or on the assets of Person acquired, in connection with an Acquisition permitted by Section 11.5 (and not created in contemplation of such Acquisition); and

          (i) the replacement, extension or renewal of any Lien permitted by clause (c) above upon or in the same property subject thereto arising out of the extension, renewal or replacement of the Debt secured thereby (without increase in the amount thereof).

     11.3 Operating Leases. Not permit the aggregate amount of all rental payments under Operating Leases made (or scheduled to be made) by the Loan Parties (on a consolidated basis) to exceed
$11,000,000 in any Fiscal Year.

     11.4 Restricted Payments. Not, and not permit any other Loan Party to, (a) make any distribution to any holders of its Capital Securities unless both before and after giving effect thereto no Event of Default or Unmatured Event of Default would result therefrom (determined, in the case of the financial covenants under Sections 11.14.1 and 11.14.2, as if such distribution had been made on the last day of the then-ending or most recently ended fiscal quarter of the Company), (b) purchase or redeem any of its Capital Securities, except in connection with the repurchase of Capital Securities pursuant to and in accordance with the provisions of any existing employee stock option or benefit plan, (c) pay any management fees or similar fees to any of its equityholders or any Affiliate thereof (but excluding compensation paid to employees who are holders of its Capital Securities which compensation is reasonable and customary or has been approved by the Compensation Committee of the Board of Directors of the Parent), (d) make any redemption, prepayment, defeasance, repurchase or any other payment in respect of any
Subordinated Debt or (e) set aside funds for any of the foregoing. Notwithstanding the foregoing, (i) any Subsidiary may pay dividends or make other distributions to the Company or to a domestic Wholly-Owned Subsidiary; and (ii) the Company may make regularly scheduled payments of interest in respect of Subordinated Debt to the extent permitted under the subordination provisions thereof.

     11.5 Mergers, Consolidations, Sales. Not, and not permit any other Loan Party to, (a) be a party to any merger or consolidation, or purchase or otherwise acquire all or substantially all of the assets or any Capital Securities of any class of, or any partnership or joint venture interest in, any other Person, (b) sell, transfer, convey or lease all or any substantial part of its assets or Capital Securities (including the sale of Capital Securities of any Subsidiary) except for sales of inventory in the ordinary course of business, or (c) sell or assign with or without recourse any receivables, except for (i) any such merger, consolidation, sale, transfer, conveyance, lease or assignment of or by any Wholly-Owned Subsidiary into the Company or into any other domestic Wholly-Owned Subsidiary; (ii) any such purchase or other acquisition by the Company or any domestic Wholly-Owned Subsidiary of the assets or Capital Securities of any Wholly-Owned Subsidiary; and (iii) any Acquisition by the Company or any domestic Wholly-Owned Subsidiary where:

          (A) the business or division acquired are for use, or the Person acquired is engaged, in businesses permitted by
Section 11.10 hereof;

          (B) immediately before and after giving effect to such Acquisition, no Event of Default or Unmatured Event of Default shall exist;

          (C) (i) the entire consideration to be paid by the Loan Parties is comprised of common stock issued by the Parent or (ii) the aggregate consideration to be paid by the Loan Parties (including any Debt assumed or issued in connection therewith, the amount thereof to be calculated in accordance with GAAP, but not including any common stock issued by the Parent as part of the consideration thereof, for which the limitations set forth in this Section 11.5(C) shall not apply) in connection with such Acquisition (or any series of related Acquisitions) is less than $15,000,000 and the aggregate of such consideration for all such Acquisitions (or series of related Acquisitions), including such Acquisition, during the then ending preceding 12 month period does not exceed $20,000,000;

          (D)   immediately   after   giving   effect   to   such
Acquisition, the Company is in pro forma compliance with all the financial ratios and restrictions set forth in Section 11.14;

          (E) in the case of the Acquisition of any Person, the Board of Directors of such Person has approved such Acquisition;

          (F) reasonably prior to such Acquisition, the Administrative Agent shall have received complete executed or conformed copies of each material document, instrument and agreement to be executed in connection with such Acquisition together with all lien search reports and, except in connection with liens which will continue pursuant to applicable exceptions set forth in clauses (a) through (i) of Section 11.2 lien release letters and other documents as the Administrative Agent may require to evidence the termination of Liens on the assets or business to be acquired;

          (G) not less than ten Business Days prior to such Acquisition, the Administrative Agent shall have received an acquisition summary with respect to the Person and/or business or division to be acquired, such summary to include a reasonably detailed description thereof (including financial information) and operating results (including financial statements for the most recent 12 month period for which they are available and as otherwise available), the terms and conditions, including economic terms, of the proposed Acquisition, and the Company's calculation of pro forma EBITDA relating thereto;

          (H) the Administrative Agent and Required Lenders shall have approved the Company's computation of pro forma EBITDA;

          (I) consents have been obtained in favor of the Administrative Agent and the Lenders to the collateral assignment of rights and indemnities under the related acquisition documents and opinions of counsel for the Loan Parties and (if delivered to the Loan Party) the selling party in favor of the Administrative Agent and the Lenders have been delivered; and

          (J) the provisions of Section 10.9 have been satisfied.

     11.6 Modification of Organizational Documents; Factoring Facility. Not permit the charter, by-laws or other organizational documents, or the Factoring Facility of any Loan Party to be amended or modified in any way which could reasonably be expected to materially adversely affect the interests of the Lenders.

     11.7 Transactions with Affiliates. Not, and not permit any other Loan Party to, enter into, or cause, suffer or permit to exist any transaction, arrangement or contract with any of its other Affiliates (other than the Loan Parties) which is on terms which are less favorable than are obtainable from any Person which is not one of its Affiliates.

     11.8 Unconditional Purchase Obligations. Not, and not permit any other Loan Party to, enter into or be a party to any contract for the purchase of materials, supplies or other property or services if such contract requires that payment be made by it regardless of whether delivery is ever made of such materials, supplies or other property or services.

     11.9 Inconsistent Agreements. Not, and not permit any other Loan Party to, enter into any agreement containing any provision which would (a) be violated or breached by any borrowing by the Company hereunder or by the performance by any Loan Party of any of its Obligations hereunder or under any other Loan Document,
(b) prohibit any Loan Party from granting to the Administrative Agent and the Lenders, a Lien on any of its assets or (c) create or permit to exist or become effective any encumbrance or restriction on the ability of any Subsidiary to (i) pay dividends or make other distributions to the Company or any other
Subsidiary, or pay any Debt owed to the Company or any other Subsidiary, (ii) make loans or advances to any Loan Party or
(iii) transfer any of its assets or properties to any Loan Party, other than (A) customary restrictions and conditions contained in agreements relating to the sale of all or a substantial part of the assets of any Subsidiary pending such sale, provided that such restrictions and conditions apply only to the Subsidiary to be sold and such sale is permitted hereunder (B) restrictions or conditions imposed by any agreement relating to purchase money Debt, Capital Leases and other secured Debt permitted by this Agreement if such restrictions or conditions apply only to the property or assets securing such Debt and (C) customary provisions in leases and other contracts restricting the assignment thereof.

     11.10 Business Activities. Not, and not permit any other Loan Party to, engage in any line of business other than
(a) the businesses engaged in on the date hereof, (b) the printing, forms, and apparel business, (c) lines of business which are similar or complementary thereto, and (d) lines of business set forth in the Company's strategic business plan, as it may be amended from time to time by the Company.

     11.11    Investments.  Not, and not permit  any  other  Loan
Party  to,  make or permit to exist any Investment in  any  other
Person, except the following:

          (a) contributions by the Company to the capital of any Wholly-Owned Subsidiary, or by any Subsidiary to the capital of any other domestic Wholly-Owned Subsidiary, so long as the recipient of any such capital contribution has guaranteed the Obligations and such guaranty is secured by a pledge of all of its Capital Securities and substantially all of its real and personal property, in each case in accordance with Section 10.9;

          (b)  Investments constituting Debt permitted by Section
     11.1;

          (c)   Contingent Liabilities permitted by Section  11.6
     or Liens permitted by Section 11.2;

          (d)  Cash Equivalent Investments;

          (e) Investments in securities of Account Debtors received pursuant to any plan of reorganization or similar arrangement upon the bankruptcy or insolvency of such account debtors;

          (f) Investments to consummate Acquisitions permitted by Section 11.5; and

          (g) Investments listed on Schedule 11.11 as of the Closing Date.

provided that (x) any Investment which when made complies with the requirements of the definition of the term "Cash Equivalent Investment" may continue to be held notwithstanding that such Investment if made thereafter would not comply with such requirements; (y) no Investment otherwise permitted by clause
(b), (c), or (g) shall be permitted to be made if, immediately before or after giving effect thereto, any Event of Default or Unmatured Event of Default exists.

     11.12 Restriction of Amendments to Certain Documents. Not amend or otherwise modify, or waive any rights under, any documents relating to Subordinated Debt if, in any case, such amendment, modification or waiver could be adverse to the interests of the Lenders.

     11.13     Fiscal Year.  Not change its Fiscal Year.

     11.14     Financial Covenants.

     11.14.1 Fixed Charge Coverage Ratio. Not permit the Fixed Charge Coverage Ratio for any Computation Period to be less than, for any Computation Period ending on or prior to February 28, 2006, 1.35:1.00 and 1.5:1.00 thereafter. For purposes of this
Section 11.14.1, the measurement of EBITDA shall include the pro form effects of acquisitions (including the acquisition of Centrum Acquisition, Inc. and Crabar/GBF, Inc.) during the relevant measurement period as if such acquisition had been consummated at the beginning of the relevant measurement period.

     11.14.2 Total Funded Debt to EBITDA Ratio. Not permit the Total Funded Debt to EBITDA Ratio as of the last day of any Computation Period to exceed 2.25:1.00. For purposes of this
Section 11.14.2, the measurement of EBITDA shall include the pro form effects of acquisitions (including the acquisition of Centrum Acquisition, Inc. and Crabar/GBF, Inc.) during the relevant measurement period as if such acquisition had been consummated at the beginning of the relevant measurement period.

     11.14.3 Minimum Net Worth. Not permit the Consolidated Net Worth of the Company to be less than $225,000,000 plus 25% of Consolidated Net Income. As used herein "Consolidated Net Worth" means for the Company and its Subsidiaries, on a consolidated basis, as at the end of any Fiscal Quarter, (i) the total amount of all consolidated assets that, in accordance with GAAP, are properly shown as such on the consolidated balance sheet of the Company and its Subsidiaries as at the end of such Fiscal Quarter, prepared in accordance with GAAP (with Inventory being valued at the lower of cost or market value), after deducting all proper reserves (including reserves for depreciation and amortization), minus (ii) the total amount of all consolidated liabilities of the Company and its Subsidiaries that, in accordance with GAAP, are properly shown as such on such balance sheet.

     11.15 Cancellation of Debt. Not, and not permit any other Loan Party to, cancel any claim or debt owing to it, except for reasonable consideration or in the ordinary course of business, and except for the cancellation of debts or claims not to exceed $100,000 in any Fiscal Year.

     11.16 Contingent Liabilities. Not, and not permit any other Loan Party to, incur any Contingent Liabilities.

     SECTION 12     EFFECTIVENESS; CONDITIONS OF LENDING, ETC.

     The obligation of each Lender to make its Loans and of the Issuing Lender to issue Letters of Credit is subject to the following conditions precedent:

     12.1  Initial  Credit  Extension.   The  obligation  of  the
Lenders to make the initial Loans and the obligation of the Issuing Lender to issue its initial Letter of Credit (whichever first occurs) is, in addition to the conditions precedent specified in Section 12.2, subject to the conditions precedent that (a) all Debt to be Repaid has been (or concurrently with the initial borrowing will be) paid in full, and that all agreements and instruments governing the Debt to be Repaid and that all Liens securing such Debt to be Repaid have been (or concurrently with the initial borrowing will be) terminated and (b) the Administrative Agent shall have received (i) evidence, reasonably satisfactory to the Administrative Agent, that the Company has completed, or concurrently with the initial credit extension hereunder will complete, the Related Transactions in accordance with the terms of the Related Agreements (without any amendment thereto or waiver thereunder unless consented to by the Lenders); and (ii) all of the following, each duly executed and dated the Closing Date (or such earlier date as shall be satisfactory to the Administrative Agent), in form and substance satisfactory to the Administrative Agent (and the date on which all such conditions precedent have been satisfied or waived in writing by the Administrative Agent and the Lenders is called the "Closing Date").

     12.1.1    Notes.  A Note for each Lender.

     12.1.2 Authorization Documents. For each Loan Party, such Person's (a) charter (or similar formation document), certified by the appropriate governmental authority; (b) good standing certificates in its state of incorporation (or formation) and in each other state requested by the Administrative Agent; (c) bylaws (or similar governing document);
(d) resolutions of its board of directors (or similar governing body) approving and authorizing such Person's execution, delivery and performance of the Loan Documents to which it is party and the transactions contemplated thereby; and (e) signature and incumbency certificates of its officers executing any of the Loan Documents (it being understood that the Administrative Agent and each Lender may conclusively rely on each such certificate until formally advised by a like certificate of any changes therein), all certified by its secretary or an assistant secretary (or similar officer) as being in full force and effect without modification.

     12.1.3 Consents, etc. Certified copies of all documents evidencing any necessary corporate or partnership action, consents and governmental approvals (if any) required for the execution, delivery and performance by the Loan Parties of the documents referred to in this Section 12.

     12.1.4     Letter  of  Direction.   A  letter  of  direction
containing funds flow information with respect to the proceeds of the Loans on the Closing Date.

     12.1.5    Security Agreement.  A counterpart of the Security
Agreement  executed  by  each  Loan  Party,  together  with   all
instruments, transfer powers and other items required to be delivered in connection therewith.

     12.1.6 Perfection Certificate. A Perfection Certificate completed and executed by each Loan Party.

     12.1.7 Real Estate Documents. With respect to each parcel of real property with a net book value of $750,000 or greater owned by any Loan Party, a duly executed Mortgage providing for a fully perfected Lien, in favor of the Administrative Agent, in all right, title and interest of the Company or such Subsidiary in such real property, together with:

          (a) an ALTA Loan Title Insurance Policy, issued by an insurer acceptable to the Administrative Agent, insuring the Administrative Agent's Lien on such real property and containing such endorsements as the Administrative Agent may reasonably require (it being understood that the amount of coverage, exceptions to coverage and status of title set forth in such policy shall be acceptable to the Administrative Agent);

          (b) copies of all documents of record concerning such real property as shown on the commitment for the ALTA Loan
     Title Insurance Policy referred to above;

          (c) original or certified copies of all insurance policies required to be maintained with respect to such real property by this Agreement, the applicable Mortgage or any other Loan Document;

          (d) a survey certified to the Administrative Agent meeting such standards as the Administrative Agent may reasonably establish and otherwise reasonably satisfactory to the Administrative Agent; and

          (e) a flood insurance policy concerning such real property, if required by the Flood Disaster Protection Act of 1973.

     Additionally, (a) in the case of any leased real property, a Collateral Access Agreement from the landlord of such property waiving any landlord's Lien in respect of personal property kept at the premises subject to such lease and (b) in the case of any mortgaged real property, a waiver from the mortgagee thereof waiving any Lien in respect of personal property kept at the premises subject to such Mortgage.

     12.1.8 Opinions of Counsel. Opinions of counsel for each Loan Party, including local counsel reasonably requested by the Administrative Agent including local counsel opinions in relation to the Mortgages referenced in Section 12.1.7 hereof, and all other opinions issued pursuant to the Related Transactions.

     12.1.9 Insurance. Evidence of the existence of insurance required to be maintained pursuant to Section 10.3(b), together with evidence that the Administrative Agent has been named as a lender's loss payee and an additional insured on all related insurance policies.

     12.1.10    Copies  of  Documents.   Copies  of  the  Related
Agreements certified by the secretary or assistant secretary (or similar officer) of the Company as being true, accurate and complete.

     12.1.11 Payment of Fees. Evidence of payment by the Company of all accrued and unpaid fees, costs and expenses to the extent then due and payable on the Closing Date, together with all Attorney Costs of the Administrative Agent to the extent invoiced prior to the Closing Date, plus such additional amounts of Attorney Costs as shall constitute the Administrative Agent's reasonable estimate of Attorney Costs incurred or to be incurred by the Administrative Agent through the closing proceedings (provided that such estimate shall not thereafter preclude final settling of accounts between the Company and the Administrative Agent).

     12.1.12    Solvency  Certificate.   If  requested   by   the
Administrative Agent, a Solvency Certificate executed by a Senior
Officer of the Company.

12.1.13 Pro Forma; Financial Statements. A consolidated pro forma balance sheet of the Company, adjusted to give effect to the consummation of the Related Transactions and the financings contemplated hereby as if such transactions had occurred on such date, consistent in all material respects with the sources and uses of cash as previously described to the Lenders and the forecasts previously provided to the Lenders, as provided in the Proxy Statement as filed on Form S-4 with the Securities and Exchange Commission on September 3, 2004, as amended. Copies of the annual audit report of Centrum and its Subsidiaries, if previously prepared and available, for its three most recently ended fiscal years, including therein consolidated balance sheets and statements of earnings and cash flows of Centrum and its Subsidiaries as at the end of such fiscal years, certified without adverse reference to going concern value and without qualification by independent auditors of recognized standing selected by Centrum and reasonably acceptable to the Administrative Agent.

     12.1.14     Environmental   Reports.    Environmental   site
assessment reports, if and to the extent requested by the Administrative Agent.

     12.1.15 Search Results; Lien Terminations. Certified copies of Uniform Commercial Code search reports dated a date reasonably near to the Closing Date, listing all effective financing statements which name any Loan Party or Centrum or any of its Subsidiaries or any of any of Seller's Subsidiaries] (under their present names and any previous names) as debtors, together with (a) copies of such financing statements, (b) payoff letters evidencing repayment in full of all Debt to be Repaid, the termination of all agreements relating thereto and the release of all Liens granted in connection therewith, with Uniform Commercial Code or other appropriate termination statements and documents effective to evidence the foregoing (other than Liens permitted by Section 11.2) and (c) such other Uniform Commercial Code termination statements as the Administrative Agent may reasonably request.

     12.1.16 Filings, Registrations and Recordings. The Administrative Agent shall have received each document (including Uniform Commercial Code financing statements) required by the Collateral Documents or under law or reasonably requested by the Administrative Agent to be filed, registered or recorded in order to create in favor of the Administrative Agent, for the benefit of the Lenders, a perfected Lien on the collateral described therein, prior to any other Liens (subject only to Liens permitted pursuant to Section 11.2), in proper form for filing, registration or recording.

     12.1.17 Closing Certificate, Consents and Permits. A certificate executed by an officer of the Company on behalf of the Company certifying (a) the matters set forth in Section
12.2.1 as of the Closing Date and (b) the occurrence of the closing of the Related Transactions and that such closing has been consummated in accordance with the terms of the Related Agreements without waiver of any material condition thereof; together with evidence that (i) all necessary governmental, regulatory, creditor, shareholder, partner and other material consents, approvals and exemptions required to be obtained by the Company in connection with the Related Transactions have been duly obtained and are in full force and effect and (ii) all material permits necessary for the operation of any business(es) acquired in connection with the Related Transactions have been obtained.

     12.1.18     Account  Control  Agreements.   Account  Control
Agreements, as referred to in the Security Agreement, duly executed by each of the Pledged Account Banks (as defined in the Security Agreement), the applicable Loan Party and the Administrative Agent.

     12.1.19    Other. Such other documents as the Administrative
Agent or any Lender may reasonably request.

     12.2 Conditions. The obligation (a) of each Lender to make each Loan and (b) of the Issuing Lender to issue each Letter of Credit is subject to the following further conditions precedent that:

     12.2.1 Compliance with Warranties, No Default, etc. Both before and after giving effect to any borrowing and the issuance of any Letter of Credit, the following statements shall be true and correct:

          (a) the representations and warranties of each Loan Party set forth in this Agreement and the other Loan Documents shall be true and correct in all respects with the same effect as if then made (except to the extent stated to relate to a specific earlier date, in which case such representations and warranties shall be true and correct as of such earlier date); and

          (b) no Event of Default or Unmatured Event of Default shall have then occurred and be continuing.

     12.2.2 Confirmatory Certificate. If requested by the Administrative Agent or any Lender, the Administrative Agent shall have received (in sufficient counterparts to provide one to each Lender) a certificate dated the date of such requested Loan or Letter of Credit and signed by a duly authorized representative of the Company as to the matters set out in
Section 12.2.1 (it being understood that each request by the Company for the making of a Loan or the issuance of a Letter of Credit shall be deemed to constitute a representation and warranty by the Company that the conditions precedent set forth in Section 12.2.1 will be satisfied at the time of the making of such Loan or the issuance of such Letter of Credit), together with such other documents as the Administrative Agent or any Lender may reasonably request in support thereof.

     SECTION 13     EVENTS OF DEFAULT AND THEIR EFFECT.

     13.1  Events  of  Default.   Each  of  the  following  shall
constitute an Event of Default under this Agreement:

     13.1.1 Non-Payment of the Loans, etc. Default in the payment when due of the principal of any Loan; or default, and continuance thereof for five days, in the payment when due of any interest, fee, reimbursement obligation with respect to any Letter of Credit or other amount payable by the Company hereunder or under any other Loan Document.

     13.1.2 Non-Payment of Other Debt. Any default shall occur under the terms applicable to any Debt of any Loan Party in an aggregate amount (for all such Debt so affected and including undrawn committed or available amounts and amounts owing to all creditors under any combined or syndicated credit arrangement) exceeding $500,000 and such default shall (a) consist of the failure to pay such Debt when due, whether by acceleration or otherwise, or (b) accelerate the maturity of such Debt or permit the holder or holders thereof, or any trustee or agent for such holder or holders, to cause such Debt to become due and payable (or require any Loan Party to purchase or redeem such Debt or post cash collateral in respect thereof) prior to its expressed maturity.

     13.1.3     Other  Material  Obligations.   Default  in   the
payment when due, or in the performance or observance of, any material obligation of, or condition agreed to by, any Loan Party with respect to any material purchase or lease of goods or services where such default, singly or in the aggregate with all other such defaults, might reasonably be expected to have a Material Adverse Effect.

     13.1.4 Bankruptcy, Insolvency, etc. Any Loan Party becomes insolvent or generally fails to pay, or admits in writing its inability or refusal to pay, debts as they become due; or any Loan Party applies for, consents to, or acquiesces in the appointment of a trustee, receiver or other custodian for such Loan Party or any property thereof, or makes a general assignment for the benefit of creditors; or, in the absence of such application, consent or acquiescence, a trustee, receiver or other custodian is appointed for any Loan Party or for a substantial part of the property of any thereof and is not discharged within 60 days; or any bankruptcy, reorganization, debt arrangement, or other case or proceeding under any bankruptcy or insolvency law, or any dissolution or liquidation proceeding, is commenced in respect of any Loan Party, and if such case or proceeding is not commenced by such Loan Party, it is consented to or acquiesced in by such Loan Party, or remains for 60 days undismissed; or any Loan Party takes any action to authorize, or in furtherance of, any of the foregoing.

     13.1.5 Non-Compliance with Loan Documents. (a) Failure by any Loan Party to comply with or to perform any covenant set forth in Section 10.1.5, 10.3(b) or 10.5 or Section 11; or
(b) failure by any Loan Party to comply with or to perform any other provision of this Agreement or any other Loan Document (and not constituting an Event of Default under any other provision of this Section 13) and continuance of such failure described in this clause (b) for 30 days.

     13.1.6 Representations; Warranties. Any representation or warranty made by any Loan Party herein or any other Loan Document is breached or is false or misleading in any material respect, or any schedule, certificate, financial statement, report, notice or other writing furnished by any Loan Party to the Administrative Agent or any Lender in connection herewith is false or misleading in any material respect on the date as of which the facts therein set forth are stated or certified.

     13.1.7 Pension Plans. (a) Any Person institutes steps to terminate a Pension Plan if as a result of such termination the Company or any member of the Controlled Group could be required to make a contribution to such Pension Plan, or could incur a liability or obligation to such Pension Plan, in excess of $2,500,000; (b) a contribution failure occurs with respect to any Pension Plan sufficient to give rise to a Lien under Section 302(f) of ERISA; (c) the Unfunded Liability exceeds twenty percent of the Total Plan Liability, or (d) there shall occur any withdrawal or partial withdrawal from a Multiemployer Pension Plan and the withdrawal liability (without unaccrued interest) to Multiemployer Pension Plans as a result of such withdrawal (including any outstanding withdrawal liability that the Company or any member of the Controlled Group have incurred on the date of such withdrawal) exceeds $2,500,000.

     13.1.8 Judgments. Final judgments which exceed an aggregate of $2,500,000 shall be rendered against any Loan Party and shall not have been paid, discharged or vacated or had execution thereof stayed pending appeal within 30 days after entry or filing of such judgments.

     13.1.9 Invalidity of Collateral Documents, etc. Any Collateral Document shall cease to be in full force and effect; or any Loan Party (or any Person by, through or on behalf of any Loan Party) shall contest in any manner the validity, binding nature or enforceability of any Collateral Document.

     13.1.10 Invalidity of Subordination Provisions, etc. Any subordination provision in any document or instrument governing any Subordinated Debt, or any subordination provision in any guaranty by any Subsidiary of any Subordinated Debt, shall cease to be in full force and effect, or any Loan Party or any other Person (including the holder of any applicable Subordinated Debt) shall contest in any manner the validity, binding nature or enforceability of any such provision.

     13.1.11 Change of Control. A Change of Control shall occur.

     13.2  Effect of Event of Default.  If any Event  of  Default
described  in  Section  13.1.4 shall  occur  in  respect  of  the
Company, the Commitments shall immediately terminate and the Loans and all other Obligations hereunder shall become immediately due and payable and the Company shall become immediately obligated to Cash Collateralize all Letters of Credit, all without presentment, demand, protest, notice of intent to accelerate, notice of acceleration, or notice of any kind; and, if any other Event of Default shall occur and be continuing, the Administrative Agent may (and, upon the written request of the Required Lenders shall) declare the Commitments to be terminated in whole or in part and/or declare all or any part of the Loans and all other Obligations hereunder to be due and payable and/or demand that the Company immediately Cash Collateralize all or any Letters of Credit, whereupon the Commitments shall immediately terminate (or be reduced, as applicable) and/or the Loans and other Obligations hereunder shall become immediately due and payable (in whole or in part, as applicable) and/or the Company shall immediately become obligated to Cash Collateralize the Letters of Credit (all or any, as applicable), all without presentment, demand, protest or notice of any kind. The Administrative Agent shall promptly advise the Company of any such declaration, but failure to do so shall not impair the effect of such declaration. Any cash collateral delivered hereunder shall be held by the Administrative Agent (without liability for interest thereon) and applied to the Obligations arising in connection with any drawing under a Letter of Credit. After the expiration or termination of all Letters of Credit, such cash collateral shall be applied by the Administrative Agent to any remaining Obligations hereunder and any excess shall be delivered to the Company or as a court of competent jurisdiction may elect.

     SECTION 14     THE AGENTS.

     14.1 Appointment and Authorization. Each Lender hereby irrevocably (subject to Section 14.10) appoints, designates and authorizes the Administrative Agent to take such action on its behalf under the provisions of this Agreement and each other Loan Document and to exercise such powers and perform such duties as are expressly delegated to it by the terms of this Agreement or any other Loan Document, together with such powers as are reasonably incidental thereto. Notwithstanding any provision to the contrary contained elsewhere in this Agreement or in any other Loan Document, the Administrative Agent shall not have any duty or responsibility except those expressly set forth herein, nor shall the Administrative Agent have or be deemed to have any fiduciary relationship with any Lender or participant, and no implied covenants, functions, responsibilities, duties, obligations or liabilities shall be read into this Agreement or any other Loan Document or otherwise exist against the Administrative Agent. Without limiting the generality of the foregoing sentence, the use of the term "agent" herein and in other Loan Documents with reference to the Agent is not intended to connote any fiduciary or other implied (or express) obligations arising under agency doctrine of any applicable law. Instead, such term is used merely as a matter of market custom, and is intended to create or reflect only an administrative relationship between independent contracting parties.

     14.2 Issuing Lender. The Issuing Lender shall act on behalf of the Lenders (according to their Pro Rata Shares) with respect to any Letters of Credit issued by it and the documents associated therewith. The Issuing Lender shall have all of the benefits and immunities (a) provided to the Administrative Agent in this Section 14 with respect to any acts taken or omissions suffered by the Issuing Lender in connection with Letters of Credit issued by it or proposed to be issued by it and the applications and agreements for letters of credit pertaining to such Letters of Credit as fully as if the term "Administrative Agent", as used in this Section 14, included the Issuing Lender with respect to such acts or omissions and (b) as additionally provided in this Agreement with respect to the Issuing Lender.

     14.3 Delegation of Duties. The Administrative Agent may execute any of its duties under this Agreement or any other Loan Document by or through agents, employees or attorneys-in-fact and shall be entitled to advice of counsel and other consultants or experts concerning all matters pertaining to such duties. The Administrative Agent shall not be responsible for the negligence or misconduct of any agent or attorney-in-fact that it selects in the absence of gross negligence or willful misconduct.

14.4 Exculpation of Administrative Agent. None of the Administrative Agent nor any of its directors, officers, employees or agents shall (a) be liable for any action taken or omitted to be taken by any of them under or in connection with this Agreement or any other Loan Document or the transactions contemplated hereby (except to the extent resulting from its own gross negligence or willful misconduct in connection with its duties expressly set forth herein as determined by a final, nonappealable judgment by a court of competent jurisdiction), or
(b) be responsible in any manner to any Lender or participant for any recital, statement, representation or warranty made by any Loan Party or Affiliate of the Company, or any officer thereof, contained in this Agreement or in any other Loan Document, or in any certificate, report, statement or other document referred to or provided for in, or received by the Administrative Agent under or in connection with, this Agreement or any other Loan Document, or the validity, effectiveness, genuineness, enforceability or sufficiency of this Agreement or any other Loan Document (or the creation, perfection or priority of any Lien or security interest therein), or for any failure of the Company or any other party to any Loan Document to perform its Obligations hereunder or thereunder. The Administrative Agent shall not be under any obligation to any Lender to ascertain or to inquire as to the observance or performance of any of the agreements contained in, or conditions of, this Agreement or any other Loan Document, or to inspect the properties, books or records of the Company or any of the Company's Subsidiaries or Affiliates.

     14.5 Reliance by Administrative Agent. The Administrative Agent shall be entitled to rely, and shall be fully protected in relying, upon any writing, communication, signature, resolution, representation, notice, consent, certificate, electronic mail message, affidavit, letter, telegram, facsimile, telex or telephone message, statement or other document or conversation believed by it to be genuine and correct and to have been signed, sent or made by the proper Person or Persons, and upon advice and statements of legal counsel (including counsel to the Company), independent accountants and other experts selected by the Administrative Agent. The Administrative Agent shall be fully justified in failing or refusing to take any action under this Agreement or any other Loan Document unless it shall first receive such advice or concurrence of the Required Lenders as it deems appropriate and, if it so requests, confirmation from the Lenders of their obligation to indemnify the Administrative Agent against any and all liability and expense which may be incurred by it by reason of taking or continuing to take any such action. The Administrative Agent shall in all cases be fully protected in acting, or in refraining from acting, under this Agreement or any other Loan Document in accordance with a request or consent of the Required Lenders and such request and any action taken or failure to act pursuant thereto shall be binding upon each Lender. For purposes of determining compliance with the conditions specified in Section 12, each Lender that has signed this Agreement shall be deemed to have consented to, approved or accepted or to be satisfied with, each document or other matter required thereunder to be consented to or approved by or acceptable or satisfactory to a Lender unless the Administrative Agent shall have received written notice from such Lender prior to the proposed Closing Date specifying its objection thereto.

     14.6 Notice of Default. The Administrative Agent shall not be deemed to have knowledge or notice of the occurrence of any Event of Default or Unmatured Event of Default except with respect to defaults in the payment of principal, interest and fees required to be paid to the Administrative Agent for the account of the Lenders, unless the Administrative Agent shall have received written notice from a Lender or the Company referring to this Agreement, describing such Event of Default or Unmatured Event of Default and stating that such notice is a "notice of default". The Administrative Agent will notify the Lenders of its receipt of any such notice. The Administrative Agent shall take such action with respect to such Event of Default or Unmatured Event of Default as may be requested by the Required Lenders in accordance with Section 13; provided that unless and until the
Administrative Agent has received any such request, the Administrative Agent may (but shall not be obligated to) take such action, or refrain from taking such action, with respect to such Event of Default or Unmatured Event of Default as it shall deem advisable or in the best interest of the Lenders.

     14.7 Credit Decision. Each Lender acknowledges that the Administrative Agent has not made any representation or warranty to it, and that no act by the Administrative Agent hereafter taken, including any consent and acceptance of any assignment or review of the affairs of the Loan Parties, shall be deemed to constitute any representation or warranty by the Administrative Agent to any Lender as to any matter, including whether the
Administrative Agent has disclosed material information in its possession. Each Lender represents to the Administrative Agent that it has, independently and without reliance upon the Administrative Agent and based on such documents and information as it has deemed appropriate, made its own appraisal of and investigation into the business, prospects, operations, property, financial and other condition and creditworthiness of the Loan Parties, and made its own decision to enter into this Agreement and to extend credit to the Company hereunder. Each Lender also represents that it will, independently and without reliance upon the Administrative Agent and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit analysis, appraisals and decisions in taking or not taking action under this Agreement and the other Loan Documents, and to make such investigations as it deems necessary to inform itself as to the business, prospects, operations, property, financial and other condition and creditworthiness of the Company. Except for notices, reports and other documents expressly herein required to be furnished to the Lenders by the Administrative Agent, the Administrative Agent shall not have any duty or responsibility to provide any Lender with any credit or other information concerning the business, prospects, operations, property, financial or other condition or creditworthiness of the Company which may come into the possession of the Administrative Agent.

     14.8 Indemnification. Whether or not the transactions contemplated hereby are consummated, each Lender shall indemnify upon demand the Administrative Agent and its directors, officers, employees and agents (to the extent not reimbursed by or on behalf of the Company and without limiting the obligation of the Company to do so), according to its applicable Pro Rata Share, from and against any and all Indemnified Liabilities (as hereinafter defined); provided that no Lender shall be liable for any payment to any such Person of any portion of the Indemnified Liabilities to the extent determined by a final, nonappealable judgment by a court of competent jurisdiction to have resulted from the applicable Person's own gross negligence or willful misconduct. No action taken in accordance with the directions of the Required Lenders shall be deemed to constitute gross negligence or willful misconduct for purposes of this Section. Without limitation of the foregoing, each Lender shall reimburse the Administrative Agent upon demand for its ratable share of any costs or out-of-pocket expenses (including Attorney Costs and Taxes) incurred by the Administrative Agent in connection with the preparation, execution, delivery, administration, modification, amendment or enforcement (whether through negotiations, legal proceedings or otherwise) of, or legal advice in respect of rights or responsibilities under, this Agreement, any other Loan Document, or any document contemplated by or referred to herein, to the extent that the Administrative Agent is not reimbursed for such expenses by or on behalf of the Company. The undertaking in this Section shall survive repayment of the Loans, cancellation of the Notes, expiration or termination of the Letters of Credit, any foreclosure under, or modification, release or discharge of, any or all of the Collateral Documents, termination of this Agreement and the resignation or replacement of the Administrative Agent.

     14.9 Administrative Agent in Individual Capacity. LaSalle and its Affiliates may make loans to, issue letters of credit for the account of, accept deposits from, acquire equity interests in and generally engage in any kind of banking, trust, financial advisory, underwriting or other business with the Loan Parties and Affiliates as though LaSalle were not the Administrative Agent hereunder and without notice to or consent of any Lender. Each Lender acknowledges that, pursuant to such activities, LaSalle or its Affiliates may receive information regarding the Company or its Affiliates (including information that may be subject to confidentiality obligations in favor of the Company or such Affiliate) and acknowledge that the Administrative Agent shall be under no obligation to provide such information to them. With respect to their Loans (if any), LaSalle and its Affiliates shall have the same rights and powers under this Agreement as any other Lender and may exercise the same as though LaSalle were not the Administrative Agent, and the terms "Lender" and "Lenders" include LaSalle and its Affiliates, to the extent applicable, in their individual capacities.

     14.10 Successor Administrative Agent. The Administrative Agent may resign as Administrative Agent upon 30 days' notice to the Lenders. If the Administrative Agent resigns under this Agreement, the Required Lenders shall, with (so long as no Event of Default exists) the consent of the Company (which shall not be unreasonably withheld or delayed), appoint from among the Lenders a successor agent for the Lenders. If no successor agent is appointed prior to the effective date of the resignation of the Administrative Agent, the Administrative Agent may appoint, after consulting with the Lenders and the Company, a successor agent from among the Lenders. Upon the acceptance of its appointment as successor agent hereunder, such successor agent shall succeed to all the rights, powers and duties of the retiring Administrative Agent and the term "Administrative Agent" shall mean such successor agent, and the retiring Administrative Agent's appointment, powers and duties as Administrative Agent shall be terminated. After any retiring Administrative Agent's resignation hereunder as Administrative Agent, the provisions of this Section 14 and Sections 15.5 and 15.17 shall inure to its benefit as to any actions taken or omitted to be taken by it while it was Administrative Agent under this Agreement. If no successor agent has accepted appointment as Administrative Agent by the date which is 30 days following a retiring Administrative Agent's notice of resignation, the retiring Administrative Agent's resignation shall nevertheless thereupon become effective and the

Lenders  shall  perform all of the duties of  the  Administrative
Agent hereunder until such time, if any, as the Required Lenders appoint a successor agent as provided for above.

     14.11 Collateral Matters. The Lenders irrevocably authorize the Administrative Agent, at its option and in its discretion, (a) to release any Lien granted to or held by the Administrative Agent under any Collateral Document (i) upon termination of the Commitments and payment in full of all Loans and all other obligations of the Company hereunder and the expiration or termination of all Letters of Credit; (ii) constituting property sold or to be sold or disposed of as part of or in connection with any disposition permitted hereunder; or
(iii) subject to Section 15.1, if approved, authorized or ratified in writing by the Required Lenders; or (b) to subordinate its interest in any collateral to any holder of a Lien on such collateral which is permitted by Section 11.2(d)(i) or (d)(iii) (it being understood that the Administrative Agent may conclusively rely on a certificate from the Company in determining whether the Debt secured by any such Lien is permitted by Section 11.1(b)). Upon request by the Administrative Agent at any time, the Lenders will confirm in writing the
Administrative Agent's authority to release, or subordinate its interest in, particular types or items of collateral pursuant to this Section 14.11. Each Lender hereby authorizes the Administrative Agent to give blockage notices in connection with any Subordinated Debt at the direction of Required Lenders and agrees that it will not act unilaterally to deliver such notices.

     14.12 Administrative Agent May File Proofs of Claim. In case of the pendency of any receivership, insolvency, liquidation, bankruptcy, reorganization, arrangement, adjustment, composition or other judicial proceeding relative to any Loan Party, the Administrative Agent (irrespective of whether the principal of any Loan shall then be due and payable as herein expressed or by declaration or otherwise and irrespective of whether the Administrative Agent shall have made any demand on the Company) shall be entitled and empowered, by intervention in such proceeding or otherwise:

     (a) to file and prove a claim for the whole amount of the principal and interest owing and unpaid in respect of the Loans, and all other Obligations that are owing and unpaid and to file such other documents as may be necessary or advisable in order to have the claims of the Lenders and the Administrative Agent (including any claim for the reasonable compensation, expenses, disbursements and advances of the Lenders and the Administrative Agent and their respective agents and counsel and all other amounts due the Lenders and the Administrative Agent under Sections 5, 15.5 and 15.17) allowed in such judicial proceedings; and

     (b) to collect and receive any monies or other property payable or deliverable on any such claims and to distribute the same;

and any custodian, receiver, assignee, trustee, liquidator, sequestrator or other similar official in any such judicial proceeding is hereby authorized by each Lender to make such payments to the Administrative Agent and, in the event that the Administrative Agent shall consent to the making of such payments directly to the Lenders, to pay to the Administrative Agent any amount due for the reasonable compensation, expenses, disbursements and advances of the Administrative Agent and its agents and counsel, and any other amounts due the Administrative Agent under Sections 5, 15.5 and 15.17.

      Nothing contained herein shall be deemed to authorize the Administrative Agent to authorize or consent to or accept or adopt on behalf of any Lender any plan of reorganization, arrangement, adjustment or composition affecting the Obligations or the rights of any Lender or to authorize the Administrative Agent to vote in respect of the claim of any Lender in any such proceeding.

     14.13 Other Agents; Arrangers and Managers. None of the Lenders or other Persons identified on the facing page or signature pages of this Agreement as a "syndication agent," "documentation agent," "co-agent," "book manager," "lead manager," "arranger," "lead arranger" or "co-arranger", if any, shall have any right, power, obligation, liability, responsibility or duty under this Agreement other than, in the case of such Lenders, those applicable to all Lenders as such. Without limiting the foregoing, none of the Lenders or other
Persons so identified shall have or be deemed to have any fiduciary relationship with any Lender. Each Lender acknowledges that it has not relied, and will not rely, on any of the Lenders or other Persons so identified in deciding to enter into this Agreement or in taking or not taking action hereunder.

     14.14 Relationship Among Lenders. The obligations of each Lender and each Issuing Bank under this Agreement are several. Neither the Administrative Agent, any Issuing Bank, nor any Lender shall be liable for the failure of any Lender or any Issuing Bank to perform its obligations under this Agreement. Each Lender and each Issuing Bank agrees that it will not take any legal action, or institute any action or proceedings, against the company or any Loan Party or with respect to any Collateral, without the prior written consent of the Requisite Lenders.

     14.15 Benefit of Article. The provisions contained in this Article are solely for the benefit of the Administrative Agent, the Issuing Bank, and the Lenders and are not for the benefit of, nor may they be relied upon by, the Company, any Loan Party, or any third party.

     SECTION 15     GENERAL.

     15.1 Waiver; Amendments. No delay on the part of the Administrative Agent or any Lender in the exercise of any right, power or remedy shall operate as a waiver thereof, nor shall any single or partial exercise by any of them of any right, power or remedy preclude other or further exercise thereof, or the exercise of any other right, power or remedy. No amendment, modification or waiver of, or consent with respect to, any provision of this Agreement or the other Loan Documents shall in any event be effective unless the same shall be in writing and acknowledged by Lenders having an aggregate Pro Rata Shares of not less than the aggregate Pro Rata Shares expressly designated herein with respect thereto or, in the absence of such designation as to any provision of this Agreement, by the Required Lenders, and then any such amendment, modification, waiver or consent shall be effective only in the specific instance and for the specific purpose for which given. No amendment, modification, waiver or consent shall

(a) extend or increase the Commitment of any Lender without the written consent of such Lender, (b) extend the date scheduled for payment of any principal (excluding mandatory prepayments) of or interest on the Loans or any fees payable hereunder without the written consent of each Lender directly affected thereby, (c) reduce the principal amount of any Loan, the rate of interest thereon or any fees payable hereunder, without the consent of each Lender directly affected thereby; or (d) waive any Unmatured Event of Default or Event of Default or release any party from its obligations under the Guaranty or all or any substantial part of the collateral granted under the Collateral Documents, change the definition of Required Lenders, any provisions of Section 14, any provision of this Section 15.1 or reduce the aggregate Pro Rata Share required to effect an amendment, modification, waiver or consent, without, in each case, the written consent of all Lenders. No provision of Sections 6.2.2 or 6.3 with respect to the timing or application of mandatory prepayments of the Loans shall be amended, modified or waived without the consent of Lenders having a majority of the aggregate Pro Rata Shares of the Term Loans affected thereby. No provision of Section 14 or other provision of this Agreement affecting the Administrative Agent in its capacity as such shall be amended, modified or waived without the consent of the Administrative Agent. No provision of this Agreement relating to the rights or duties of the Issuing Lender in its capacity as such shall be amended, modified or waived without the consent of the Issuing Lender. No provision of this Agreement relating to the rights or duties of the Swing Line Lender in its capacity as such shall be amended, modified or waived without the consent of the Swing Line Lender.

     15.2 Confirmations. The Company and each holder of a Note agree from time to time, upon written request received by it from the other, to confirm to the other in writing (with a copy of each such confirmation to the Administrative Agent) the aggregate unpaid principal amount of the Loans then outstanding under such Note.

     15.3 Notices. Except as otherwise provided in Sections 2.2.2 and 2.2.3, all notices hereunder shall be in writing (including facsimile transmission) and shall be sent to the applicable party at its address shown on Annex B or at such other address as such party may, by written notice received by the other parties, have designated as its address for such purpose. Notices sent by facsimile transmission shall be deemed to have been given when sent; notices sent by mail shall be deemed to have been given three Business Days after the date when sent by registered or certified mail, postage prepaid; and notices sent by hand delivery or overnight courier service shall be deemed to have been given when received. For purposes of Sections 2.2.2 and 2.2.3, the Administrative Agent shall be entitled to rely on telephonic instructions from any person that the Administrative Agent in good faith believes is an authorized officer or employee of the Company, and the Company shall hold the Administrative Agent and each other Lender harmless from any loss, cost or expense resulting from any such reliance.

     15.4 Computations. Where the character or amount of any asset or liability or item of income or expense is required to be determined, or any consolidation or other accounting computation is required to be made, for the purpose of this Agreement, such determination or calculation shall, to the extent applicable and except as otherwise specified in this Agreement, be made in accordance with GAAP, consistently applied; provided that if the Company notifies the

Administrative Agent that the Company wishes to amend any covenant in Section 10 (or any related definition) to eliminate or to take into account the effect of any change in GAAP on the operation of such covenant (or if the Administrative Agent notifies the Company that the Required Lenders wish to amend
Section 10 (or any related definition) for such purpose), then the Company's compliance with such covenant shall be determined on the basis of GAAP in effect immediately before the relevant change in GAAP became effective, until either such notice is withdrawn or such covenant (or related definition) is amended in a manner satisfactory to the Company and the Required Lenders.

     15.5 Costs, Expenses and Taxes. The Company agrees to pay on demand all reasonable out-of-pocket costs and expenses of the Administrative Agent (including Attorney Costs and any Taxes) in connection with the preparation, execution, syndication, delivery and administration (including perfection and protection of any collateral and the costs of Intralinks (or other similar service), if applicable) of this Agreement, the other Loan
Documents and all other documents provided for herein or delivered or to be delivered hereunder or in connection herewith (including any amendment, supplement or waiver to any Loan Document), whether or not the transactions contemplated hereby or thereby shall be consummated, and all reasonable out-of-pocket costs and expenses (including Attorney Costs and any Taxes) incurred by the Administrative Agent after an Event of Default in connection with the collection of the Obligations or the enforcement of this Agreement the other Loan Documents or any such other documents or during any workout, restructuring or negotiations in respect thereof. In addition, the Company agrees to pay, and to save the Administrative Agent and the Lenders harmless from all liability for, any fees of the Company's auditors in connection with any reasonable exercise by the Administrative Agent and the Lenders of their rights pursuant to
Section 10.2. All Obligations provided for in this Section 15.5 shall survive repayment of the Loans, cancellation of the Notes, expiration or termination of the Letters of Credit and termination of this Agreement.

     15.6 Assignments; Participations.

     15.6.1 Assignments. (a) Any Lender may at any time assign to one or more Persons (any such Person, an "Assignee") all or any portion of such Lender's Loans and Commitments, with the prior written consent of the Administrative Agent, the Issuing Lender (for an assignment of the Revolving Loans and the Revolving Commitment) and, so long as no Event of Default exists, the Company (which consents shall not be unreasonably withheld or delayed and shall not be required for an assignment by a Lender to a Lender or an Affiliate of a Lender). Except as the Administrative Agent may otherwise agree, any such assignment shall be in a minimum aggregate amount equal to $5,000,000 or, if less, the remaining Commitment and Loans held by the assigning Lender. The Company and the Administrative Agent shall be entitled to continue to deal solely and directly with such Lender in connection with the interests so assigned to an Assignee until the Administrative Agent shall have received and accepted an effective assignment agreement in substantially the form of Exhibit D hereto (an "Assignment Agreement") executed, delivered and fully completed by the applicable parties thereto and a processing fee of $3,500. No assignment may be made to any Person if at the time of such assignment the Company would be obligated to pay any greater amount under Section 7.6 or 8 to the Assignee than the Company is then obligated to pay to the assigning Lender under such Sections (and if any assignment is made in violation of the foregoing, the Company will not be required to pay such greater amounts). Any attempted assignment not made in accordance with this Section
15.6.1  shall  be  treated as the sale of a  participation  under
Section 15.6.2. The Company shall be deemed to have granted its consent to any assignment requiring its consent hereunder unless the Company has expressly objected to such assignment within three Business Days after notice thereof.

     (b) From and after the date on which the conditions described above have been met, (i) such Assignee shall be deemed automatically to have become a party hereto and, to the extent that rights and obligations hereunder have been assigned to such Assignee pursuant to such Assignment Agreement, shall have the rights and obligations of a Lender hereunder and (ii) the assigning Lender, to the extent that rights and obligations hereunder have been assigned by it pursuant to such Assignment Agreement, shall be released from its rights (other than its indemnification rights) and obligations hereunder. Upon the request of the Assignee (and, as applicable, the assigning
Lender) pursuant to an effective Assignment Agreement, the Company shall execute and deliver to the Administrative Agent for delivery to the Assignee (and, as applicable, the assigning Lender) a Note in the principal amount of the Assignee's Pro Rata Share of the Revolving Commitment plus the principal amount of the Assignee's Term Loan (and, as applicable, a Note in the principal amount of the Pro Rata Share of the Revolving
Commitment retained by the assigning Lender plus the principal amount of the Term Loan retained by the assigning Lender). Each such Note shall be dated the effective date of such assignment. Upon receipt by the assigning Lender of such Note, the assigning Lender shall return to the Company any prior Note held by it.

     (c) Any Lender may at any time pledge or assign a security interest in all or any portion of its rights under this Agreement to secure obligations of such Lender, including any pledge or assignment to secure obligations to a Federal Reserve Bank, and this Section shall not apply to any such pledge or assignment of a security interest; provided that no such pledge or assignment of a security interest shall release a Lender from any of its obligations hereunder or substitute any such pledgee or assignee for such Lender as a party hereto.

     15.6.2 Participations. Any Lender may at any time sell to one or more Persons participating interests in its Loans, Commitments or other interests hereunder (any such Person, a
"Participant"). In the event of a sale by a Lender of a participating interest to a Participant, (a) such Lender's obligations hereunder shall remain unchanged for all purposes,
(b) the Company and the Administrative Agent shall continue to deal solely and directly with such Lender in connection with such Lender's rights and obligations hereunder, (c) all amounts payable by the Company shall be determined as if such Lender had not sold such participation and shall be paid directly to such Lender and (d) the Lender shall send notice to the Administrative Agent and the Administrative Agent shall send notice to the Company, which shall include the name of the Participant and the size of the participation. No Participant shall have any direct or indirect voting rights hereunder except with respect to any event described in Section 15.1 expressly requiring the unanimous vote of all Lenders or, as applicable, all affected Lenders. Each Lender agrees to incorporate the requirements of the preceding sentence into each participation agreement which such Lender enters into with any Participant. The Company agrees that if amounts outstanding under this Agreement are due and payable (as a result of acceleration or otherwise), each Participant shall be deemed to have the right of set-off in respect of its participating interest in amounts owing under this Agreement and with respect to any Letter of Credit to the same extent as if the amount of its participating interest were owing directly to it as a Lender under this Agreement; provided that such right of set-off shall be subject to the obligation of each Participant to share with the Lenders, and the Lenders agree to share with each Participant, as provided in
Section 7.5. The Company also agrees that each Participant shall be entitled to the benefits of Section 7.6 or 8 as if it were a Lender (provided that on the date of the participation no
Participant shall be entitled to any greater compensation pursuant to Section 7.6 or 8 than would have been paid to the participating Lender on such date if no participation had been sold and that each Participant complies with Section 7.6(d) as if it were an Assignee).

     15.7 Register. The Administrative Agent shall maintain a copy of each Assignment Agreement delivered and accepted by it and register (the "Register") for the recordation of names and addresses of the Lenders and the Commitment of each Lender from time to time and whether such Lender is the original Lender or the Assignee. No assignment shall be effective unless and until the Assignment Agreement is accepted and registered in the Register. All records of transfer of a Lender's interest in the Register shall be conclusive, absent manifest error, as to the ownership of the interests in the Loans. The Administrative Agent shall not incur any liability of any kind with respect to any Lender with respect to the maintenance of the Register.

     15.8 GOVERNING LAW. THIS AGREEMENT AND EACH NOTE SHALL BE A CONTRACT MADE UNDER AND GOVERNED BY AND ALL ISSUES ARISING THEREUNDER, INCLUDING THE VALIDITY AND ENFORCEABILITY SHALL BE DETERMINED UNDER THE INTERNAL LAWS OF THE STATE OF ILLINOIS APPLICABLE TO CONTRACTS MADE AND TO BE PERFORMED ENTIRELY WITHIN SUCH STATE, WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES.

     15.9 Confidentiality. As required by federal law and the Administrative Agent's policies and practices, the Administrative Agent may need to obtain, verify, and record certain customer identification information and documentation in connection with opening or maintaining accounts, or establishing or continuing to provide services. The Administrative Agent and each Lender agree to use commercially reasonable efforts (equivalent to the efforts the Administrative Agent or such Lender applies to maintain the confidentiality of its own confidential information) to maintain as confidential all information provided to them by any Loan Party and designated as confidential (it being understood that the information provided pursuant to Section 10.1.7 and financial information delivered on a pro forma basis in connection with an acquisition shall be confidential information subject to the provisions of this Section 15.9), except that the Administrative Agent and each Lender may disclose such information (a)
to Persons employed or engaged by the Administrative Agent or such Lender in evaluating, approving, structuring, collecting, or administering the Loans and the Commitments; (b) to any assignee or participant or potential assignee or participant that has agreed to comply with the covenant contained in this Section 15.9 (and any such assignee or participant or potential assignee or participant may disclose such information to Persons employed or engaged by them as described in clause (a) above); (c) as required or requested by any federal or state regulatory authority or examiner, or any insurance industry association that agrees to be bound by the terms of this Section 15.9, or as reasonably believed by the Administrative Agent or such Lender to be compelled by any court decree, subpoena or legal or administrative order or process; (d) as, on the advice of the Administrative Agent's or such Lender's counsel, is required by law; (e) in connection with the exercise of any right or remedy under the Loan Documents or in connection with any litigation to which the Administrative Agent or such Lender is a party; (f) to any nationally recognized rating agency that requires access to information about a Lender's investment portfolio in connection with ratings issued with respect to such Lender and agrees to be bound by the provisions of this Section 15.9; (g) to any Affiliate of the Administrative Agent, the Issuing Lender or any other Lender who may provide Bank Products to the Loan Parties that agrees to be bound by the terms of this Section 15.9; or (h) that ceases to be confidential through no fault of the Administrative Agent or any Lender. Notwithstanding the
foregoing, the Company consents to the publication by the Administrative Agent or any Lender of a tombstone or similar advertising material relating to the financing transactions contemplated by this Agreement, and the Administrative Agent reserves the right to provide to industry trade organizations information necessary and customary for inclusion in league table measurements, provided that such shall not include material non-public information.

     15.10 Severability. Whenever possible each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Agreement. All obligations of the Company and rights of the Administrative Agent and the Lenders expressed herein or in any other Loan Document shall be in addition to and not in limitation of those provided by applicable law.

     15.11 Nature of Remedies. All Obligations of the Company and rights of the Administrative Agent and the Lenders expressed herein or in any other Loan Document shall be in addition to and not in limitation of those provided by applicable law. No failure to exercise and no delay in exercising, on the part of the Administrative Agent or any Lender, any right, remedy, power or privilege hereunder, shall operate as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege.

     15.12 Entire Agreement. This Agreement, together with the other Loan Documents, embodies the entire agreement and understanding among the parties hereto and supersedes all prior or contemporaneous agreements and understandings of such Persons, verbal or written, relating to the subject matter hereof and thereof (except as relates to the fees described in Section

5.3) and any prior arrangements made with respect to the payment by the Company of (or any indemnification for) any fees, costs or expenses payable to or incurred (or to be incurred) by or on behalf of the Administrative Agent or the Lenders.

     15.13 Counterparts. This Agreement may be executed in any number of counterparts and by the different parties hereto on separate counterparts and each such counterpart shall be deemed to be an original, but all such counterparts shall together constitute but one and the same Agreement. Receipt of an executed signature page to this Agreement by facsimile or other electronic transmission shall constitute effective delivery thereof. Electronic records of executed Loan Documents maintained by the Lenders shall deemed to be originals.

     15.14 Successors and Assigns. This Agreement shall be binding upon the Company, the Lenders and the Administrative Agent and their respective successors and assigns, and shall inure to the benefit of the Company, the Lenders and the
Administrative Agent and the successors and assigns of the Lenders and the Administrative Agent. No other Person shall be a direct or indirect legal beneficiary of, or have any direct or indirect cause of action or claim in connection with, this Agreement or any of the other Loan Documents. The Company may not assign or transfer any of its rights or Obligations under this Agreement without the prior written consent of the Administrative Agent and each Lender.

     15.15 Captions. Section captions used in this Agreement are for convenience only and shall not affect the construction of this Agreement.

     15.16 Customer Identification - USA Patriot Act Notice. Each Lender and LaSalle (for itself and not on behalf of any other party) hereby notifies the Loan Parties that, pursuant to the requirements of the USA Patriot Act, Title III of Pub. L. 107-56, signed into law October 26, 2001 (the "Act"), it is required to obtain, verify and record information that identifies the Loan Parties, which information includes the name and address of the Loan Parties and other information that will allow such Lender or
LaSalle,   as  applicable,  to  identify  the  Loan  Parties   in
accordance with the Act.

     15.7 INDEMNIFICATION BY THE COMPANY. IN CONSIDERATION OF THE EXECUTION AND DELIVERY OF THIS AGREEMENT BY THE ADMINISTRATIVE AGENT AND THE LENDERS AND THE AGREEMENT TO EXTEND THE COMMITMENTS PROVIDED HEREUNDER, THE COMPANY HEREBY AGREES TO INDEMNIFY, EXONERATE AND HOLD THE ADMINISTRATIVE AGENT, EACH LENDER AND EACH OF THE OFFICERS, DIRECTORS, EMPLOYEES, AFFILIATES AND AGENTS OF THE ADMINISTRATIVE AGENT AND EACH LENDER (EACH A "LENDER PARTY") FREE AND HARMLESS FROM AND AGAINST ANY AND ALL ACTIONS, CAUSES OF ACTION, SUITS, LOSSES, LIABILITIES, DAMAGES AND EXPENSES, INCLUDING ATTORNEY COSTS (COLLECTIVELY, THE "INDEMNIFIED LIABILITIES"), INCURRED BY THE LENDER PARTIES OR ANY OF THEM AS A RESULT OF, OR ARISING OUT OF, OR RELATING TO (A) ANY TENDER OFFER,

MERGER, PURCHASE OF CAPITAL SECURITIES, PURCHASE OF ASSETS (INCLUDING THE RELATED TRANSACTIONS) OR OTHER SIMILAR TRANSACTION FINANCED OR PROPOSED TO BE FINANCED IN WHOLE OR IN PART, DIRECTLY OR INDIRECTLY, WITH THE PROCEEDS OF ANY OF THE LOANS, (B) THE USE, HANDLING, RELEASE, EMISSION, DISCHARGE, TRANSPORTATION, STORAGE, TREATMENT OR DISPOSAL OF ANY HAZARDOUS SUBSTANCE AT ANY PROPERTY OWNED OR LEASED BY ANY LOAN PARTY, (C) ANY VIOLATION OF ANY ENVIRONMENTAL LAWS WITH RESPECT TO CONDITIONS AT ANY PROPERTY OWNED OR LEASED BY ANY LOAN PARTY OR THE OPERATIONS CONDUCTED THEREON, (D) THE INVESTIGATION, CLEANUP OR REMEDIATION OF OFFSITE LOCATIONS AT WHICH ANY LOAN PARTY OR THEIR RESPECTIVE PREDECESSORS ARE ALLEGED TO HAVE DIRECTLY OR INDIRECTLY DISPOSED OF HAZARDOUS SUBSTANCES OR (E) THE EXECUTION, DELIVERY, PERFORMANCE OR ENFORCEMENT OF THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT BY ANY OF THE LENDER PARTIES, EXCEPT FOR ANY SUCH INDEMNIFIED LIABILITIES ARISING ON ACCOUNT OF THE APPLICABLE LENDER PARTY'S GROSS NEGLIGENCE OR WILLFUL MISCONDUCT AS DETERMINED BY A FINAL, NONAPPEALABLE JUDGMENT BY A COURT OF COMPETENT JURISDICTION. IF AND TO THE EXTENT THAT THE FOREGOING UNDERTAKING MAY BE UNENFORCEABLE FOR ANY REASON, THE COMPANY HEREBY AGREES TO MAKE THE MAXIMUM CONTRIBUTION TO THE PAYMENT AND SATISFACTION OF EACH OF THE INDEMNIFIED LIABILITIES WHICH IS PERMISSIBLE UNDER APPLICABLE LAW. ALL OBLIGATIONS PROVIDED FOR IN THIS SECTION 15.17 SHALL SURVIVE REPAYMENT OF THE LOANS, CANCELLATION OF THE NOTES, EXPIRATION OR TERMINATION OF THE LETTERS OF CREDIT, ANY FORECLOSURE UNDER, OR ANY MODIFICATION, RELEASE OR DISCHARGE OF, ANY OR ALL OF THE COLLATERAL DOCUMENTS AND TERMINATION OF THIS AGREEMENT.

     15.18 Nonliability of Lenders. The relationship between the Company on the one hand and the Lenders and the Administrative Agent on the other hand shall be solely that of borrower and lender. Neither the Administrative Agent nor any Lender has any fiduciary relationship with or duty to any Loan Party arising out of or in connection with this Agreement or any of the other Loan Documents, and the relationship between the Loan Parties, on the one hand, and the Administrative Agent and the Lenders, on the other hand, in connection herewith or therewith is solely that of debtor and creditor. Neither the Administrative Agent nor any Lender undertakes any responsibility to any Loan Party to review or inform any Loan Party of any matter in connection with any phase of any Loan Party's business or operations. The Company agrees, on behalf of itself and each other Loan Party, that neither the Administrative Agent nor any Lender shall have liability to any Loan Party (whether sounding in tort, contract or otherwise) for losses suffered by any Loan Party in connection with, arising out of, or in any way related to the transactions contemplated and the relationship established by the Loan Documents, or any act, omission or event occurring in connection therewith, unless it is determined in a final non-appealable judgment by a court of competent jurisdiction that such losses resulted from the gross negligence or willful misconduct of the party from which recovery is sought. NO LENDER PARTY SHALL BE LIABLE FOR ANY DAMAGES ARISING FROM THE USE BY OTHERS OF ANY INFORMATION OR OTHER MATERIALS OBTAINED THROUGH INTRALINKS OR OTHER SIMILAR INFORMATION TRANSMISSION SYSTEMS IN CONNECTION WITH THIS AGREEMENT, NOR SHALL ANY LENDER PARTY HAVE ANY LIABILITY WITH RESPECT TO, AND THE COMPANY ON BEHALF OF ITSELF AND EACH OTHER LOAN PARTY, HEREBY WAIVES, RELEASES AND
AGREES NOT TO SUE FOR ANY SPECIAL, INDIRECT OR CONSEQUENTIAL DAMAGES RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT OR ARISING OUT OF ITS ACTIVITIES IN CONNECTION HEREWITH OR THEREWITH (WHETHER BEFORE OR AFTER THE CLOSING DATE). The Company acknowledges that it has been advised by counsel in the negotiation, execution and delivery of this Agreement and the other Loan Documents to which it is a party. No joint venture is created hereby or by the other Loan Documents or otherwise exists by virtue of the transactions contemplated hereby among the Lenders or among the Loan Parties and the Lenders

     15.19 FORUM SELECTION AND CONSENT TO JURISDICTION. ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT, SHALL BE BROUGHT AND MAINTAINED EXCLUSIVELY IN THE COURTS OF THE STATE OF ILLINOIS OR IN THE UNITED STATES DISTRICT COURT FOR THE NORTHERN DISTRICT OF ILLINOIS; PROVIDED THAT NOTHING IN THIS AGREEMENT SHALL BE DEEMED OR OPERATE TO PRECLUDE THE ADMINISTRATIVE AGENT FROM BRINGING SUIT OR TAKING OTHER LEGAL ACTION IN ANY OTHER JURISDICTION. THE COMPANY HEREBY EXPRESSLY AND IRREVOCABLY SUBMITS TO THE JURISDICTION OF THE COURTS OF THE STATE OF ILLINOIS AND OF THE UNITED STATES DISTRICT COURT FOR THE NORTHERN DISTRICT OF ILLINOIS FOR THE PURPOSE OF ANY SUCH LITIGATION AS SET FORTH ABOVE. THE COMPANY FURTHER IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS BY REGISTERED MAIL, POSTAGE PREPAID, OR BY PERSONAL SERVICE WITHIN OR WITHOUT THE STATE OF ILLINOIS. THE COMPANY HEREBY EXPRESSLY AND IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY SUCH LITIGATION BROUGHT IN ANY SUCH COURT REFERRED TO ABOVE AND ANY CLAIM THAT ANY SUCH LITIGATION HAS BEEN BROUGHT IN AN INCONVENIENT FORUM.

     15.20 WAIVER OF JURY TRIAL. EACH OF THE COMPANY, THE ADMINISTRATIVE AGENT AND EACH LENDER HEREBY WAIVES ANY RIGHT TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING TO ENFORCE OR DEFEND ANY RIGHTS UNDER THIS AGREEMENT, ANY NOTE, ANY OTHER LOAN DOCUMENT AND ANY AMENDMENT, INSTRUMENT, DOCUMENT OR

AGREEMENT DELIVERED OR WHICH MAY IN THE FUTURE BE DELIVERED IN CONNECTION HEREWITH OR THEREWITH OR ARISING FROM ANY LENDING RELATIONSHIP EXISTING IN CONNECTION WITH ANY OF THE FOREGOING, AND AGREES THAT ANY SUCH ACTION OR PROCEEDING SHALL BE TRIED BEFORE A COURT AND NOT BEFORE A JURY.

     SECTION 16     CROSS-GUARANTY.

     16.1 Cross-Guaranty. Each Co-Borrower hereby agrees that such Co-Borrower is jointly and severally liable for, and hereby absolutely and unconditionally guarantees to the Administrative Agent and Lenders and their respective successors and assigns, the full and prompt payment (whether at stated maturity, by acceleration or otherwise) and performance of, all Obligations owed or hereafter owing to the Administrative Agent and Lenders by each other Co-Borrower. Each Co-Borrower agrees that its guaranty obligation hereunder is a continuing guaranty of payment and performance and not of collection, that its obligations under this Section 16 shall not be discharged until payment and performance, in full, of the Obligations has occurred, and that its obligations under this Section 16 shall be absolute and unconditional, irrespective of, and unaffected by,

          (a) the genuineness, validity, regularity, enforceability or any future amendment of, or change in, this Agreement, any other Loan Document or any other agreement, document or instrument to which any Co-Borrower is or may become a party;

          (b) the absence of any action to enforce this Agreement (including this Section 16) or any other Loan Document or the waiver or consent by the Administrative Agent and Lenders with respect to any of the provisions thereof;

          (c)   the  insolvency of any Co-Borrower or Subsidiary;
     or

          (d) any other action or circumstances that might otherwise constitute a legal or equitable discharge or defense of a surety or guarantor.

Each Co-Borrower shall be regarded, and shall be in the same position, as principal debtor with respect to the Obligations guaranteed hereunder.

     16.2 Waivers by Co-Borrowers. Each Co-Borrower expressly waives all rights it may have now or in the future under any statute, or at common law, or at law or in equity, or otherwise, to compel the Administrative Agent or Lenders to marshal assets or to proceed in respect of the Obligations guaranteed hereunder against any other Co-Borrower or Subsidiary, any other party or against any security for the payment and performance of the Obligations before proceeding against, or as a condition to proceeding against, such Co-Borrower. It is agreed among each Co-Borrower, the Administrative Agent and Lenders that the foregoing waivers are of the essence of the transaction contemplated by this Agreement and the other Loan Documents and that, but for the
provisions   of   this   Section  16  and   such   waivers,   the
Administrative Agent and Lenders would decline to enter into this Agreement.

     16.3 Benefit of Guaranty. Each Co-Borrower agrees that the provisions of this Section 16 are for the benefit of the Administrative Agent and Lenders and their respective successors, transferees, endorsees and assigns, and nothing herein contained shall impair, as between any other Co-Borrower and the Administrative Agent or Lenders, the obligations of such other Co-Borrower under the Loan Documents.

     16.4 Waiver of Subrogation, Etc. Notwithstanding anything to the contrary in this Agreement or in any other Loan Document, and except as set forth in Section 16.7, each Co-Borrower hereby expressly and irrevocably waives any and all rights at law or in equity to subrogation, reimbursement, exoneration, contribution, indemnification or set off and any and all defenses available to a surety, guarantor or accommodation co-obligor. Each Co-Borrower acknowledges and agrees that this waiver is intended to benefit the Administrative Agent and Lenders and shall not limit or otherwise affect such Co-Borrower's liability hereunder or the enforceability of this Section 16, and that the Administrative Agent, Lenders and their respective successors and assigns are intended third party beneficiaries of the waivers and agreements set forth in this Section 16.4.

     16.5 Election of Remedies. If the Administrative Agent or any Lender may, under applicable law, proceed to realize its benefits under any of the Loan Documents, the Administrative Agent or any Lender may, at its sole option, determine which of its remedies or rights it may pursue without affecting any of its rights and remedies under this Section 16. If, in the exercise of any of its rights and remedies, the Administrative Agent or any Lender shall forfeit any of its rights or remedies, including its right to enter a deficiency judgment against any Co-Borrower or any other Person, whether because of any applicable laws pertaining to "election of remedies" or the like, each Co-Borrower hereby consents to such action by the Administrative Agent or such Lender and waives any claim based upon such action, even if such action by the Administrative Agent or such Lender shall result in a full or partial loss of any rights of subrogation that each Co-Borrower might otherwise have had but for such action by the Administrative Agent or such Lender. Any election of remedies that results in the denial or impairment of the right of the Administrative Agent or any Lender to seek a deficiency judgment against any Co-Borrower shall not impair any other Co-Borrower's obligation to pay the full amount of the Obligations.

     16.6 Limitation. Notwithstanding any provision herein contained to the contrary, each Co-Borrower's liability under this Section 16 (which liability is in any event in addition to amounts for which such Co-Borrower is primarily liable under
Section 2) shall be limited to an amount not to exceed as of any date of determination the greater of:

          (a)   the net amount of all Loans advanced to any other
     Co-Borrower under this Agreement and then re-loaned or otherwise transferred to, or for the benefit of, such Co-
     Borrower; and

          (b) the amount that could be claimed by the Administrative Agent and Lenders from such Co-Borrower under this Section 16 without rendering such claim voidable or avoidable under Section 548 of Chapter 11 of the Bankruptcy Code or under any applicable state Uniform Fraudulent Transfer Act, Uniform Fraudulent Conveyance Act or similar statute or common law after taking into account, among other things, such Co-Borrower's right of contribution and indemnification from each other Co-Borrower under
     Section 16.7.

     16.7 Contribution with Respect to Guaranty Obligations.

          (a) To the extent that any Co-Borrower shall make a payment under this Section 16 of all or any of the Obligations (other than Loans made to that Co-Borrower for which it is primarily liable) (a "Guarantor Payment") that, taking into account all other Guarantor Payments then previously or concurrently made by any other Co-Borrower, exceeds the amount that such Co-Borrower would otherwise have paid if each Co-Borrower had paid the aggregate Obligations satisfied by such Guarantor Payment in the same proportion that such Co-Borrower's "Allocable Amount" (as defined below) (as determined immediately prior to such Guarantor Payment) bore to the aggregate Allocable Amounts of each of the Co-Borrowers as determined immediately prior to the making of such Guarantor Payment, then, following indefeasible payment in full in cash of the Obligations and termination of the Commitments, such Co-Borrower shall be entitled to receive contribution and indemnification payments from, and be reimbursed by, each other Co-Borrower for the amount of such excess, pro rata based upon their respective Allocable Amounts in effect immediately prior to such Guarantor Payment.

          (b) As of any date of determination, the "Allocable Amount" of any Co-Borrower shall be equal to the maximum amount of the claim that could then be recovered from such Co-Borrower under this Section 16 without rendering such claim voidable or avoidable under Section 548 of Chapter 11 of the Bankruptcy Code or under any applicable state Uniform Fraudulent Transfer Act, Uniform Fraudulent Conveyance Act or similar statute or common law.

          (c) This Section 16.7 is intended only to define the relative rights of Co-Borrowers and nothing set forth in this Section 16.7 is intended to or shall impair the obligations of Co-Borrowers, jointly and severally, to pay any amounts as and when the same shall become due and payable in accordance with the terms of this Agreement, including Section 16.1. Nothing contained in this Section
     16.7 shall limit the liability of any Co-Borrower to pay the Loans made directly or indirectly to that Co-Borrower and accrued interest, fees and expenses with respect thereto for which such Co-Borrower shall be primarily liable.

          (d) The parties hereto acknowledge that the rights of contribution and indemnification hereunder shall constitute assets of the Co-Borrower to which such contribution and indemnification is owing.

     (d)    The   rights   of   the   indemnifying   Co-Borrowers
     against other Co-Borrowers under this Section 16.7 shall be exercisable upon the full and indefeasible payment of the Obligations and the termination of the Commitments.

     16.8 Liability Cumulative. The liability of Co-Borrowers under this Section 16 is in addition to and shall be cumulative with all liabilities of each Co-Borrower to the Administrative Agent and Lenders under this Agreement and the other Loan Documents to which such Co-Borrower is a party or in respect of any Obligations or obligation of the other Co-Borrower, without any limitation as to amount, unless the instrument or agreement evidencing or creating such other liability specifically provides to the contrary.

     16.9 Stay of Acceleration. If acceleration of the time for payment of any amount payable by the Co-Borrowers under this Agreement is stayed upon the insolvency, bankruptcy or reorganization of any of the Co-Borrowers, all such amounts otherwise subject to acceleration under the terms of this Agreement shall nonetheless be payable jointly and severally by the Co-Borrower hereunder forthwith on demand by the Administrative Agent made at the request of the Required Lenders.

     16.10 Benefit to Co-Borrowers. All of the Co-Borrowers and their Subsidiaries are engaged in related businesses and integrated to such an extent that the financial strength and flexibility of each such Person has a direct impact on the success of each other Person. Each Co-Borrower and each Subsidiary will derive substantial direct and indirect benefit from the extension of credit hereunder.



                    [signature pages follow]

     The parties hereto have caused this Agreement to be duly executed and delivered by their duly authorized officers as of the date first set forth above.

                              CO-BORROWERS :

                              Ennis, Inc.
                              Ennis Business Forms of Kansas,
                              Inc.
                              Connolly Tool and Machine Co.
                              Admore, Inc.
                              PFC Products, Inc.
                              Ennis Acquisitions, Inc.
                              Northstar Computer Forms, Inc.
                              General Financial Supply, Inc.
                              Calibrated Forms Co. Inc.
                              Crabar/GBF, Inc.
                              Royal Business Forms, Inc.
                              Midlothian Holdings LLC (to be
                              renamed Alstyle     Apparel LLC)
                              A and G, Inc.
                              Alstyle Ensenada LLC
                              Alstyle Hermosilla LLC
                              The Great Pumpkin, Inc.
                              Diaco USA, LLC

                              By:
                                  -----------------------------
                              Keith S. Walters, President of each

                              American Forms I, L.P.
                              Adams McClure I, L.P.
                              Texas EBF, L.P.
                              Ennis Sales, L.P.
                              Ennis Management, L.P.

                              By:  Ennis, Inc., the sole general
                              partner of each

                              By:
                                  ------------------------------
                              Keith S. Walters, President

                              LASALLE BANK NATIONAL ASSOCIATION,
                              as Administrative Agent,
                              Documentation Agent, as Issuing
                              Lender and as a Lender


                              By:
                                  ------------------------------
                              Title:
                                     ---------------------------

                              COMPASS BANK, as Co-Syndication
                              Agent and as a Lender


                              By:
                                  ------------------------------
                              Title:
                                     ---------------------------

                              JPMORGAN CHASE BANK, N.A., as Co-
                              Syndication Agent and as a Lender


                              By:
                                  ------------------------------
                              Title:
                                     ---------------------------

                              U.S. BANK NATIONAL ASSOCIATION, as
                              a Lender


                              By:
                                  ------------------------------
                              Title:
                                     ---------------------------

                              KEYBANK NATIONAL ASSOCIATION, as a
                              Lender


                              By:
                                  ------------------------------
                              Title:
                                     ---------------------------

                              SOUTHWEST BANK OF TEXAS, N.A., as a
                              Lender

                              By:
                                  ------------------------------
                              Title:
                                     ---------------------------

                              WACHOVIA BANK, NA, as a Lender


                              By:
                                  ------------------------------
                              Title:
                                     ---------------------------

                             ANNEX A

                   LENDERS AND PRO RATA SHARES


                  Revolving       Pro Rata         Term        Pro Rata
    Lender       Commitment        Share        Commitment       Share

LaSalle Bank   $26,666,666.67    26.666666667%  $13,333,333.33   26.666666667%
National
Association


Compass Bank   $15,000,000.00    15.000000000%   $7,500,000.00   15.000000000%


Bank One, NA   $15,000,000.00    15.000000000%   $7,500,000.00   15.000000000%


Wachovia       $13,333,333.33    13.333333333%   $6,666,666.67   13.333333333%
Bank, NA


KeyBank        $10,000,000.00    10.000000000%   $5,000,000.00   10.000000000%
National
Association


Southwest      $10,000,000.00    10.000000000%   $5,000,000.00   10.000000000%
Bank of
Texas, N.A.


US Bank        $10,000,000.00    10.000000000%   $5,000,000.00   10.000000000%
National
Association


    TOTALS     $100,000,000.00  100.000000000%  $50,000,000.00  100.000000000%


                             ANNEX B

                      ADDRESSES FOR NOTICES

ENNIS, INC. and the other CO-BORROWERS

2441 Presidential Parkway
Midlothian, Texas  76065

Attention: Harve Cathey
Telephone: (972) 775-9805
Facsimile: (800) 579-4271

LASALLE  BANK  NATIONAL  ASSOCIATION,  as  Administrative  Agent,
Issuing Lender and a Lender

Notices  of  Borrowing , Conversion, Continuation and  Letter  of
Credit Issuance

135 South LaSalle Street
Chicago, Illinois 60603
Attention: John Mostofi
Telephone: (312) 904-8141
Facsimile:  (312) 904-4269

All Other Notices

135 South LaSalle Street
Chicago, Illinois 60603
Attention: John Mostofi
Telephone: (312) 904-8141
Facsimile:  (312) 904-4269

Bank One, NA
1717 Main Street
3rd Floor / TX1-2436
Dallas, Texas 75201
Attention: J. Patrick Brockette
Telephone: (214) 290-2453
Facsimile: (214) 290-2453


Compass Bank
8080 North Central Expressway, Suite 250
Dallas, Texas 75206
Attention: Michael H. Keith
Telephone: (214) 706-8046
Facsimile: (214) 346-2746

U.S. Bank National Association
800 Nicollet Mall
BC-MN-H03P
Minneapolis, Minnesota 55402
Attention: Michael J. Reymann
Telephone: (612) 303-3781
Facsimile: (612) 303-2264

KeyBank National Association
8117 Preston Road, Suite 440
Preston Commons West Tower
Dallas, Texas 75225
Attention: Temple Abney and Joanne Bramanti
Telephone: (214) 414-2579
Facsimile: (214) 414-2623

Southwest Bank of Texas, N.A.
4400 Post Oak Parkway
Houston, Texas 77027
Attention: Melinda N. Jackson
Telephone: (214) 754-9512
Facsimile: (214) 754-9651

Wachovia Bank, NA
700 North Pearl Street
STE 1700, NC 5842
Dallas, Texas75201
Attention: Jennifer L. Norris
Telephone: (214) 397-4786
Facsimile: (214) 397-4786

                           EXHIBIT A-1

                             FORM OF
                            TERM NOTE


Executed as of the 19th day of                  No.
November, 2004 at Chicago,                         ----------
Illinois.

Amount $
        ---------------

          FOR VALUE RECEIVED, the Undersigned, jointly and severally, promise to pay to the order of ---------------------- (hereinafter, together with any holder hereof, called "Lender"), at the main office of the Agent (as defined below), or pursuant to such other instructions or at such other address as it shall designate, the principal sum of --------------------- Dollars ($- -----------------). The Undersigned, jointly and severally, further promise to pay interest on the outstanding principal amount hereof on the dates and at the rates provided in the Credit Agreement (defined below) from the date hereof until payment in full hereof.

          This Note was delivered pursuant to that certain Credit Agreement of even date herewith (as amended, amended and restated or otherwise modified from time to time, the "Credit Agreement") as it may be amended from time to time, together with all exhibits thereto, dated as of November 19, 2004 among LaSalle Bank National Association as agent ("Agent") for Lender and the other lenders from time to time party thereto and the Undersigned, and a certain Security Agreement dated as of November 19, 2004 (as amended, amended and restated or otherwise modified from time to time, the "Security Agreement") by the Undersigned in favor of Agent for the benefit of Lender and the other Lenders, and other related loan documents of even date herewith (collectively, with the Credit Agreement and the
Security Agreement, and as each may be amended or otherwise modified from time to time, the "Financing Agreements"). All terms which are capitalized and used herein (which are not otherwise defined herein) shall have the meaning ascribed to such term in the Credit Agreement.

          The Undersigned hereby authorize Agent and Lender to charge any account of the Undersigned for all sums due hereunder. If payment hereunder becomes due and payable on a Saturday, Sunday or legal holiday under the laws of the United States or the State of Illinois, the due date thereof shall be extended to the next succeeding business day, and interest shall be payable thereon at the rate specified during such extension. Credit shall be given for payments made in the manner and at the times provided in the Credit Agreement. It is the intent of the parties  that  the  rate of interest and  other  charges  to  the
Undersigned  under this Note shall be lawful; therefore,  if  for any reason the interest or other charges payable hereunder are found by a court of competent jurisdiction, in a final determination, to exceed the limit which Lender may lawfully charge the Undersigned, then the obligation to pay interest or other charges shall automatically be reduced to such limit and, if any amount in excess of such limit shall have been paid, then such amount shall be refunded to the Undersigned.

          The principal and all accrued interest hereunder may be prepaid by the Undersigned, in part or in full, at any time.

          The Undersigned waive every defense, counterclaim or setoff which the Undersigned may now have or hereafter may have to any action by Agent or Lender in enforcing this Note and/or any of the other Obligations, or in enforcing Agent's rights in the Collateral and ratifies and confirms whatever Agent and Lender may do pursuant to the terms hereof and of the Financing Agreements and with respect to the Collateral and agrees that neither Agent nor Lender shall be liable for any error in judgment or mistakes of fact or law.

          The Undersigned, any other party liable with respect to the Obligations and any and all endorsers and accommodation parties, and each one of them, if more than one, waive any and all presentment, demand, notice of dishonor, protest, notice of intent to accelerate, notice of acceleration, and all other notices and demands in connection with the enforcement of Agent's and Lender's rights hereunder.

          The loan evidenced hereby has been made and this Note has been delivered at Chicago, Illinois. THIS NOTE SHALL BE
GOVERNED AND CONTROLLED BY THE INTERNAL LAWS OF THE STATE OF ILLINOIS AS TO INTERPRETATION, ENFORCEMENT, VALIDITY, CONSTRUCTION, EFFECT, AND IN ALL OTHER RESPECTS, INCLUDING WITHOUT LIMITATION, THE LEGALITY OF THE INTEREST RATE AND OTHER CHARGES, and shall be binding upon the Undersigned and the Undersigned's heirs, legal representatives, successors and assigns. Wherever possible, each provision of this Note shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Note shall be prohibited by or be invalid under such law, such provision shall be severable, and be ineffective to the extent of such prohibition or invalidity, without invalidating the remaining provisions of this Note. If more than one party shall execute this Note, the term "Undersigned" as used herein shall mean all parties signing this Note, and each one of them, and all such parties, their respective heirs, executors, administrators, successors and assigns, shall be jointly and severally obligated hereunder.

          To induce the Lender to make the loan evidenced by this Note, the Undersigned (i) irrevocably agree that, subject to Agent's sole and absolute election, all actions arising directly or indirectly as a result or in consequence of this Note or any other agreement with the Lender, or the Collateral, shall be instituted and litigated only in courts having situs in the City of Chicago, Illinois; (ii) hereby consent to the exclusive jurisdiction and venue of any State or Federal Court located and having its situs in said city; and (iii) waive any objection based on forum non-conveniens. IN ADDITION, LENDER AND THE
UNDERSIGNED HEREBY WAIVE TRIAL BY JURY IN ANY ACTION OR PROCEEDING WHICH PERTAINS DIRECTLY OR INDIRECTLY TO THIS NOTE, THE OBLIGATIONS, THE COLLATERAL, ANY ALLEGED TORTIOUS CONDUCT BY THE UNDERSIGNED OR LENDER OR WHICH IN ANY WAY, DIRECTLY OR INDIRECTLY, ARISES OUT OF OR RELATES TO THE RELATIONSHIP AMONG THE UNDERSIGNED, AGENT AND LENDER. In addition, the Undersigned agree that all service of process shall be made as provided in the Credit Agreement.

          As  used  herein,  all  provisions  shall  include  the
masculine,   feminine,  neuter,  singular  and  plural   thereof,
wherever the context and facts require such construction and in particular the word "Undersigned" shall be so construed.



                 [SIGNATURES ON FOLLOWING PAGE]

IN WITNESS WHEREOF, each of the Undersigned has executed this Note on the date above set forth.


                    Ennis, Inc.
                    Ennis Business Forms of Kansas, Inc.
                    Connolly Tool and Machine Co.
                    Admore, Inc.
                    PFC Products, Inc.
                    Ennis Acquisitions, Inc.
                    Northstar Computer Forms, Inc.
                    General Financial Supply, Inc.
                    Calibrated Forms Co. Inc.
                    Crabar/GBF, Inc.
                    Royal Business Forms, Inc.
                    Midlothian Holdings LLC (to be renamed
                    Alstyle Apparel LLC)
                    A and G, Inc.
                    Alstyle Ensenada LLC
                    Alstyle Hermosilla LLC
                    The Great Pumpkin, Inc.
                    Diaco USA, LLC

                    By:
                        ---------------------------------
                        Keith S. Walters, President of each

                    American Forms I, L.P.
                    Adams McClure I, L.P.
                    Texas EBF,  L.P.
                    Ennis Sales, L.P.
                    Ennis Management, L.P.

                    By: Ennis, Inc., the sole general partner of
                        each


                    By:
                        ---------------------------------
                        Keith S. Walters, President



FOR BANK USE ONLY

Officer's Initials:
                    -----------
Approval:
          ----------

                           EXHIBIT A-2

                             FORM OF
                         REVOLVING NOTE


Executed as of the 19th day of                   No.
November, 2004 at Chicago,                           ----------
Illinois.

Amount $
        ---------------

          FOR VALUE RECEIVED, the Undersigned, jointly and severally, promise to pay to the order of ----------------------- ----------------- (hereinafter, together with any holder hereof, called "Lender"), at the main office of Agent (as defined below) or pursuant to such other instructions or at such other address as it shall designate), the principal sum of -------------------- ---------------------- Dollars ($---------------) plus the aggregate unpaid principal amount of all advances made by Lender to the Undersigned pursuant to and in accordance with Section 2 of the Credit Agreement (as hereinafter defined) in excess of such amount, or, if less, the aggregate unpaid principal amount of all advances made by Lender to the Undersigned pursuant to and in accordance with Section 2 of the Credit Agreement. The
Undersigned, jointly and severally, further promise to pay interest on the outstanding principal amount hereof on the dates and at the rates provided in the Credit Agreement from the date hereof until payment in full hereof.

          This Note was delivered pursuant to that certain Credit Agreement of even date herewith (as amended, amended and restated or otherwise modified from time to time, the "Credit Agreement") as it may be amended from time to time, together with all exhibits thereto, dated as of November 19, 2004 among LaSalle Bank National Association as agent ("Agent") for Lender and the other lenders from time to time party thereto and the Undersigned, and a certain Security Agreement dated as of November 19, 2004 (as amended, amended and restated or otherwise modified from time to time, the "Security Agreement") by the Undersigned in favor of Agent for the benefit of Lender and the other Lenders, and other related loan documents of even date herewith (collectively, with the Credit Agreement and the
Security Agreement, and as each may be amended or otherwise modified from time to time, the "Financing Agreements"). All terms which are capitalized and used herein (which are not otherwise defined herein) shall have the meaning ascribed to such term in the Credit Agreement.

          The Undersigned hereby authorize the Agent and Lender to charge any account of the Undersigned for all sums due hereunder. If payment hereunder becomes due and payable on a Saturday, Sunday or legal holiday under the laws of the United States or the State of Illinois, the due date thereof shall be extended to the next succeeding business day, and interest shall be payable thereon at the rate specified during such extension. Credit shall be given for payments made in the manner and at the times provided in the Credit Agreement. It is the intent of the parties that the rate of interest and other charges to the
Undersigned  under this Note shall be lawful; therefore,  if  for any reason the interest or other charges payable hereunder are found by a court of competent jurisdiction, in a final determination, to exceed the limit which Lender may lawfully charge the Undersigned, then the obligation to pay interest or other charges shall automatically be reduced to such limit and, if any amount in excess of such limit shall have been paid, then such amount shall be refunded to the Undersigned.

          The principal and all accrued interest hereunder may be prepaid by the Undersigned, in part or in full, at any time.

          The Undersigned waive every defense, counterclaim or setoff which the Undersigned may now have or hereafter may have to any action by Agent or Lender in enforcing this Note and/or any of the other Obligations, or in enforcing Agent's rights in the Collateral and ratifies and confirms whatever Agent and Lender may do pursuant to the terms hereof and of the Financing Agreements and with respect to the Collateral and agrees that neither Agent nor Lender shall be liable for any error in judgment or mistakes of fact or law.

          The Undersigned, any other party liable with respect to the Obligations and any and all endorsers and accommodation parties, and each one of them, if more than one, waive any and all presentment, demand, notice of dishonor, protest, notice of intent to accelerate, notice of acceleration, and all other notices and demands in connection with the enforcement of Agent's and Lender's rights hereunder.

          The loan evidenced hereby has been made and this Note has been delivered at Chicago, Illinois. THIS NOTE SHALL BE
GOVERNED AND CONTROLLED BY THE INTERNAL LAWS OF THE STATE OF ILLINOIS AS TO INTERPRETATION, ENFORCEMENT, VALIDITY, CONSTRUCTION, EFFECT, AND IN ALL OTHER RESPECTS, INCLUDING WITHOUT LIMITATION, THE LEGALITY OF THE INTEREST RATE AND OTHER CHARGES, and shall be binding upon the Undersigned and the Undersigned's heirs, legal representatives, successors and assigns. Wherever possible, each provision of this Note shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Note shall be prohibited by or be invalid under such law, such provision shall be severable, and be ineffective to the extent of such prohibition or invalidity, without invalidating the remaining provisions of this Note. If more than one party shall execute this Note, the term "Undersigned" as used herein shall mean all parties signing this Note, and each one of them, and all such parties, their respective heirs, executors, administrators, successors and assigns, shall be jointly and severally obligated hereunder.

          To induce the Lender to make the loan evidenced by this Note, the Undersigned (i) irrevocably agree that, subject to Agent's sole and absolute election, all actions arising directly or indirectly as a result or in consequence of this Note or any other agreement with the Lender, or the Collateral, shall be instituted and litigated only in courts having situs in the City of Chicago, Illinois; (ii) hereby consent to the exclusive jurisdiction and venue of any State or Federal Court located and having its situs in said city; and (iii) waive any objection based on forum non-conveniens. IN ADDITION, LENDER AND THE
UNDERSIGNED HEREBY WAIVE TRIAL BY JURY IN ANY ACTION OR PROCEEDING WHICH PERTAINS DIRECTLY OR INDIRECTLY TO THIS NOTE, THE OBLIGATIONS, THE COLLATERAL, ANY ALLEGED TORTIOUS CONDUCT BY THE UNDERSIGNED OR LENDER OR WHICH IN ANY WAY, DIRECTLY OR INDIRECTLY, ARISES OUT OF OR RELATES TO

THE RELATIONSHIP AMONG THE UNDERSIGNED, AGENT AND LENDER. In addition, the Undersigned agree that all service of process shall be made as provided in the Credit Agreement.

          As  used  herein,  all  provisions  shall  include  the
masculine,   feminine,  neuter,  singular  and  plural   thereof,
wherever the context and facts require such construction and in particular the word "Undersigned" shall be so construed.



                 [SIGNATURES ON FOLLOWING PAGE]

          IN   WITNESS  WHEREOF,  each  of  the  Undersigned  has
executed this Note on the date above set forth.


                    Ennis, Inc.
                    Ennis Business Forms of Kansas, Inc.
                    Connolly Tool and Machine Co.
                    Admore, Inc.
                    PFC Products, Inc.
                    Ennis Acquisitions, Inc.
                    Northstar Computer Forms, Inc.
                    General Financial Supply, Inc.
                    Calibrated Forms Co. Inc.
                    Crabar/GBF, Inc.
                    Royal Business Forms, Inc.
                    Midlothian Holdings LLC (to be renamed
                    Alstyle Apparel LLC)
                    A and G, Inc.
                    Alstyle Ensenada LLC
                    Alstyle Hermosilla LLC
                    The Great Pumpkin, Inc.
                    Diaco USA, LLC

                    By:
                        ----------------------------------
                        Keith S. Walters, President of each

                    American Forms I, L.P.
                    Adams McClure I, L.P.
                    Texas EBF,  L.P.
                    Ennis Sales, L.P.
                    Ennis Management, L.P.

                    By: Ennis, Inc., the sole general partner of
                        each


                    By:
                        ---------------------------------
                        Keith S. Walters, President


FOR BANK USE ONLY

Officer's Initials:
                    --------
Approval:
         -----------

                           EXHIBIT A-3

                             FORM OF
                         SWING LINE NOTE

Executed as of the 19th day of                  No.
November, 2004 at Chicago,                           ----------
Illinois.

Amount $
        ---------------
               FOR VALUE RECEIVED, the Undersigned, jointly and severally, hereby unconditionally promise to pay to the order of ----------------------------- ("Lender"), at the main office of
Agent (as defined below) or at such other place as the Agent may from time to time designate in writing, in lawful money of the United States of America and in immediately available funds, the principal sum of --------------------- ($---------------), or, if
less, the aggregate unpaid principal balance of the Swing Line Loans made to Borrower by Lender pursuant to the Credit Agreement described below, at such times as are specified therein.

          This Note was delivered pursuant to that certain Credit Agreement of even date herewith (as amended, amended and restated or otherwise modified from time to time, the "Credit Agreement") as it may be amended from time to time, together with all exhibits thereto, dated as of November 19, 2004 among LaSalle Bank National Association as agent ("Agent") for itself and the other lenders from time to time party thereto and the Undersigned, and a certain Security Agreement dated as of November 19, 2004 (as amended, amended and restated or otherwise modified from time to time, the "Security Agreement") by the Undersigned in favor of Agent for the benefit of Lender and the other Lenders, and other related loan documents of even date herewith (collectively, with the Credit Agreement and the
Security Agreement, and as each may be amended or otherwise modified from time to time, the "Financing Agreements"). All terms which are capitalized and used herein (which are not otherwise defined herein) shall have the meaning ascribed to such term in the Credit Agreement.

          The Undersigned, jointly and severally, further promise to pay interest on the outstanding unpaid principal amount hereof from the date hereof until payment in full at the rate from time to time applicable to the Swing Line Loans as determined in accordance with the Credit Agreement; provided, however, that upon the occurrence and during the continuance of an Event of Default, the Undersigned shall pay interest on the outstanding principal balance of this Note at the rate of interest applicable following the occurrence of an Event of Default as determined in accordance with the Credit Agreement.

          THE  OUTSTANDING PRINCIPAL BALANCE OF THE UNDERSIGNEDS'
OBLIGATIONS  TO  LENDER  UNDER THIS NOTE SHALL  BE  PAYABLE  UPON
DEMAND.   Prior to demand, principal hereunder shall  be  payable
pursuant to the terms of the Credit Agreement.

          The Undersigned hereby authorize the Agent and Lender to charge any account of the Undersigned for all sums due hereunder. If payment hereunder becomes due and payable on a Saturday, Sunday or legal holiday under the laws of the United States or the State of Illinois, the due date thereof shall be extended to the next succeeding business day, and interest shall be payable thereon at the rate specified during such extension. Credit shall be given for payments made in the manner and at the times provided in the Credit Agreement. It is the intent of the parties that the rate of interest and other charges to the
Undersigned  under this Note shall be lawful; therefore,  if  for any reason the interest or other charges payable hereunder are found by a court of competent jurisdiction, in a final determination, to exceed the limit which Lender may lawfully charge the Undersigned, then the obligation to pay interest or other charges shall automatically be reduced to such limit and, if any amount in excess of such limit shall have been paid, then such amount shall be refunded to the Undersigned.

          The principal and all accrued interest hereunder may be prepaid by the Undersigned, in part or in full, at any time.

          The Undersigned waive every defense, counterclaim or setoff which the Undersigned may now have or hereafter may have to any action by Agent or Lender in enforcing this Note and/or any of the other Obligations, or in enforcing Agent's rights in the Collateral and ratifies and confirms whatever Agent and Lender may do pursuant to the terms hereof and of the Financing Agreements and with respect to the Collateral and agrees that neither Agent nor Lender shall be liable for any error in judgment or mistakes of fact or law.

          The Undersigned, any other party liable with respect to the Obligations and any and all endorsers and accommodation parties, and each one of them, if more than one, waive any and all presentment, demand, notice of dishonor, protest, notice of intent to accelerate, notice of acceleration, and all other notices and demands in connection with the enforcement of Agent's and Lender's rights hereunder.

          The loan evidenced hereby has been made and this Note has been delivered at Chicago, Illinois. THIS NOTE SHALL BE
GOVERNED AND CONTROLLED BY THE INTERNAL LAWS OF THE STATE OF ILLINOIS AS TO INTERPRETATION, ENFORCEMENT, VALIDITY, CONSTRUCTION, EFFECT, AND IN ALL OTHER RESPECTS, INCLUDING WITHOUT LIMITATION, THE LEGALITY OF THE INTEREST RATE AND OTHER CHARGES, and shall be binding upon the Undersigned and the Undersigned's heirs, legal representatives, successors and assigns. Wherever possible, each provision of this Note shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Note shall be prohibited by or be invalid under such law, such provision shall be severable, and be ineffective to the extent of such prohibition or invalidity, without invalidating the remaining provisions of this Note. If more than one party shall execute this Note, the term "Undersigned" as used herein shall mean all parties signing this Note, and each one of them, and all such parties, their respective heirs, executors, administrators, successors and assigns, shall be jointly and severally obligated hereunder.

          To induce the Lender to make the loan evidenced by this Note, the Undersigned (i) irrevocably agree that, subject to Agent's sole and absolute election, all actions arising directly or indirectly as a result or in consequence of this Note or any other agreement with the Lender, or the Collateral, shall be instituted and litigated only in courts having situs in the City of Chicago, Illinois; (ii) hereby consent to the exclusive jurisdiction and venue of any State or Federal Court located and having its situs in said city; and (iii) waive any objection based on forum non-conveniens. IN ADDITION, LENDER AND THE
UNDERSIGNED HEREBY WAIVE TRIAL BY JURY IN ANY ACTION OR PROCEEDING WHICH PERTAINS DIRECTLY OR INDIRECTLY TO THIS NOTE, THE OBLIGATIONS, THE COLLATERAL, ANY ALLEGED TORTIOUS CONDUCT BY THE UNDERSIGNED OR LENDER OR WHICH IN ANY WAY, DIRECTLY OR INDIRECTLY, ARISES OUT OF OR RELATES TO THE RELATIONSHIP AMONG THE UNDERSIGNED, AGENT AND LENDER. In addition, the Undersigned agree that all service of process shall be made as provided in the Credit Agreement.

          As  used  herein,  all  provisions  shall  include  the
masculine,   feminine,  neuter,  singular  and  plural   thereof,
wherever the context and facts require such construction and in particular the word "Undersigned" shall be so construed.



                 [SIGNATURES ON FOLLOWING PAGE]

          IN   WITNESS  WHEREOF,  each  of  the  Undersigned  has
executed this Note on the date above set forth.


                    Ennis, Inc.
                    Ennis Business Forms of Kansas, Inc.
                    Connolly Tool and Machine Co.
                    Admore, Inc.
                    PFC Products, Inc.
                    Ennis Acquisitions, Inc.
                    Northstar Computer Forms, Inc.
                    General Financial Supply, Inc.
                    Calibrated Forms Co. Inc.
                    Crabar/GBF, Inc.
                    Royal Business Forms, Inc.
                    Midlothian Holdings LLC (to be renamed
                    Alstyle Apparel LLC)
                    A and G, Inc.
                    Alstyle Ensenada LLC
                    Alstyle Hermosilla LLC
                    The Great Pumpkin, Inc.
                    Diaco USA, LLC

                    By:
                        ----------------------------------
                        Keith S. Walters, President of each

                    American Forms I, L.P.
                    Adams McClure I, L.P.
                    Texas EBF,  L.P.
                    Ennis Sales, L.P.
                    Ennis Management, L.P.

                    By: Ennis, Inc., the sole general partner of
                    each


                    By:
                        ----------------------------------
                        Keith S. Walters, President


FOR BANK USE ONLY

Officer's Initials:
                     ---------
Approval:
          ----------


                            EXHIBIT B

                 FORM OF COMPLIANCE CERTIFICATE

To:  LaSalle Bank National Association, as Administrative Agent

     Please refer to the Credit Agreement dated as of November 19, 2004 (as amended, restated, supplemented or otherwise modified from time to time, the "Credit Agreement") among Ennis, Inc. (the "Company"), each of the other entities signatory thereto under the heading "Co-Borrowers", various financial institutions and LaSalle Bank National Association, as Administrative Agent. Terms used but not otherwise defined herein are used herein as defined in the Credit Agreement.

I. Reports. Enclosed herewith is a copy of the [annual audited/quarterly] report of the Company as at -----------, ---- (the "Computation Date"), which report fairly presents in all material respects the financial condition and results of operations [(subject to the absence of footnotes and to normal year-end adjustments)] of the Company as of the Computation Date and has been prepared in accordance with GAAP consistently applied.

II. Financial Tests. The Company hereby certifies and warrants to you that the following is a true and correct computation as at the Computation Date of the following ratios and/or financial restrictions contained in the Credit
     Agreement:

A.   Section 11.14.1 - Minimum Fixed Charge Coverage Ratio

     1.   EBITDA                             $
                                               -------

     2.   Income taxes paid                  $
                                              --------

     3.   Capital Expenditures               $
                                              --------

     4.   Sum of (2) and (3)                 $
                                              --------
     5.   Remainder of (1) minus (4)         $
                                              --------
     6.   Interest Expense                   $
                                              --------
     7.   Required payments of
          principal of Funded Debt
          (including Term Loans but
          excluding Revolving Loans)         $
                                              --------
     8.   Distributions to holders
          of Parent Capital Securities (other
          than distributions of non-redeemable
          common equity securities)          $
                                              --------

     9.   Sum of (6), (7) and (8)            $
                                              --------

     10.  Ratio of (5) to (9)                     to 1
                                             ----

     11.  Minimum Required                        to 1
                                             ----


B.   Section 11.14.2 - Maximum Total Funded Debt to EBITDA Ratio

     1.   Total Funded Debt                  $
                                              --------

     2.   EBITDA                             $
                                              --------
          (from Item A(3) above)

     3.   Ratio of (1) to (2)                     to 1
                                             ----

     4.   Maximum allowed                         to 1
                                             ----

C.   Section 11.14.3 - Minimum Net Worth

     1.   Consolidated Net Worth             $
                                              --------

     2.   Baseline value                     $
                                              --------

     3.   Consolidated Net Income            $
                                              --------

     4.   25% of C.3.                        $
                                              --------

     5.   Minimum Net Worth                  $
          (sum of C.2 and C.4)                --------



     The Company further certifies to you that no Event of Default or Unmatured Event of Default has occurred and is continuing.

     The Company has caused this Certificate to be executed and delivered by its duly authorized officer on --------, -----.

                                   ENNIS, INC.


                                   By:
                                        ------------------------
                                   Title: Chairman, President and
                                          CEO

                            EXHIBIT C

                             FORM OF
                      ASSIGNMENT AGREEMENT

                                           Date:
                                                -----------------

To:  [Company Lower Case]

          and

     LaSalle Bank National Association, as Administrative Agent

Re:  Assignment under the Credit Agreement referred to below

Gentlemen and Ladies:

     Please refer to Section 15.6.1 of the Credit Agreement dated as of November 19, 2004 (as amended or otherwise modified from time to time, the "Credit Agreement") among Ennis, Inc. (the "Company"), each of the other parties signatory thereto under the heading "Co-Borrower", various financial institutions and LaSalle Bank National Association, as administrative agent (in such capacity, the "Administrative Agent"). Unless otherwise defined herein or the context otherwise requires, terms used herein have the meanings provided in the Credit Agreement.

     ------------------(the "Assignor") hereby sells and assigns, without recourse, to ------------(the "Assignee"), and the Assignee hereby purchases and assumes from the Assignor, that interest in and to the Assignor's rights and obligations under the Credit Agreement as of the date hereof equal to ----% of all of the Loans, of the participation interests in the Letters of Credit and of the Commitments, such sale, purchase, assignment and assumption to be effective as of ---------------, ----, or such later date on which the Company and the Administrative Agent shall have consented hereto (the "Effective Date"). After giving effect to such sale, purchase, assignment and assumption, the Assignee's and the Assignor's respective Percentages for purposes of the Credit Agreement will be as set forth opposite their names on the signature pages hereof.

     The Assignor hereby instructs the Administrative Agent to make all payments from and after the Effective Date in respect of the interest assigned hereby directly to the Assignee. The
Assignor and the Assignee agree that all interest and fees accrued up to, but not including, the Effective Date are the property of the Assignor, and not the Assignee. The Assignee agrees that, upon receipt of any such interest or fees, the Assignee will promptly remit the same to the Assignor.

     The Assignor represents and warrants that it is the legal and beneficial owner of the interest being assigned by it hereunder and that such interest is free and clear of any adverse claim.

     The Assignee represents and warrants to the Company and the Administrative Agent that, as of the date hereof, the Company will not be obligated to pay any greater amount under Section 7.6 or 8 of the Credit Agreement than the Company is obligated to pay to the Assignor under such Section. [The Assignee has delivered, or is delivering concurrently herewith, to the Company and the Administrative Agent the forms required by Section 7.6 of the Credit Agreement.] [INSERT IF ASSIGNEE IS ORGANIZED UNDER THE LAWS OF A JURISDICTION OTHER THAN THE UNITED STATES OF AMERICA OR A STATE THEREOF.] The Company shall pay the fee payable to the Administrative Agent pursuant to Section 15.6.1.

     The Assignee hereby confirms that it has received a copy of the Credit Agreement. Except as otherwise provided in the Credit
Agreement, effective as of the Effective Date:

     (a) the Assignee (i) shall be deemed automatically to have become a party to the Credit Agreement and to have all the rights and obligations of a "Lender" under the Credit Agreement as if it were an original signatory thereto to the extent specified in the second paragraph hereof; and (ii) agrees to be bound by the terms and conditions set forth in the Credit Agreement as if it were an original signatory thereto; and

     (b) the Assignor shall be released from its obligations under the Credit Agreement to the extent specified in the second paragraph hereof.

     The Assignee hereby advises each of you of the following administrative details with respect to the assigned Loans and
Commitment:

          (A)  Institution Name:

               Address:

               Attention:

               Telephone:

               Facsimile:

          (B)  Payment Instructions:

      This Assignment shall be governed by and construed in accordance with the laws of the State of Illinois

     Please evidence your receipt hereof and your consent to the sale, assignment, purchase and assumption set forth herein by signing and returning counterparts hereof to the Assignor and the Assignee.


Percentage =     %            [ASSIGNEE]
             ----
                              By:
                                   -----------------------------
                              Title:
                                   -----------------------------

Adjusted Percentage =    %    [ASSIGNOR]
                      ---

                              By:
                                   -----------------------------
                              Title:
                                   -----------------------------


ACKNOWLEDGED AND CONSENTED TO
this      day of         ,
    -----        --------  ----

LASALLE BANK NATIONAL ASSOCIATION, as Administrative Agent


By:
     ------------------------------
Title:
         -------------------------------

ACKNOWLEDGED AND CONSENTED TO
this     day of              ,
     ---        ------------  --------

ENNIS, INC.


By:
     ------------------------------
Title:
         -------------------------------

                            EXHIBIT D

                   FORM OF NOTICE OF BORROWING


     To:  LaSalle  Bank  National Association, as  Administrative
          Agent

     Please refer to the Credit Agreement dated as of November 19, 2004 (as amended, restated, supplemented or otherwise modified from time to time, the "Credit Agreement") among Ennis, Inc. (the "Company"), each of the other persons signatory thereto under the heading "Co-Borrower", various financial institutions and LaSalle Bank National Association, as Administrative Agent. Terms used but not otherwise defined herein are used herein as defined in the Credit Agreement.

     The undersigned hereby gives irrevocable notice, pursuant to
Section 2.2.2 of the Credit Agreement, of a request hereby for a borrowing as follows:

     (i)  The requested borrowing date for the proposed borrowing
(which is a Business Day) is             ,    .

     (ii)  The  aggregate amount of the proposed borrowing  is  $
..

     (iii)      The  type  of  Revolving  Loans  comprising   the
proposed borrowing are [Base Rate] [LIBOR] Loans.

     (iv) The duration of the Interest Period for each LIBOR Loan made as part of the proposed borrowing, if applicable, is months (which shall be 1, 2, 3 or 6 months).

     The undersigned hereby certifies that on the date hereof and on the date of borrowing set forth above, and immediately after giving effect to the borrowing requested hereby: (i) there exists and there shall exist no Unmatured Event of Default or Event of Default under the Credit Agreement; and (ii) each of the representations and warranties contained in the Credit Agreement and the other Loan Documents is true and correct as of the date hereof, except to the extent that such representation or warranty expressly relates to another date and except for changes therein expressly permitted or expressly contemplated by the Credit Agreement.

     The  Company  has  caused this Notice  of  Borrowing  to  be executed  and delivered by its officer thereunto duly  authorized
on               ,        .

                                   ENNIS, INC.


                              By:
                                   -----------------------------
                              Title:
                                    ----------------------------

                            EXHIBIT E

            FORM OF NOTICE OF CONVERSION/CONTINUATION


     To:  LaSalle  Bank  National Association, as  Administrative
          Agent

     Please refer to the Credit Agreement dated as of November 19, 2004 (as amended, restated, supplemented or otherwise modified from time to time, the "Credit Agreement") among Ennis, Inc. (the "Company"), the other parties signatory thereto under the heading "Co-Borrowers", various financial institutions and LaSalle Bank National Association, as Administrative Agent. Terms used but not otherwise defined herein are used herein as defined in the Credit Agreement.

     The undersigned hereby gives irrevocable notice, pursuant to
Section 2.2.3 of the Credit Agreement, of its request to:

          (a)   on  [     date     ]  convert  $[        ]of  the
aggregate  outstanding principal amount of the  [        ]  Loan,
bearing  interest at the [        ] Rate, into  a(n)  [         ]
Loan [and, in the case of a LIBOR Loan, having an Interest Period
of [      ] month(s)];
          [(b)  on  [     date     ] continue  $[        ]of  the
aggregate  outstanding principal amount of  the  [       ]  Loan,
bearing  interest at the LIBOR Rate, as a LIBOR  Loan  having  an
Interest Period of [     ] month(s)].

     The undersigned hereby represents and warrants that all of the conditions contained in Section 12.2 of the Credit Agreement have been satisfied on and as of the date hereof, and will continue to be satisfied on and as of the date of the conversion/continuation requested hereby, before and after giving effect thereto.

     The     Company     has    caused     this     Notice     of
Conversion/Continuation  to  be executed  and  delivered  by  its
officer thereunto duly authorized on              ,       .

                                   ENNIS, INC.


                              By:
                                   -----------------------------
                              Title:
                                    ----------------------------